Exhibit 10.1

OFFICE LEASE

by and between

10 – 30 SOUTH WACKER, L.P.

(“Landlord”)

and

CHICAGO MERCANTILE EXCHANGE INC.

(“Tenant”)

Dated as of August 24, 2007

TABLE OF CONTENTS

1.	BASIC LEASE PROVISIONS	1

2.	PROJECT	4

3.	TERM	7

4.	RENT	9

5.	USE AND OCCUPANCY	23

6.	SERVICES & UTILITIES	25

7.	REPAIRS	32

8.	ALTERATIONS	33

9.	INSURANCE	37

10.	DAMAGE OR DESTRUCTION	39

11.	INDEMNITY	41

12.	CONDEMNATION	45

13.	TENANT TRANSFERS	46

14.	LANDLORD TRANSFERS	52

15.	DEFAULT AND REMEDIES	54

16.	MISCELLANEOUS	62

17.	OPTION TO EXTEND THE TERM	70

18.	CONTRACTION OPTIONS	72

19.	SWING SPACE	75

20.	PARKING	75

21.	RIGHT OF FIRST OFFER	76

22.	TENANT’S RIGHT TO CLEAN THE PREMISES	79

23.	GENERATOR	80

24.	STORAGE SPACES	81

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25.	STAIRWELL USE	81

26.	DEVELOPMENT INCENTIVES	82

27.	ROOFTOP COMMUNICATIONS EQUIPMENT	82

28.	COUNTERPARTS	84

29.	INFORMATION KIOSK	84

30.	INTENTIONALLY OMITTED	84

31.	EXISTING LEASES	84

32.	CONSTRUCTION ALLOWANCE	85

33.	LANDLORD’S WORK	87

34.	RENT CREDIT	89

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EXHIBITS

EXHIBIT A-l	Legal Description -10 South Wacker Building

EXHIBIT A-2	Legal Description - 20 South Wacker Building

EXHIBIT A-3	Legal Description - 30 South Wacker Building

EXHIBIT B-l	Office Space – Scheme F-l

EXHIBIT B-2	Office Space – Scheme F-2

EXHIBIT B-3	Fixed Term Support Space

EXHIBIT B-4	Secured Access Space

EXHIBIT B-5	Non Fixed Term Storage Space

EXHIBIT C-l	Rent Schedule – Scheme F-l

EXHIBIT C-2	Rent Schedule – Scheme F-2

EXHIBIT D	Rules and Regulations

EXHIBIT E	Landlord’s Work and Dates for Substantial Completion

EXHIBIT F	Janitorial Specifications

EXHIBIT G	RSF, USF, and Tenant’s Share

EXHIBIT H	Exclusive Freight Elevator

EXHIBIT I	Form of Subordination, Non-disturbance and Attornment Agreement

EXHIBIT J	Form of Memorandum of Lease

EXHIBIT K	Vertical Transportation

EXHIBIT L	Additional Security Services

EXHIBIT M	Tenant’s New HVAC Equipment and Generator

EXHIBIT N	Electrical Meters

EXHIBIT O	CME Rooftop Telecommunications Space

EXHIBIT P	HVAC Specifications and Rates

EXHIBIT Q	Visitor’s Center Signage

EXHIBIT R	Exterior Monument Signage and Retail Directory Monument Signage Locations

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INDEX OF DEFINED TERMS

10 South Wacker Building	1
1st Extension Term	70
20 South Wacker Building	1
20 South Wacker HVAC System	28
2nd Extension Term	70
30 South Wacker Building	1
Additional Exterior Building Signage	64
Additional Insured	37
Additional Rent	10
Adverse Event	70
Affiliates	43
Alterations	33
Amended Support Space Supplement	86
Amortization Rate	17
Antenna Site	83
Antennas	83
Asbestos Delay	59
Audit Claim	21
Audit Notice	20
Audit Right	20
Available for leasing	77
Available ROFO Area	77
Base Building	4
Base Rent	2
Bathroom Work	88
Billing Address	3
BOMA Standard	2
Brokers	3
Building	1
Building Standard	7
Building Structure	4
Business Hours	3
Capital Items	13
Claims	42
CME	63
Code	27
Common Areas	4
Comparable Market	73
Construction Allowance	3
Contraction Notice	73
Contraction Payment	73
Contraction Right	73
Contraction Space	73
Cost-Saving Expenses	12
Current Leases	86
Declaration	53
Default	54
Default Rate	58
Delivery Condition	10
Delivery Deadline	9
Design Problem	34
Desk Space User	46
Determination Date	71
Determination Notice	71
Dining Facility	23
Emergency Repairs	61
Enforcement Costs	57
Estimated Additional Rent	18
Exclusive Freight Elevator	7
Execution Date	1
Existing 20 South Lease	85
Existing Lease	85
Expenses	11
Expiration Date	2
Extension Option	70
Extension Term	70
Exterior Building Signage	63
Exterior Building Signage Threshold	63
Fair Market Rent	57
First Offer Right	77
Force Majeure	59
Fuels	81
Generator	81
Generator Space	81
Ground Floor Retail Signage	64
Hazardous Materials	25
Holdover	8
HVAC	26
HVAC Connection Work	28
Indemnified Party Notice	44
Initial Construction Allowance	3
Initial Premises	1
Interruption of Landlord Provided Services	31
Interruption Period Estimate	40
Kiosk	85
Land	4
Landlord	1
Landlord Provided Services	31
Landlord’s Damages	57
Later Tenant Work	86
Lease	1
Leasehold Improvements	5
Lessor	52
Liability Limit	3
Mandated Expenses	12
Market Rent	72
Material Non-monetary Default	69
Maximum Connected Load	27
Mechanical Systems	4
Month	8
Mortgage	52
Mortgagee	52
New Lease Date	8
Non-Disturbance Agreement	53

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Non-Fixed Term Storage Space	4
Notice	63
Notice Addresses	3
Notice of Repair or Lack of Service	60
Objection	18
Offer Notice	78
Offer Period	78
Office Space	1
Operator	76
Option Cancellation Notice	79
Outside Offer Date	79
Permitted Sublease	48
Permitted Transferee	47
Plans	33
Premises	1
Primary Use	23
Prime Rate	17
Privileges	76
Prohibited Signage Entity	64
Project	4
Qualified Arbitrator	71
Qualified Audit Arbitrator	22
Reasonable attorneys’ fees	57
Refrigerated Waste Facility	26
Reletting Expenses	58
Relocation Date	5
Remainder Rent	57
Rent	19
Repair Estimate	40
Repair Estimate Period	40
Repossession Expenses	58
Required Removal Items	8
Reserved Tonnage	28
ROFO Area	77
ROFO Area Availability Date	78
ROFO Area Commencement Date	79
Roof	83
RSF	1
Rules and Regulations	1
Scheduled Commencement Date	2
Scheduled Term	2
Second Construction Allowance	3
Secured Access Space	1
Secured Access Space Interior Signage	66
Secured Areas	33
Security Deposit	3
Self Help Notice	61
Self Help Rights	59
Set Off Notice	62
Standard Services	25
Storage Space	82
Storage Space Agreement	4
Substantial Completion	10
Superior Lease	52
Supplemental HVAC System	28
Swing Space	75
Swing Space Additional Charges	76
Swing Space Return Date	76
Taking	45
Tank	82
Taxes	10
Telecommunication Services	30
Tenant	1
Tenant Delay	10
Tenant Exclusive Telecom Closets	5
Tenant Provided Services	31
Tenant’s Auditor	20
Tenant’s Personal Property	7
Tenant’s Share	2
Tenant’s Wiring	31
Tenant’s Work	33
Term	8
Third-Party Exterior Building Signage	64
Trading Termination Date	28
Transaction Costs	51
Transfer	46
Unamortized Contraction Cost	73
Untenantable	31
Use	2
USF	1
Visitor’s Center	5
Visitor’s Center Signage	65
Voiding Notice	40

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LEASE

Landlord and Tenant enter this Lease (“Lease”) as of the Execution Date on the following terms, covenants, conditions and provisions:

1.	BASIC LEASE PROVISIONS

1.1. Basic Lease Definitions. In this Lease, the following defined terms have the meanings indicated.

(a)	Execution Date:	Dated as of August 24, 2007

(b)	Landlord:	10 – 30 South Wacker, L.P., a Delaware limited partnership

(c)	Tenant:	Chicago Mercantile Exchange Inc., a Delaware corporation.

(d)	Building:	“Building” means, collectively, the 10 South Wacker Building, the 20 South Wacker Building, and the 30 South Wacker building.

“10 South Wacker Building” means the office tower and related improvements commonly known as 10 South Wacker Drive, Chicago, Illinois. The real estate occupied by the 10 South Wacker Building is legally described on Exhibit A-1.

“20 South Wacker Building” means the trading floor box and related improvements commonly known as 20 South Wacker Drive, Chicago, Illinois. The real estate (air rights) occupied by the 20 South Wacker Building is (are) legally described on Exhibit A-2.

“30 South Wacker Building” means the office tower and related improvements (including the Secured Access Space and retail concourse and the upper lobby level space) commonly known as 30 South Wacker Drive, Chicago, Illinois. The real estate occupied by the 30 South Wacker Building is legally described on Exhibit A-3.

(e)	Premises:

	Prior to December 1, 2008:	The premises in the Building consisting of both the “Premises” (as defined in the Existing Lease), the “demised premises” (as defined in the Existing 20 South Lease), together with the Fixed Term Support Space depicted on Exhibit B-3 and the other “Support Space” (as defined in the Amended Support Space Supplement) which is not otherwise shown on Exhibit B-3 or B-5 (collectively, the “Initial Premises”).

	From and after December 1, 2008:	The premises described in Exhibit B-1 (Scheme F-1) or Exhibit B-2 (Scheme F-2), as Tenant may elect pursuant to Section 2.5. In either case the Premises will consist of the office space (“Office Space”) depicted on the applicable exhibit, as well as the Secured Access Space (“Secured Access Space”) depicted on Exhibit B-4 and Fixed Term Support Space (as described on Exhibit B-3).

(f)	Rentable Square Feet (“RSF”) / Usable Square Feet (“USF”):	If Tenant elects Scheme F-1 pursuant to Section 2.5, the Office Space (as described on Exhibit B-1) is agreed to be 292,136 RSF; and the aggregate Secured Access Space (as described on Exhibit B-4) and Fixed Term Support Space (as described on Exhibit B-3) is agreed to be 65,746 USF.

If Tenant elects Scheme F-2 pursuant to Section 2.5, the Office Space (as described on Exhibit B-2) is agreed to be 376,795 RSF; and the aggregate Secured Access Space (as described on Exhibit B-4), and Fixed Term Support

Space (as described on Exhibit B-3) is agreed to be 65,746 USF.

The parties agree that the RSF and USF amounts set forth above and elsewhere in this Lease, including Exhibit G, have been agreed upon and were the basis upon which the rents, allowances and other terms set forth herein were negotiated. Consequently, the parties agree to use such amounts for all purposes set forth in this Lease even if an erroneous calculation of the applicable RSF or USF of any portion of the Premises or the Building is discovered after the Execution Date.

The RSF of any ROFO Area leased by Tenant shall be based upon the floor areas set forth on Exhibit G with the measurement of partial floors calculated in accordance with the ANSI/BOMA Z65.1-1996 Standard Method of Measurement as adopted by BOMA (“BOMA Standard”).

Notwithstanding the foregoing to the contrary, prior to December 1, 2008, the USF and RSF, as applicable, of the Initial Premises, shall be as set forth in the Current Leases.

(g)	Use:	As set forth in Section 5.1.

(h)	Term:	Commencing on the Scheduled Commencement Date and expiring on November 30, 2022 (“Expiration Date”), subject to extension of the Expiration Date pursuant to Article 17.

(i)	Scheduled Commencement Date:	The Execution Date.

(j)	Base Rent:	The Base Rent with respect to the Initial Premises during the period commencing on the Execution Date and ending on November 30, 2008, shall be the sum of the “Base Rent” (as defined in the Existing Lease) due under the Existing Lease with respect to such period, plus the “Base Rent” and “Additional Rent” (as both terms are defined in Sections 1, 2.A and 2.C of the Existing 20 South Lease) due under the Existing 20 South Lease with respect to such period. From and after December 1, 2008, the Base Rent shall be the amounts set forth on Exhibit C-1 (if Tenant elects, or is deemed to have elected, Scheme F-1) or Exhibit C-2 (if Tenant elects Scheme F-2).

(k)	Tenant’s Share:

Scheme	Tenant’s Share of the 10 South Wacker Building	Tenant’s Share of the 20 Wacker Building and the 30 South Wacker Building
Scheme F-1:	10.3080%	15.0520%
Scheme F-2:	12.5780%	20.0055%

Exhibit G sets forth Tenant’s Share on a floor-by-floor basis. Tenant and Landlord agree that for purposes of allocating the Taxes and the Expenses of the Building, the Taxes and the Expenses attributable to the 20 South Wacker Building and the 30 South Wacker Building shall be combined into a single Taxes amount and a single Expenses amount for the two Buildings, and the Taxes and the Expenses attributable to each of the 10 South Wacker Building (and Tenant’s Share thereof), and the combined 20 South Wacker Building and the 30 South Wacker Building (and Tenant’s Share thereof), will be calculated separately and without double counting.

Notwithstanding the foregoing to the contrary, during the period commencing on the Execution Date and ending November 30, 2008, the Tenant’s Share of each of the 10 South Wacker Building, the 20 South Wacker Building and the 30 South Wacker Building shall be as set forth in the Existing Lease and the Existing 20 South Lease, as applicable.

(l)	Parking Allotment:	60 spaces, subject to Article 20.

(m)	Security Deposit:	None

(n)	Notice Addresses:	For each party, the following addresses:

To Landlord: 10 – 30 South Wacker, L.P. c/o Tishman Speyer 45 Rockefeller Plaza New York, New York 10111 Attn: Director of Management With a copy of all notices to each of:	To Tenant: Chicago Mercantile Exchange Inc. 20 South Wacker Drive Chicago, IL 60606 Attn: Chief Financial Officer With a copy of all notices to each of:

General Counsel, at above address 10 – 30 South Wacker, L.P. 10 South Wacker Drive Chicago, IL 60606 Attn: Building Manager	General Counsel, at above address Treasurer, at above address
Holly Duran Real Estate Partners 10 South Wacker Drive, Suite 1965 Chicago, IL 60606 Attn: Holly Duran

(o)	Billing Address:	Billing Address for Tenant:

Chicago Mercantile Exchange Inc. 20 South Wacker Drive Chicago, IL 60606 Attn: Treasurer

(p)	Broker:	Holly Duran Real Estate Partners LLC (for Tenant). Broker will be paid by Landlord in accordance with a separate agreement.

(q)	Liability Limit:	$10,000,000.00 for any one accident or occurrence.

(r)	Business Hours:	From 6:00 a.m. to 7:00 p.m. on Mondays through Fridays, and from 7:00 a.m. to 2:00 p.m. on Saturdays, excepting: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (collectively, “Holidays”).

(s)	Construction Allowance:	On the Execution Date, the sum of $62.75 per RSF of the Premises (exclusive of Secured Access Space and Fixed Term Support Space), subject to the terms of Article 32 (being $18,331,534.00 for Scheme F-1 or $23,643,886.25 for Scheme F-2, plus, in either case, $300,000.00 (collectively, the “Initial Construction Allowance”).

In addition, on December 1, 2018, the additional sum of $15.50 per RSF of the Premises described in Scheme F-1 or Scheme F-2, as Tenant may elect pursuant to Section 2.5, which is then leased by Tenant pursuant to this Lease (exclusive of Secured Access Space and Fixed Term Support Space) (the “Second Construction Allowance”).

(t)	Non-Fixed Term Storage Space:	Although not part of the Premises, reference is made to the storage spaces described on Exhibit B-5 (the “Non-Fixed Term Storage Space”). Tenant’s rights and Landlord’s obligations with respect to the Non-Fixed Term Storage Space shall be as set forth in that certain Storage Space Agreement, dated as of the Execution Date, between Landlord and Tenant, as said agreement may be amended from time to time (the “Storage Space Agreement”).

(u)	Landlord’s Work	The Leasehold Improvements, Mechanical Systems, and other improvements described on Exhibit E.

2.	PROJECT

2.1. Project. “Project” means, collectively, the Land, the Building (including the parking garage in the Building (the “Parking Facilities”) and the Common Areas), and all plazas, sidewalks, and curbs adjacent thereto.

2.2. Land. “Land” means the real property (including air rights) more particularly described on Exhibits A-1, A-2, and A-3, including easements and other rights that benefit or encumber such real property.

2.3. Base Building. “Base Building” means the Building Structure and the Mechanical Systems, collectively, defined as follows:

(a) Building Structure. “Building Structure” means the structural components in the Building, including foundations, floor and ceiling slabs, roofs, exterior walls, exterior glass and mullions, columns, beams, shafts, and emergency stairwells. The Building Structure excludes the Leasehold Improvements (and the leasehold improvements to other tenant premises in the Building, whether or not occupied or leased) and the Mechanical Systems.

(b) Mechanical Systems. “Mechanical Systems” means the base building systems generally serving the Building, including the sprinkler, plumbing, HVAC, electrical, metering, lighting, communications, security, drainage, sewage, waste disposal, vertical transportation (other than the Exclusive Freight Elevator), and fire/life safety systems, in each case up to the point of distribution of such system in the Premises and other leasable areas of the Building. “Mechanical Systems” shall also include (i) the black iron ductwork serving the kitchen spaces which exist on the Execution Date in the Premises, and (ii) the VAV boxes that are part of the HVAC system (including those VAV boxes located in the Premises).

2.4. Common Areas; Access. (a) Tenant and its employees and invitees shall have access to the Premises (including the Fixed Term Support Space) 24 hours per day, 7 days per week. Tenant and its employees and invitees shall have a non-exclusive right to use the Common Areas subject to the terms of this Lease. “Common Areas” means those interior and exterior common and public areas on the Land and in the Building designated by Landlord for the non-exclusive use by Tenant in common with Landlord, other tenants and occupants of the Building, and their employees, agents and invitees, but shall in any event include the emergency stairs and stairwells, the lobbies (excluding the Secured Access Space), all passenger and freight elevators (other than the Exclusive Freight Elevator) serving the Premises, and all washrooms, common hallways and elevator lobbies on multi-tenant floors.

(b) Landlord and Tenant acknowledge that, prior to the date that the entrance to Tenant’s visitors center (the “Visitor’s Center”) is to be relocated from the 30 South Wacker Building to the 20 South Wacker Building (which relocation date shall be mutually and reasonably agreed upon between Landlord and Tenant, but in no event shall such relocation occur later than June 30, 2008 (the “Relocation Date”)), the Secured Access Space is demised in such a manner that a freight elevator and a janitor closet on the lower lobby level can only be accessed through the Secured Access Space. Notwithstanding anything to the contrary in this Lease, Landlord and its employees, agents and contractors shall have the right to enter the Secured Access Space at all reasonable times for the purpose of using such freight elevator and janitor closet (excluding periods during which special events are occurring (provided, that (i) Tenant shall deliver notice to Landlord at least 5 business days prior to such special event and (ii) such access to said freight elevator and janitor closet through the Secured Access space would unreasonably interfere with the special event in question), absent an emergency). However, Tenant may require an employee of Tenant or its security service to accompany Landlord’s personnel (or its agents or contractors) while in the Premises, provided, that Tenant has made such employee available to Landlord when Landlord’s personnel (or Landlord’s agents or contractors) desire to use such freight elevator or janitor closet. From and after the Relocation Date, such freight elevator and janitor closet shall be accessible through the Common Areas, and this Section 2.4(b) shall be of no further force or effect.

(c) To the extent reasonably required by Tenant, Tenant shall have access to areas within the Building but outside of the Premises in which Landlord has permitted Tenant to install equipment, wiring, piping, conduit, cabling, or ductwork at reasonable times upon reasonable notice to Landlord, and Landlord shall have the right to require, as a condition to such access, that Tenant (or Tenant’s employee, contractor, or other representative) at all times be accompanied by a representative of Landlord (and/or, at Landlord’s discretion, a representative of a third party riser management company retained by Landlord) who Landlord shall make available upon reasonable notice. Notwithstanding the foregoing, but subject to Section 6.4(b), Tenant shall have such access without accompaniment to the telecommunications closets (and the riser to which they provide access) in the 10 South Wacker Building which are, as of the Execution Date, exclusively for Tenant’s use for Tenant’s telecommunications cabling, conduit, and wiring, and related equipment (“Tenant Exclusive Telecom Closets”).

2.5. Premises. On or before January 31, 2008, time being of the essence, Tenant shall elect the Premises which shall be the subject of this Lease from and after December 1, 2008. Tenant shall make such election, electing only Scheme F-1 (as set forth on Exhibit B-1) or Scheme F-2 (as set forth on Exhibit B-2) by giving to Landlord written notice. If Tenant does not timely make such election, then Tenant shall be deemed to have elected Scheme F-1.

(a) Leasehold Improvements. The Premises includes the Leasehold Improvements. “Leasehold Improvements” means all improvements in or serving the Premises that are not Building Structure or Mechanical Systems. The Leasehold Improvements may exist in the Premises as of the Execution Date, or be installed by Landlord or Tenant under this Lease at the cost of either party, including, but not limited to Landlord’s Work. The Leasehold Improvements include: (1) interior walls and partitions (including those surrounding structural columns entirely or partly within the Premises); (2) the interior one-half of demising walls; (3) the interior drywall on exterior structural walls; (4) stairways and stairwells, if any, installed by or on behalf of Tenant within the Premises; (5) the frames, casements, doors, windows and openings installed in or on the improvements described in clauses (1) through (4), or that provide entry/exit to/from the Premises; (6) all hardware, fixtures, cabinetry, railings, paneling, woodwork and finishes in the Premises or that are installed in or on the improvements described in clauses (1) through (5); (7) the Exclusive Freight Elevator; (8) integrated ceiling systems

(including grid, panels and lighting); (9) carpeting and other floor finishes; (10) kitchen, rest room, lavatory or other similar facilities that are within and exclusively serve the Premises (including plumbing fixtures, toilets, sinks and built-in appliances); and (11) the distribution of the Mechanical Systems from the common point of distribution for each system to and throughout the Premises. Notwithstanding the foregoing, the Leasehold Improvements shall in no event include any portion of the Building Structure or the Mechanical Systems, whether or not located in the Premises.

(b) Exclusions from the Premises. The Premises shall not include: (1) any areas above the finished ceiling or integrated ceiling systems, or below the finished floor coverings that are not part of the Leasehold Improvements; (2) janitor’s closets (which serve a multi-tenant floor); (3) stairways and stairwells to be used for emergency exiting or as Common Areas; (4) rooms for connection of electrical and/or telecommunication equipment on multi-tenant floors; (5) vertical transportation shafts (or anything therein); (6) vertical shafts, risers, chases, flues or ducts; and (7) any easements or rights to natural light, air or view. Without limiting the foregoing, neither the RSF of the Premises nor the USF of the Secured Access Space shall include (for purposes of calculating Base Rent or Additional Rent) the low-rise elevator lobby of the adjacent corridor space in the 30 South Wacker Building, even though such space may be accessible from the Premises only.

(c) Tenant Access to Certain Facilities. Notwithstanding what is set forth in this Lease, Tenant shall have non-exclusive access to the areas between the ceiling of the Premises and the slab of the next higher floor without Landlord’s prior consent to the extent that Leasehold Improvements, including without limitation telecommunications cabling, are located there. Landlord shall not make any installations in such areas that would materially interfere with any Leasehold Improvements located therein. In addition, Tenant acknowledges that its use of dedicated rooms for connection of electrical and/or telecommunications equipment on full floors of the Premises is non-exclusive (except for Tenant Exclusive Telecom Closets in the 10 South Wacker Building), that Tenant’s installations in such rooms shall not exceed a reasonable portion of the total space available in each such room (provided such reasonable portion shall not be less than the current space allotted Tenant as of the Execution Date), and that Landlord shall have the right to install equipment or permit third-party providers to install equipment, including, without limitation, telecommunications cabling, in the remaining portion of such rooms. Landlord and Tenant shall cooperate to ensure that none of the installations made by (or at the direction of) either of Landlord or Tenant in such rooms shall prevent the use of, or reasonable access to, the installations made in such rooms by (or at the direction of) the other party.

(d) Keys. Tenant shall have the right to make (or have made for it) all locks and keys, key or proximity cards or other access devices for any or all points of entry into the Premises or within the Premises. Tenant shall provide Landlord with a complete set of such keys, key or proximity cards, or other access devices. On or prior to June 1, 2008, Landlord shall cause the Building access and security systems to be made compatible with Tenant’s keycard system so Tenant’s employees may use their Tenant-issued key cards for access to both of the Building and the Premises. Tenant shall reasonably cooperate with Landlord to enable Landlord to comply with the obligation set forth in the foregoing sentence.

(e) Exclusive Freight Elevator. During the Term, Tenant shall have the exclusive right to use the freight elevator located in the 30 South Wacker Building and identified on Exhibit H (the “Exclusive Freight Elevator”), provided that Landlord shall have the right to use the Exclusive Freight Elevator (in cooperation with Tenant’s exclusive use of same), upon notice (which notice may be oral to Tenant’s facility personnel) to Tenant and subject to Tenant’s reasonable approval. Pursuant to the terms and limitations of Sections 9.1(d), 11.3(b)(1) and 11.3(b)(2), Landlord shall indemnify and defend and hold Tenant harmless from and against Claims arising from Landlord’s use of the Exclusive Freight Elevator under this Section 2.5(e). Tenant, at Tenant’s expense, shall operate, maintain, repair, and replace the Exclusive Freight Elevator, which obligation shall include, without limitation, (1) providing any necessary personnel to operate the Exclusive Freight Elevator, (2) entering into a service contract in form and with a vendor reasonably acceptable to Landlord that provides for the regular maintenance the Exclusive Freight Elevator, (3) paying the cost of all of the electric current consumed by the operation of the Exclusive Freight Elevator, and (4) performing any repair, restoration, or replacement required as a result of a casualty affecting the Exclusive Freight Elevator.

2.6. Building Standard. “Building Standard” means the general type or quality of materials Landlord reasonably designates for use in the Building from time to time, which shall be of no lesser quality than those materials used in similar first class office buildings in downtown Chicago.

2.7. Tenant’s Personal Property. “Tenant’s Personal Property” means Tenant’s trade fixtures, furnishings, equipment, work product, inventory, stock-in-trade and other personal property of Tenant that are not permanently affixed to the Premises.

3.	TERM

3.1. Delivery of Premises. The parties acknowledge that as of the Execution Date, Tenant occupies all of the Premises (excluding the area currently used for escalators and other purposes that is part of Landlord’s Work to convert to space which Tenant may occupy for the conduct of Tenant’s business as contemplated herein) pursuant to the Current Leases (as defined in Article 31). Therefore, Tenant shall accept possession of the Premises on the Scheduled Commencement Date in its then “as is” condition, subject to the completion of Landlord’s Work in accordance with the provisions of this Lease. Except for Landlord’s Work, Landlord has no obligation to perform any work, supply any materials, incur any expense, or make any alterations or improvements to prepare the Premises for Tenant’s occupancy; provided, that nothing in this sentence shall negate Landlord’s obligations expressly set forth elsewhere in this Lease.

3.2. Term. “Term” means the period that begins on the Scheduled Commencement Date and ends on the Expiration Date, subject to renewal or extension as provided in Article 17 or earlier termination as provided in this Lease (including Article 18) or at law. “Month” means a full calendar month of the Term.

3.3. Holdover. If Tenant keeps possession of any portion of the Premises after the Expiration Date (or earlier termination of this Lease), without Landlord’s prior written consent (a “Holdover”), which may be withheld in Landlord’s sole discretion, then in addition to the remedies available elsewhere under this Lease or at law, Tenant shall be a tenant-at-sufferance and must comply with all of Tenant’s obligations under this Lease, except that for each Month of any Holdover, Tenant shall pay 150% for the first 30 days and 200% thereafter of the Rent payable for the last Month of the Term with respect to the entire Premises (or that would have been payable but for abatement or excuse), without proration for any partial Month of Holdover. If Landlord signs a lease with another Tenant for any portion of the Premises subject to a Holdover and gives to Tenant notice of the execution of such lease and of the date Landlord requires the Premises in order to meet the obligations of such lease (“New Lease Date”), Tenant shall indemnify and defend and hold Landlord harmless from and against all Claims that Landlord suffers due to the Holdover of such portion of the Premises for more than 30 days after Landlord gives to Tenant such notice or 30 days after the Expiration Date or earlier termination of this Lease, whichever is later. Landlord’s deposit of any of Tenant’s Rent payments during any Holdover will not constitute Landlord’s consent to such Holdover, or create or renew any tenancy.

3.4. Condition on Expiration.

(a) Return of the Premises. At the end of the Term, Tenant will return possession of the Premises to Landlord vacant, free of Tenant’s Personal Property, in broom - clean condition, and with all Leasehold Improvements in good condition and repair, excepting ordinary wear and tear, damage by fire or other casualty or condemnation that is not Tenant’s obligation to restore under Articles 10 or 12 (and excepting normal, minimal damage from removal of trade fixtures). In addition, Tenant shall remove (and restore the Premises damaged by removal of) all of the Required Removal Items. Notwithstanding any provision hereof to the contrary, Tenant shall not be required to remove (1) any of the Leasehold Improvements existing prior to the Execution Date and (2) any other Alterations other than the Required Removal Items. “Required Removal Items” means Alterations made after the Execution Date (i) consisting of internal stairwells, floor cuts, floor coring, vaults (other than the electric utility vaults) or structural steel, (ii) that have altered the exterior curtain wall, facade or exterior windows of the Building, including without limitation by the installation of ventilation louvers (which must be removed and the curtain wall restored), (iii) that consist of (A) executive bathrooms, (B) bathrooms, shower rooms, and locker rooms installed to service any fitness center in the Premises, (C) kitchen improvements for commercial food preparation service or cafeteria operations (including commercial-style sinks, disposals, grease traps, built-in refrigeration, hoods and venting, but excluding pantries, lunch and breakout rooms with microwave cooking only or the use of caterers in same with warming facilities that do not require venting and excluding any Alterations within or serving the existing Club area on the upper lobby level space), and (D) UPS or battery back-up systems, or (iv) that Landlord required in writing to be removed (or reserved the right to so require (in which case Tenant shall request Landlord’s final determination with respect to such items by giving to Landlord notice at least 30 but not more than 60 days prior to the Expiration Date (or within 10 days of any earlier termination of this Lease)) at the time of approval of the installation of same or for which Tenant failed to obtain Landlord’s written consent, if required, under Section 8.1(a). In no event shall the Required Removal Items include any wiring or cabling or any item of Landlord’s Work.

(b) Correction by Landlord. If Tenant fails to return possession of the Premises to Landlord in the condition required under Section 3.4(a), then Tenant shall reimburse

Landlord for 110% of the actual and reasonable out of pocket costs incurred by Landlord to restore the Premises to the condition required under Section 3.4(a).

(c) Abandoned Property. Tenant’s Personal Property left behind in the Premises after the end of the Term (and any period of Holdover pursuant to Section 3.3) shall be considered abandoned. Landlord may move, store, retain or dispose of such Personal Property and Tenant shall reimburse Landlord for 110% of the reasonable cost incurred by Landlord in connection therewith.

4.	RENT

4.1. Base Rent. (a) Tenant shall pay Base Rent in advance, in equal Monthly installments, commencing (subject to the provisions of Section 4.1(b)) on the Scheduled Commencement Date, and on the first day of each Month thereafter during the Term; provided, that if the first day of a Month is not a business day then Base Rent shall be due on the first business day of such Month. Base Rent for any partial Month shall be prorated.

(b) If Landlord’s Work with respect to any particular floor of the Premises in any of the 10 South Wacker Building, the 20 South Wacker Building, or the 30 South Wacker Building has not been Substantially Completed on or before the date (each, a “Delivery Deadline”) that is 75 days (as such 75-day period may be extended by reason of Tenant Delay and/or Force Majeure delay affecting Landlord’s Work on such floor) after the date set forth in Exhibit E for Substantial Completion of such floor, then, as Tenant’s sole and exclusive remedy therefor (except as set forth in Sections 15.9, 15.10, 15.11, and 19), the Base Rent (and the Additional Rent under Section 4.2) attributable to such floor shall be abated by (i) one day for each day after the applicable Delivery Deadline that Landlord’s Work with respect to such floor has not been Substantially Completed, for up to 75 days, and (ii) two days for each day from and after the 76th day after the applicable Delivery Deadline that Landlord’s Work with respect to such floor has not been Substantially Completed. For purposes of this Section 4.1(b), the portion of Landlord’s Work consisting of the replacement of the Building facade on the 20 South Wacker Building shall be deemed to be part of Landlord’s Work applicable to (and only to) the third floor in the 20 South Wacker Building (unless Tenant elects Scheme F-2 pursuant to Section 2.5, or is otherwise leasing the seventh floor of the 20 South Wacker Building, in which case such work shall also be deemed to be part of Landlord’s Work applicable to the seventh floor in the 20 South Wacker Building). Notwithstanding anything to the contrary contained in this Section 4.1(b), Tenant shall not be entitled to an abatement of the Base Rent or the Additional Rent under this Section 4.1(b) in respect of any particular floor of the Premises in any particular Building if Tenant has taken possession of such floor (whether for the performance of Tenant’s Work, for the conduct of business or otherwise). “Tenant Delay” means any delay that Landlord may encounter in the performance of Landlord’s obligations under this Lease by reason of any act or omission of any nature of Tenant, its agents or contractors, including, without limitation, delays due to changes in or additions to Landlord’s Work requested by Tenant, delays by Tenant in submission of information or giving authorizations or approvals, delays due to the postponement of any of Landlord’s Work at the request of Tenant, or delays due to Tenant’s failure to surrender any space to Landlord in a timely manner and in the Delivery Condition required for Landlord to commence Landlord’s Work in such space (whether such delays are within or outside of the space in question). Tenant shall pay to Landlord any actual incremental out-of-pocket costs or expenses incurred by Landlord by reason of any Tenant Delay. “Substantial Completion” (and with correlative meaning, “Substantially Complete” and “Substantially Completed”) of Landlord’s Work means that Landlord’s Work shall have been substantially completed other than minor construction and finishing details that would not materially interfere with the performance of Tenant’s Work or the conduct of Tenant’s business in the space in question. “Delivery Condition” means Tenant’s removal, at its sole cost and expense, of any and all furniture, moveable personal property, equipment (including, without limitation, computers) and other moveable items from all offices and other areas of the floor in question (other than such items located in or about the third floor (and if applicable, seventh floor) of the 20 South Wacker Building; it being understood that all such items left by Tenant in or about the Premises may be demolished and/or removed by Landlord as part of Landlord’s Work without any liability to Tenant therefor).

4.2. Additional Rent. Tenant’s obligation to pay Taxes and Expenses under this Section 4.2 is referred to in this Lease as “Additional Rent”.

(a) Taxes. For each full or partial calendar year during the Term, Tenant shall pay, in the manner described below, Tenant’s Share of Taxes attributable to each of the 10 South Wacker Building and the combined 20 South Wacker Building and the 30 South Wacker Building, each based upon Tenant’s Share thereof, without double counting. “Taxes” means the total costs incurred by Landlord for: (1) real property taxes and assessments (including ad valorem and special assessments) levied on the Project and Landlord’s personal property used in connection with the Project; (2) taxes, if any, on Landlord’s personal property used in the Project (but not the Illinois personal property replacement income tax); (3) taxes, assessments or fees in lieu of the taxes described in clauses (1) and (2) of this sentence including, without limitation, (A) a tax, assessment, levy, imposition, or charge based on the income or rents received from the Project whether or not wholly or partially as a capital levy or otherwise, (B) a tax, assessment, levy, imposition, or charge measured by or based in whole or in part upon all or any portion of the Project and imposed upon Landlord, (C) a license fee measured by the rents due at the Project, or (D) any other tax, assessment, levy, imposition, charge, or license fee however described or imposed, including business improvement district impositions; and (4) the reasonable costs incurred to reduce the taxes described in clauses (1) and (2) of this sentence; less (5) Taxes billed to retail tenants of the Project. The amount of Taxes attributable to any calendar year of the Term shall be in the amount of Taxes accrued for such year (for example, real property taxes for tax year 2008 will be accrued in calendar year 2008 and will be paid in calendar year 2009). In the case of special Taxes or assessments which may be paid by Landlord in installments without incurring interest, only the amount of each required installment accrued for a calendar year shall be included in Taxes. Landlord shall use commercially reasonable efforts to maintain the real estate taxes applicable to the Project at a level consistent with the real estate taxes of other first class office buildings in the downtown Chicago area (including contesting any assessment of the Project for real estate tax purposes if Landlord determines, in Landlord’s sole discretion, that such contest is in the best interest of the Project). If Landlord contests any assessment of the Project for real estate tax purposes, then all costs of such contest shall be included in Taxes. Tenant shall receive a credit against Rent due for Tenant’s Share of any refund of Taxes, net of expenses incurred in connection with obtaining such credit that have not been previously included in Taxes, applicable to the Term. Taxes exclude federal, state and local income taxes and capital stock, franchise, inheritance, transfer, gift or estate taxes and taxes paid under Section 4.3. Taxes shall not include tax penalties incurred as a result of Landlord’s failure to make payments and/or to file any tax or informational returns when due, except that Taxes shall include (i) interest that may accrue during the pendency of any good faith contest of Taxes and (ii) interest and penalties that arise in whole or in part from Tenant’s failure or unwillingness to timely comply with the terms of this Lease (which amounts described in this clause (ii) shall be reimbursable 100% by Tenant). The benefit of any tax exemption or tax abatement relating to all or any portion of the Project that is attributable to a particular tenant (other than Tenant) shall accrue solely to the benefit of Landlord and Taxes shall be computed without taking into account any such exemption or abatement. If a tax exemption or tax abatement accrues to the benefit of Landlord relating to all or any portion of the Project and is attributable to Tenant, then Tenant shall receive a credit for the amount of such exemption or abatement, but Taxes shall be computed without taking into account such credit. Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord’s demand. Tenant shall be obligated to pay Tenant’s Share of Taxes regardless of whether Tenant may be exempt from the payment of any Taxes as the result of any reduction, abatement, or exemption from Taxes granted or agreed to by any governmental or quasi-governmental entity, or by reason of Tenant’s diplomatic or other tax exempt status.

(b) Expenses. For each full or partial calendar year during the Term, Tenant shall pay, in the manner described below, Tenant’s Share of Expenses attributable to each of the 10 South Wacker Building and the combined 20 South Wacker Building and the 30 South Wacker Building, each based upon Tenant’s Share thereof, without double counting. “Expenses” means the total costs (except as set forth in Section 4.2(b)(2)) incurred by Landlord (determined on an accrual basis) to operate, manage, administer, equip, secure, protect, repair, replace, refurbish, clean, maintain, decorate and inspect the Project, including a market fee to manage the Project of not more than 3% of the gross revenue of the Project, less all Expenses billed to retail tenants in the Project. If either of the 10 South Wacker Building or the combined 20 South Wacker Building and the 30 South Wacker Building is less than 95% occupied and operating, or if Landlord is not furnishing a particular service otherwise includable in Expenses to any tenant of the Building, Expenses attributable to such building(s) which vary with occupancy, or which are not being provided, will be calculated as if such building(s) is (are) 95% occupied and operating and, subject to Article 22, all such services are provided to all tenants.

(1) Expenses include, without limitation:

(A) Subject to Article 22 and Section 6.3(a), Standard Services provided under Section 6.1;

(B) Repairs and maintenance, including that performed under Section 7.2;

(C) Insurance maintained under Section 9.2 (including deductibles to the extent not in excess of those carried by prudent landlords of first class office buildings in downtown Chicago);

(D) Wages, salaries and benefits of personnel, including an allocable portion thereof for any personnel rendering services to the Project and to other properties of Landlord or Landlord’s Affiliates;

(E) Costs of operating the Project management office (including reasonable rent);

(F) Amortization installments of the following Capital Items in the manner set forth in Section 4.2(c);

(i) To comply with insurance requirements or laws enacted, promulgated or amended (to the extent such amendment reasonably requires the Capital Item in question) or which first becomes effective (or the obligation to comply first arises) on or after the Execution Date (“Mandated Expenses”);

(ii) That are reasonably calculated, based on reasonable engineering or other applicable studies, to reduce other Expenses or the rate of increase in other Expenses (“Cost-Saving Expenses”);

(G) All costs and expenses of any nature incurred by Landlord with respect to the Refrigerated Waste Facility including, without limitation, all costs and expenses of operation, carting, repair, maintenance, betterment, and replacement thereof; and

(H) All costs and expenses of any nature incurred by Landlord with respect to the Parking Facilities (including driveways in and out of same), whether or not of a capital nature, and including all costs and expenses of operation, repair, maintenance, betterment, and replacement thereof; provided, that Landlord deducts from Expenses the revenues associated with the Parking Facilities.

(2) Notwithstanding the foregoing, Expenses exclude:

(A) Taxes;

(B) Interest, principal, points, and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or otherwise incurred by Landlord (except as expressly permitted in Sections 4.2(b)(1)(F) and 4.2(b)(2)(E));

(C) Marketing costs including, without limitation, leasing commissions, attorneys’ fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or lease assignments, space planning costs, and other costs and expenses incurred in connection with leases, subleases and/or lease assignment negotiations, and similar transactions with Tenant or present or prospective tenants or other occupants of the Building; and the costs of constructing, operating, or maintaining any leasing office located at the Project (but the ancillary use of a Building management office for leasing purposes shall not disqualify the costs of such management office from inclusion in Expenses);

(D) Costs billed to or reimbursed by insurance proceeds or tenants of the Building (other than as Additional Rent);

(E) Depreciation, amortization, and interest payments, except as specifically provided herein and except on materials, tools, supplies, and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord is obligated to provide under this Lease and otherwise contract for with a third party, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life together with interest at the Amortization Rate; provided, that such depreciation, amortization and interest shall not exceed the amount Landlord would reasonably expect to pay if Landlord contracted on a market-rate basis with a third party for such services;

(F) Costs required to be capitalized (“Capital Items”) in accordance with generally accepted accounting principles, consistently applied (“GAAP”), except as permitted in Sections 4.2(b)(1)(F) and 4.2(b)(2)(E);

(G) Collection costs and legal fees paid in disputes with tenants;

(H) Intentionally Omitted;

(I) Any ground lease rental (other than amounts which constitute a reimbursement to the ground lessor for items which would have been included in Expenses under this Lease if the same were paid directly by Landlord, which amounts may be included by Landlord in Expenses so long as there is no duplication of other amounts included therein);

(J) Rentals for items (except when needed in connection with normal repairs and maintenance of Mechanical Systems or with keeping Mechanical Systems in operation while such repairs are being made) that if purchased, rather than rented, would constitute a Capital Item that is specifically excluded in Section 4.2(b)(2)(F) above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services);

(K) Costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is or would expect to, if Landlord carried valid and collectible insurance as required by Section 9.2(a), be reimbursed by insurance proceeds that are in excess of the deductibles carried by prudent landlords of first class office buildings in downtown Chicago, and costs of all capital repairs, replacement or restorations (except those allowed under Section 4.2(b)(1)(F) above), resulting from a casualty regardless of whether covered by insurance;

(L) Costs, including permit, license and inspection costs, incurred with respect to the installation of Tenant or other occupants’ improvements in the Building or incurred in renovating or otherwise improving, decorating, painting, or redecorating vacant space for tenants or other occupants of the Building;

(M) Expenses in connection with services or other benefits of a type which are not offered to Tenant or for which Tenant is charged directly;

(N) Salaries and benefits, including taxes and insurance, for all employees above the level of General Manager of the Building, and the portion of such salaries and benefits for any employees who render services to the Project and to other properties of Landlord or Landlord’s Affiliates which is allocable to such other properties;

(O) Costs that would not have been incurred by Landlord but for the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building, and penalties and interest for non-payment or late payment of items otherwise included in Expenses, and costs that would not have been incurred by Landlord but for the violation by Landlord (or its agents or contractors) of any contract, judgment or law;

(P) Overhead and profit increment paid to Landlord or to Affiliates of Landlord for goods and/or services in or to the Building to the extent the same exceed the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(Q) Intentionally Omitted;

(R) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;

(S) Intentionally Omitted;

(T) Advertising and promotional expenditures and costs of signs in or on the Building identifying tenants of the Building or Landlord but excepting (i) any Building newsletter or seasonal/holiday decorations and (ii) any exterior signs identifying the owner of the Building placed in or around the exterior of and the entrances to the Building (including, without limitation, the revolving door decals identifying the owner of the Building and any lettering or signs identifying the address of the Building);

(U) The cost of any electric power used by any tenant in the Building in excess of the Building standard amount, or electric power costs for which any tenant directly contracts with the local public service company or of which any tenant is separately metered or submetered and is billed by Landlord directly;

(V) Intentionally Omitted;

(W) Tax penalties incurred as a result of Landlord’s failure to make payments and/or to file any tax or informational returns when due;

(X) Costs arising from the gross negligence and/or willful misconduct of Landlord;

(Y) Landlord’s charitable or political contributions;

(Z) Intentionally Omitted;

(AA) Costs of acquisition of sculpture, paintings or other objects of fine art;

(BB) Costs associated with the operation of the business of the entity which constitutes Landlord as distinguished from the costs of operation of the Building; for example, costs of entity accounting and legal matters, costs of prosecuting or defending any claims or lawsuits by or against any mortgagee or ground lessor, or costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Building, costs of any disputes between Landlord and its employees, costs of any disputes between Landlord and Building management or any owner of Landlord, or outside fees paid in connection with disputes between Landlord and other tenants;

(CC) Costs of any “tap fees” or any sewer or water connection fees, in each case solely for the benefit of any particular tenant in the Building;

(DD) Costs incurred in connection with any environmental cleanup, response action, or remediation on, in, under, or about the Premises or the Building (i) to the extent resulting from the actions of Landlord or another tenant or (ii) that arise from the presence of Hazardous Materials in or about the Premises or the Building, (including, without limitation, Hazardous Materials in the ground water or soil) prior to the Execution Date, including, without limitation, costs and expenses associated with the defense, administration, settlement, monitoring, or management thereof; provided, that (1) there shall be included in Expenses any such costs with respect to Hazardous Materials which are cleaning supplies, maintenance supplies, or similar supplies used in compliance with all laws in the ordinary course of operating and maintaining the Building and customarily used at other first class downtown Chicago office buildings, and (2) Tenant shall reimburse Landlord for 100% of any such costs resulting from the acts or omissions of Tenant or anyone claiming under or through Tenant;

(EE) Any entertainment, dining, or travel expenses for any purpose including, but not limited to, tickets for sporting and theater events;

(FF) Any flowers (other than flowers to decorate the Building lobby), gifts, balloons, etc. provided to any entity whatsoever including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents, and concierge services;

(GG) Any “validated” parking for any entity;

(HH) Any “finders fees” or brokerage commissions;

(II) Any “above-standard” cleaning or trash collection, removal, hauling, and dumping including, but not limited to, construction cleanup or special cleanings associated with parties/events and specific tenant requirements, in excess of services offered to Tenant;

(JJ) The cost of any magazine, newspaper, trade periodical, or other similar subscriptions;

(KK) Intentionally Omitted;

(LL) The cost of any “tenant relations” parties, events, or promotions not consented to by an authorized representative of Tenant in writing;

(MM) Reserves for bad debts or other non-cash reserves or reserves deposited with any mortgage lender;

(NN) Costs of installing, operating, and maintaining any specialty improvement including, but not limited to, a cafeteria or dining facility, an athletic or recreational club, an observatory, or a broadcast facility;

(OO) Cleaning/janitorial expenses (other than to Common Areas) if Tenant exercises its rights under Article 22;

(PP) Insurance for leasehold improvements of any tenants or occupants of the Project (other than that portion of Landlord’s general insurance for the Project that incidentally covers the replacement of certain leasehold improvements of tenants or occupants of the Project); and

(QQ) If Landlord does not elect to include in Expenses the revenues associated with the Parking Facility, all costs and expenses of any nature incurred by Landlord principally in connection with the Parking Facilities (including driveways in and out of same), whether or not of a capital nature, and including all costs and expenses of operation, repair, maintenance, betterment, and replacement thereof.

(c) Amortization and Accounting Principles.

(1) Each item of Mandated Expenses will be fully amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over the number of years that Landlord reasonably projects the item of Mandated Expenses will be productive for its intended use, without replacement, but properly repaired and maintained.

(2) Each item of Cost-Saving Expenses will be charged to Expenses over the period Landlord reasonably estimates that it will take for the savings in Expenses achieved by such items to equal their cost together with interest on the unamortized cost thereof at the Amortization Rate. Each year, Landlord may charge to Expenses its reasonable estimate of the savings realized for such year, plus interest on the unamortized balance at the Amortization Rate, until such time as the unamortized balance equals zero. In no event shall the amount included in Expenses in any year for such Cost-Saving Expenses (excluding interest) exceed the reasonably estimated annual savings for such year from the installation of the related Capital Item.

(3) Any item of Expenses of significant cost that is not required to be capitalized but is unexpected or does not typically recur may, in Landlord’s discretion, be amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over a number of years determined by Landlord.

(4) “Amortization Rate” means the Prime Rate, or, if Landlord shall have actually obtained financing for such alterations, repairs, replacements, and/or improvements, the actual interest rate incurred by Landlord in connection with such financing. “Prime Rate” means the then current rate of interest as announced from time to time by Citibank N.A., or its successor (or a comparable financial institution selected by Landlord) as its prime rate.

(5) In determining Expenses, Landlord shall use accounting principles consistent with those customarily utilized to determine Expenses in other first class office buildings in downtown Chicago, which accounting principles shall be consistently applied from year to year.

(6) Intentionally Omitted.

(7) If, on or before the later of (A) the last day of the calendar year next succeeding the calendar year to which any statement of the actual Additional Rent pursuant to Section 4.2(e) applies and (B) the 270th day after the date Landlord shall have given to Tenant such statement, Landlord discovers an error in the calculation of Expenses for such calendar year that would result in a reduction of Tenant’s Share of Expenses for such calendar year, Landlord shall recalculate Tenant’s Share of Expenses for such calendar year and treat any overpayment by Tenant as an overpayment of Estimated Additional Rent as to which Tenant shall be entitled to a credit.

(d) Estimates. Landlord shall reasonably estimate Additional Rent each calendar year that Additional Rent may be payable. Such estimate may not exceed 105% of the actual Additional Rent for the previous year unless Landlord can reasonably demonstrate the necessity for such additional increase in such estimate. Notwithstanding the foregoing limit on the increase of such estimate, such limit is not a limit or a “cap” on the actual amount of Expenses that Tenant may owe under this Lease for any calendar year. Tenant shall pay the estimated Additional Rent in advance, in equal monthly installments together with Base Rent. Landlord may reasonably revise Landlord’s estimate of Additional Rent (based upon evidence of actual increases in Expenses beyond those originally estimated) not more than once during any calendar year, and Tenant shall pay the monthly installments of such revised estimated Additional Rent, commencing on the first day of the month that is at least 30 days after the date Landlord gives to Tenant notice of such revision. Such revised monthly installments of estimated Additional Rent shall include an adjustment factor to compensate for any underpayment of revised estimated Additional Rent for the calendar year prior to the revision. The aggregate estimates of Additional Rent payable by Tenant in a calendar year is the “Estimated Additional Rent”.

(e) Settlement. As soon as practicable after the end of each calendar year that Additional Rent is payable (or, in the case of Taxes, as soon as practicable after receipt of the bill therefor), Landlord shall deliver to Tenant a statement of the actual Additional Rent for such calendar year. The statement of actual Additional Rent shall be binding and conclusive upon

Landlord and Tenant except for any corrections to the statement made by Landlord on or before the later of (1) the last day of the calendar year next succeeding the calendar year to which such statement relates and (2) the 270th day after the date Landlord shall have given to Tenant such statement, and except for items that are Objections or for which Tenant exercises its Audit Right; provided, that Tenant’s exercise of its Objections and/or Audit Right will not relieve Tenant from its obligation to pay all such actual Additional Rent pending resolution of any Objection or any Audit. If the actual Additional Rent exceeds the Estimated Additional Rent for such calendar year, Tenant shall pay the difference to Landlord in a lump sum as Rent within 30 days after receipt of Landlord’s statement of actual Additional Rent. If the Estimated Additional Rent paid by Tenant exceeds the actual Additional Rent for such calendar year, then Landlord shall credit the amount of the overpayment against Rent next due. Landlord’s and Tenant’s obligations under this Section 4.2(e) shall survive the expiration or earlier termination of this Lease.

(f) Objections. Tenant shall have the right, upon giving to Landlord written notice not later than 120 days after Tenant’s receipt of Landlord’s statement pursuant to Section 4.2(e) (or any correction to said statement pursuant to Section 4.2(e)), to reasonably and in good faith object to or to question items of Additional Rent (“Objection”); provided, that such notice identifies the items objected to or questioned with reasonable specificity. Landlord shall use commercially reasonable efforts to provide a sufficiently detailed explanation to adequately address Tenant’s Objection, but Landlord shall not be required to allow Tenant to conduct an Audit or to provide such detailed information as is normally included in connection with an Audit unless Tenant has exercised its Audit Right.

(g) Secured Access, Support and Storage Space. In no event shall any Additional Rent under this Section 4.2 be due with respect to the Secured Access Space or the Fixed Term Support Space, whether during the initial Term or during any extension thereof pursuant to Article 17.

(h) No Reduction of Base Rent. In no event shall any decrease in Expenses or Taxes result in a reduction in the Base Rent payable under this Lease; provided, that the foregoing shall not be construed to diminish any right expressly set forth in this Lease that Tenant may have to an offset or credit against Rent.

(i) Allocation of Expenses and Taxes among the Buildings. Landlord shall separately determine Expenses and Taxes for the 10 South Wacker Building and for the combined 20 South Wacker Building and the 30 South Wacker Building. If any Taxes or Expenses are imposed or incurred with respect to both the 10 South Wacker Building and the other Buildings (including the cost of a shared management office), Landlord shall allocate the same in accordance with sound accounting and management practices consistently applied.

4.3. Other Taxes. Upon demand, Tenant shall reimburse Landlord for taxes Landlord may be required to pay (a) on Tenant’s Personal Property (excluding the existing Illinois personal property replacement tax, which is in the nature of an income tax), or (b) which are enacted after the Execution Date in lieu of real estate taxes and payable with respect to (1) Rent, (2) Tenant’s occupancy of the Premises, or (3) this Lease. If Tenant cannot lawfully reimburse Landlord for these taxes, then the Base Rent will be increased to yield to Landlord the same amount after these taxes were imposed as Landlord would have received before these taxes were imposed.

4.4. Terms of Payment. “Rent” means all amounts payable by Tenant under this Lease and the Exhibits attached hereto, including Base Rent and Additional Rent. If a time for payment of an item of Rent is not specified in this Lease, then Tenant shall pay such item of Rent within 45 days after receipt of Landlord’s statement or invoice therefor. Unless otherwise provided in this Lease, Tenant shall pay Rent without notice, demand, deduction, abatement or setoff, in lawful U.S. currency, by wire transfer of funds into any lockbox account or accounts as designated by Landlord. Landlord shall provide the information for such lockbox account(s) pursuant to instructions separate from this Lease. Landlord shall send invoices payable by Tenant to Tenant’s Billing Address; however, neither Landlord’s failure to send an invoice nor Tenant’s failure to receive an invoice for Base Rent (and installments of Estimated Additional Rent) will relieve Tenant of its obligation to timely pay Base Rent (and installments of Estimated Additional Rent). Each partial payment by Tenant shall be deemed a payment on account. No endorsement or statement on any check or any accompanying letter shall constitute an accord and satisfaction, affect Landlord’s right to collect the full amount due, or require Landlord to apply any payment in any particular manner other than to any item of outstanding Rent (or other obligation due from Tenant to Landlord pursuant to this Lease). No payment by Tenant to Landlord will be deemed to extend the Term or render any notice, pending suit or judgment ineffective. Upon 10 business days notice given to the other, each of Landlord and Tenant may change its Billing Address. Any payment made by Tenant to a lockbox maintained by Landlord for the collection of Rent payments shall not be deemed to have been accepted by Landlord if such payment is returned to Tenant within 10 days after Tenant gives to Landlord notice that such payment has been received into such lockbox.

4.5. Financial Statement. If at any time during the Term (as the same may be extended), Tenant’s financial statements are not publicly available to Landlord, then not more than once during each calendar year during the Term (as the same may be extended), Landlord may request from Tenant, and Tenant shall provide to Landlord within 10 business days of such request, Tenant’s financial statement covering the most recent calendar or fiscal year for which such statements are available, certified by a member of Tenant’s senior financial management team to have been prepared in accordance with GAAP (if a GAAP statement is available) except as noted in such certification and without footnotes.

4.6. Audit Right. Landlord shall maintain complete books and records of all Expenses and Taxes (including reasonable back-up documentation) sufficient for the conduct of an Audit. Each calendar year that Additional Rent is payable by Tenant, Tenant may audit Landlord’s calculation of Additional Rent for the previous calendar year only on the following terms and conditions (“Audit Right”):

(a) Procedure for Review.

(1) To exercise the Audit Right for any calendar year, Tenant must notify Landlord in writing of Tenant’s election to audit (“Audit Notice”) within the later of (A) 120 days after the date Tenant received the annual statement of actual Additional Rent relating to such calendar year pursuant to Section 4.2(e) and (B) 30 days after Tenant received Landlord’s explanation of all Objections pursuant to Section 4.2(f).

(2) The audit shall be limited to those accounting records of Landlord that are directly relevant and reasonably required to determine the Expenses and Taxes for the calendar year that is the subject of the applicable annual statement of actual Additional Rent only.

(3) The audit shall be conducted at the Project or at Landlord’s corporate offices located in the Chicago or New York metropolitan area and shall commence at a time mutually convenient to Landlord and Tenant that is within 30 days after Tenant delivers the Audit Notice to Landlord. The Audit Right shall expire on the date which is 60 days after Tenant or Tenant’s Auditor is provided with all reasonably requested information necessary to complete the audit. Tenant or Tenant’s Auditor may copy any of Landlord’s books or records reasonably necessary for the efficient conduct of such audit or the preservation of records, or reasonably useful in the preparation of (and intended to be included with) the audit report.

(4) Tenant may perform the audit with Tenant’s own employees, or may engage (A) a national public accounting firm, (B) a regional public accounting firm that is reasonably acceptable to Landlord (with the understanding that, as of the Execution Date, BDO Seidman and Blackman Kallick are acceptable to Landlord), or (C) another lease auditor that is acceptable to Landlord in its sole discretion, to perform the audit (“Tenant’s Auditor”). In addition, Tenant may submit a list of prospective Tenant Auditors to Landlord for Landlord’s approval hereunder. If Tenant commences an audit with its own employees, Tenant shall have the right to thereafter engage an outside Tenant’s Auditor, and such Tenant’s Auditor shall have the right to commence and complete the audit within a reasonable time not to exceed 30 days after such Tenant’s Auditor commenced its work or the outside date set forth in Section 4.6(a)(3), whichever is later. In no event shall Tenant engage Tenant’s Auditor on a contingency fee basis or any other fee basis by which the compensation of Tenant’s Auditor is based upon the amount credited by Landlord to Tenant as a result of such audit.

(5) Before commencing any review of Landlord’s books and records, Tenant and Tenant’s Auditor must each agree in writing to keep confidential and not to disclose to any other person or entity Landlord’s books and records that are the subject of review and any negotiation and settlement of any dispute that may arise from the audit; provided, that Tenant may disclose the information Tenant is required to keep confidential to the extent reasonably required (A) by law or governmental regulation, (B) in a court proceeding or arbitration to resolve any dispute arising out of the audit, or (C) to Tenant’s attorneys, accountants and other professionals related to the performance of the audit or resolution of any dispute arising out of the Audit who agree in writing to be bound by Tenant’s confidentiality agreement.

(6) To make a claim for refund of any overpayment of Additional Rent disclosed by the audit, Tenant must notify Landlord in writing of the claim (“Audit Claim”) within 30 days after completion of Tenant’s Auditor’s review under Section 4.6(a)(3) or (4), as applicable. The Audit Claim shall state in reasonable detail the basis for, and calculation of the claim, and shall include a copy of any written audit or report furnished to Tenant.

(7) Tenant’s failure to timely give Landlord the Audit Notice or Audit Claim, or to otherwise adhere to the procedures set forth above shall constitute:

(A) A waiver of Tenant’s right to audit or otherwise dispute Landlord’s calculation of Additional Rent for the applicable calendar year, including any action that Tenant may be entitled to pursue under law; and

(B) A full release of Landlord for any claim by Tenant of overpayment of Additional Rent for the applicable calendar year.

(8) No subtenant may conduct an Audit. No assignee of Tenant’s rights under this Lease (except a Permitted Transferee) may conduct an audit of Additional Rent for any portion of the Term occurring prior to the effective date of the applicable assignment.

(b) No Default. No Audit Notice or Audit Claim will be effective if, when given or made, a Material Non-monetary Default of this Lease (as defined in Section 16.18) has occurred and is then continuing or a monetary Default under Section 15.1 (a) has occurred and is then continuing.

(c) Resolution of Claim. Landlord and Tenant shall, for a period consisting of not less than 90 days after Tenant delivers to Landlord an Audit Claim (or an Objection, which is not of the type which requires an audit to resolve), attempt in good faith to resolve such Audit Claim.

(d) Costs. Landlord shall reimburse Tenant for Tenant’s reasonable out-of- pocket third-party expenses incurred in connection with an audit if the total Expenses or Taxes used by Landlord to compute Additional Rent for the calendar year audited were overstated by more than 5%; provided, that such costs shall not include the cost of services performed by Tenant’s own employees; and provided further, that Landlord shall not be required to pay any fee that is calculated on a contingency basis, nor shall Landlord be obligated to pay any fee to an auditor to the extent said fee is based upon the amount credited by Landlord to Tenant as a result of such audit. If such total Expenses or Taxes were not overstated, then Tenant shall reimburse Landlord, as Rent, for Landlord’s reasonable out-of-pocket third-party expenses incurred in connection with such audit.

(e) Arbitration. If Landlord and Tenant are unable to resolve the Audit Claim (or the Objection described in Section 4.6(c)) (in whole or in part), then, not more than 30 days after expiration of the 90-day period set forth in Section 4.6(c), either of Landlord or Tenant may give to the other notice of such party’s election to arbitrate those issues raised by the Audit Claim that remain in dispute, as follows:

(1) Landlord and Tenant shall attempt to agree upon a single arbitrator who shall be a certified public accountant in a national or regional public accounting firm who shall have been active over the 15-year period immediately prior to the date of such appointment in the accounting and/or auditing of first-class commercial high-rise office properties in the county in which the Building is located, and who does not then represent or act and has not represented or acted in the 3 years immediately prior to the date of such appointment on behalf of either of Landlord or Tenant and is not a tenant, subtenant or occupant of the Building or any other building in the metropolitan area where the Building is located that is owned or managed by Landlord (a “Qualified Audit Arbitrator”). If Landlord and Tenant cannot agree to a single Qualified Audit Arbitrator within 10 business days after either Landlord or Tenant (as applicable) gives to the other the notice to arbitrate pursuant to Section 4.6(e), then Landlord and Tenant shall each appoint one Qualified Audit Arbitrator within 15 business days after either Landlord or Tenant (as applicable) gives to the other such notice to arbitrate. If either of Landlord or Tenant fails to timely appoint a Qualified Audit Arbitrator, then the Qualified Audit Arbitrator shall be the sole appointed Qualified Audit Arbitrator. If both Landlord and Tenant fail to timely appoint a Qualified Audit Arbitrator then the Audit Claim (or the Objection, as applicable) shall be void and of no further force or effect;

(2) If each of Landlord and Tenant appoints a Qualified Audit Arbitrator, then such two Qualified Audit Arbitrators shall, within 10 days after the later date of appointment of such two Qualified Audit Arbitrators, appoint a third Qualified Audit Arbitrator. If the two Qualified Audit Arbitrators fail to agree upon and appoint a third Qualified Audit Arbitrator, then the identity of the third Qualified Audit Arbitrator shall be submitted to arbitration under the provisions of the commercial rules of the American Arbitration Association, but subject to such arbitrator being a Qualified Audit Arbitrator;

(3) A majority of the three Qualified Audit Arbitrators (or the single Qualified Audit Arbitrator as set forth in Section 4.6(e)(1) above as the case may be) shall, within 30 days after the later of (A) the appointment of the third Qualified Audit Arbitrator and (B) the conclusion of a hearing, if requested by either Landlord or Tenant, giving each of Landlord and Tenant an opportunity to present its evidence and conclusions with respect to the Audit Claim (or the Objection, as applicable), reach a decision as to each item of the Audit Claim (or the Objection, as applicable) in dispute, and shall notify Landlord and Tenant of such decision, and such decision shall be final and binding upon both Landlord and Tenant;

(4) The losing party, if any, in the arbitration shall pay any fees and expenses of the arbitration and the Qualified Audit Arbitrators. If there is no losing party, then each of Landlord and Tenant shall pay any fees and expenses of its respective Qualified Audit Arbitrator, and 50% of the reasonable fees of the third Qualified Audit Arbitrator; and

(5) Any overpayment or underpayment of Expenses or Taxes determined by the Qualified Audit Arbitrators (or Arbitrator, as applicable) shall be paid as follows. If there was an underpayment then Tenant shall pay to Landlord the amount of such underpayment in a lump sum as Rent within 30 days after Landlord gives to Tenant notice of the decision pursuant to Section 4.6(e)(3). If there was an overpayment then Landlord shall credit the amount of the overpayment against Rent next due. Landlord’s and Tenant’s obligations under this Section 4.6(e)(5) shall survive the expiration of this Lease.

4.7. Credits and Refunds. With respect to any credit against Rent provided under this Article 4, if this Lease shall expire or terminate before any such credit shall have been fully applied, or if the amount of such credit shall exceed the aggregate amount of Rent next due and payable for the immediately following month, then Landlord shall, within 30 days after the calculation of such credit, refund to Tenant the unapplied balance of such credit, after deducting any monies then owed and payable by Tenant to Landlord.

5.	USE AND OCCUPANCY

5.1. Use. (a) Subject to the provisions of Section 5.1(b), Tenant shall use and occupy the Premises only for general administrative non-governmental office use consistent with that of comparable first class office buildings in the downtown Chicago area, and the operation of electronic trading, open outcry trading, clearing operations and operations ancillary thereto (the “Primary Use”); and, provided, that the same are ancillary to the use of the Premises for the Primary Use, for the following:

(1) the operation of information technology, data, and computer facilities;

(2) intentionally omitted;

(3) a fitness center for use only by Tenant’s employees and the employees of Tenant’s member firms; provided, that Tenant shall cause such exercise facility to be constructed so that no noise or vibration will emanate from the Premises to other portions of the Building which interferes with Landlord or other tenants of the Building;

(4) kitchens, cafeterias, dining facilities, pantries and vending machines (provided, that each vending machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) for the preparation and sale of food and beverages (including a bar for the sale and/or serving of alcoholic beverages) (each, a “Dining Facility”) for the use of Tenant’s employees and business invitees; provided, that in the case of each such Dining Facility where cooking will be done (other than any Dining Facility where only microwave cooking will be done) (A) such Dining Facility shall have an exhaust system and all flues, vents, grease traps and ansul systems and other similar items that are reasonably necessary, consistent with the standards of a first-class office building in the downtown Chicago area, (B) all ducts and flues shall be installed within the Premises and shall exit the Building from a location reasonably acceptable to Landlord, (C) Tenant shall clean any grease traps, (D) Tenant shall bag all wet garbage, place such garbage in containers that prevent the escape of odors, and immediately dispose of such wet garbage in the Refrigerated Waste Facility to store pending disposal, and (E) Tenant shall contract with an exterminator (such exterminator to be subject to Landlord’s reasonable approval) to exterminate vermin and rodents on a regular basis as part of a program to keep the Premises free of vermin and rodents by reason of the operation of each such Dining Facility; and provided further, that in the case of each such Dining Facility (whether or not cooking will be done), (a) Tenant shall cause the Dining Facility to be properly ventilated so that no odor will emanate from the Premises to other portions of the Building, and (b) Tenant shall otherwise maintain and operate each Dining Facility consistent with the standards of a Dining Facility maintained by a tenant within its demised premises in a first-class office building in the downtown Chicago area;

(5) duplicating, photographic reproduction and/or offset printing facilities for use in Tenant’s business; provided, that Tenant shall cause all such printing facilities to be constructed so that no noise or vibration will emanate from the Premises to other portions of the Building which interferes with Landlord or any other tenants of the Building;

(6) so long as Tenant is Chicago Mercantile Exchange Inc. or a Permitted Transferee, the Visitor’s Center; provided, that (A) as of the Relocation Date, the entrance to the Visitor’s Center shall be through the 20 South Wacker Building, and (B) the operation of the Visitor’s Center shall not result in persons unreasonably assembling, congregating, or forming a line outside of the Premises or any Building or otherwise impeding the flow of pedestrian traffic outside of the Premises or any Building; and

(7) other ancillary uses reasonably required by Tenant in connection with the conduct of the Primary Use in the Premises and customarily conducted by tenants (including tenants that conduct trading operations) of first class office buildings in the downtown Chicago area.

Landlord does not represent or warrant that the Project is suitable for the conduct of Tenant’s particular business.

(b) Notwithstanding the provisions of Section 5.1(a), in no event shall Tenant use or occupy the Premises or any portion of the Project in a manner that: (A) adversely interferes with the operation of the Mechanical Systems or the Building Structure; (B) adversely affects the first class character of the Project; or (C) adversely interferes with or disturbs Landlord or any other tenant of the Building. The provisions of this Section 5.1(b) shall not apply to CME, as the provision of this Lease expressly sets forth the manner in which CME shall use or occupy the Premises or any portion of the Project.

5.2. Compliance with Laws and Directives.

(a) Tenant’s Compliance. Subject to the remaining terms of this Lease, Tenant shall comply at Tenant’s expense with all governing authorities, laws, and reasonable directives of Landlord’s insurers of which Tenant is given written notice from and after the Execution Date (to the extent required to preserve the insurability of the Building or, if non-compliance therewith is the cause based upon a reasonable determination, of an increase in the cost of insurance coverage or in the type of insurance coverage required, Tenant shall pay such increase in cost), concerning:

(1) The Leasehold Improvements and Alterations;

(2) Tenant’s use or occupancy of the Premises, including without limitation compliance with the Americans with Disabilities Act and Illinois laws relating to accessibility, and rules and regulations under the foregoing as in effect from time to time, and the actions of any of Tenant’s contractors working in or about the Premises, but excluding any work that is performed by Landlord;

(3) Any condition in the Building created by Tenant, Tenant’s Affiliates, or their respective employees, agents, contractors, or invitees;

(4) Any chemical wastes, contaminants, pollutants or substances that are hazardous, toxic, infectious, flammable or dangerous, or regulated by any local, state or federal statute, rule, regulation or ordinance for the protection of health or the environment (“Hazardous Materials”) that are introduced to the Project, handled or disposed of by Tenant,

Tenant’s Affiliates, or their respective employees, agents, contractors, or (while in the Premises) invitees. In no event shall Tenant, Tenant’s Affiliates, or their respective employees, agents, contractors, or, while within the Premises, Tenant’s invitees, introduce Hazardous Materials into the Premises, except those which are handled and disposed of, as applicable, in accordance with applicable laws and Section 23.3.

(b) Landlord’s Compliance. Landlord shall comply with all governing authorities and laws, and all reasonable directives of Landlord’s insurers, concerning the Project (including laws governing Hazardous Materials handled or disposed of by Landlord or its Affiliates or any of their contractors), other than those that are Tenant’s obligation under Section 5.2(a) or any other tenant’s obligation under its lease; provided, that if such failure to comply on the part of another tenant materially and adversely affects the Common Areas or the Premises, Landlord shall use commercially reasonable efforts to correct such failure. Landlord shall be responsible for removing any Hazardous Materials from the Project to the extent the presence thereof is a violation of law, except to the extent such were caused by or were the responsibility of Tenant, its Affiliates, or their agents or contractors. If Landlord permits or requires Tenant not to remove the Generator at the expiration or earlier termination of this Lease, then Landlord shall assume liability for any condition or Hazardous Materials relating to the Generator after the date of the expiration or earlier termination of this Lease, except to the extent caused by Tenant in violation of this Lease prior to the date of expiration or earlier termination of this Lease; provided, that the Generator is surrendered to Landlord upon the date of expiration or earlier termination of this Lease in good repair, normal wear and tear excepted, and in compliance with all laws. The cost of Landlord’s compliance under this Section 5.2(b) shall be included in Expenses, except to the extent provided in Section 4.2(b)(2)(DD).

5.3. Occupancy. Tenant shall not interfere with Building services or other tenants’ rights to quietly enjoy their respective premises or the Common Areas. Tenant shall not make or continue a nuisance, including any objectionable odor, noise, fire hazard, vibration, or wireless or electromagnetic transmission.

6.	SERVICES & UTILITIES

6.1. Standard Services.

(a) Standard Services Defined. “Standard Services” means:

(1) Subject to Sections 6.3(a), heating, ventilation and air-conditioning (“HVAC”) to the Premises (other than the third floor (and the seventh floor, if Tenant is leasing same) of the 20 South Wacker Building, and any Fixed Term Support Space to which HVAC is not provided as of the Execution Date) during Business Hours substantially in accordance with the design specifications set forth on Exhibit P;

(2) Tempered water from the public utility for use in restrooms, showers, and kitchens within the Premises and restrooms in the Common Areas;

(3) Subject to Article 22, cleaning/janitorial services in accordance with the specifications attached as Exhibit F;

(4) Access to the Premises (other than the Secured Access Space) during Business Hours via the passenger elevators and escalators (if applicable) described on Exhibit K; and at all other times access to the Premises (other than the Secured Access Space) by at least one passenger elevator. Landlord shall furnish freight elevator service via the freight elevators described on Exhibit K on Monday through Friday, from 7:00 a.m. to 5:00 p.m., Saturdays, Sundays, and Holidays excepted, to be used on a first-come, first-served basis in common with Landlord and other tenants of the Building. Such normal freight elevator service, if furnished at other times shall be optional with Landlord and shall never be deemed a continuing obligation of Landlord. Tenant may have access to freight elevator service at such other times; provided, that (1) Tenant shall give to Landlord at least 24 hours advance notice of Tenant’s desire to use such freight elevator service (if, however, Tenant gives to Landlord less than 24 hours advance notice, Landlord shall use reasonable efforts to provide Tenant with freight elevator service as soon as practicable) and (2) Tenant shall pay to Landlord any actual incremental out-of-pocket costs or expenses incurred by Landlord in connection with such use;

(5) Security services in a manner consistent with standards maintained in first class office buildings in the downtown Chicago area, but subject to the following. Attached hereto as Exhibit L are the security measures that Landlord and Tenant shall implement at the Building reasonably promptly (except as otherwise provided to the contrary on Exhibit L) after the Execution Date. Except as otherwise provided to the contrary on Exhibit L, Landlord may modify such security measures from time to time so long as the modified level of security is not materially less than the level that would be provided if the measures described in Exhibit L were in effect;

(6) Landlord shall provide and maintain a refrigerated waste facility (“Refrigerated Waste Facility”) for use by all tenants of the Building to store wet garbage pending disposal; and

(7) Window washing of the exterior windows on the standard Building schedule but not less than 3 times per year.

(b) Standard Services Provided. From and after the Execution Date (other than when Tenant is performing Tenant’s Work or when Tenant is not in occupancy of a floor(s) for the conduct of Tenant’s business, i.e., during Landlord’s Work), Landlord shall provide the Standard Services to Tenant, except as provided in this Article 6. The cost of the Standard Services shall be included in Expenses (except as provided in Section 4.2(b)(2). Landlord is not responsible for any inability to provide the Standard Services as a result of any of (1) a concentration of personnel or equipment in the Premises that is in excess of that customarily existing in first class office buildings in downtown Chicago, or (2) Tenant’s use of equipment in the Premises that is not customary office equipment, has special requirements, or generates heat in excess of customary office equipment.

(c) Impermissible REIT Income. For so long as Landlord or any entity directly or indirectly owning an interest in Landlord shall be a REIT, any services required to be provided to Tenant under this Lease that may result in the actual or constructive receipt by Landlord (or any member of Landlord) of impermissible tenant service income as described in Section 856(d)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), may be performed by an Affiliate of Landlord; provided, that such services are at market rates and do not increase the cost of such services over the cost of such services if such services were provided by Landlord.

6.2. Electricity. Electricity for the Premises shall not be furnished by Landlord but shall be furnished by the electric utility company or other provider serving the Building as determined by Landlord; provided, that at any time during the Term, Tenant shall have the right to select the entity that will provide electric current to the Premises. Landlord shall permit Tenant and the electric utility company or other provider to make use of the Building shafts and risers to bring electric current to the Premises. Tenant shall make all necessary arrangements with the electric utility company or other provider for metering and paying for electric current furnished to Tenant, and Tenant shall pay such electric utility company or other provider for all charges for electric current consumed on the Premises during the Term of this Lease. There shall be no mark up by Landlord on said charges for electric current. Tenant’s electric current use in the Premises shall not exceed the capacity of the Mechanical Systems serving the Premises, as the capacity of such Mechanical Systems may be upgraded from time to time. Tenant acknowledges that, as of the Execution Date, the electric current capacity in the Premises for Building Standard light fixtures and convenience outlets for the operation of customary quantities and types of office equipment, is a connected load not to exceed 9 watts per USF of the Premises (“Maximum Connected Load”), and Tenant shall not use electric current in the Premises for such purposes at any time in an amount that exceeds the Maximum Connected Load. Notwithstanding the foregoing, Tenant shall not be required to reduce its use of electric current below the amount set forth above if other tenants in the Building require additional electric current. From and after the Trading Termination Date, Landlord shall be responsible for the cost of electric current measured by the electric meters described on Exhibit N.

6.3. Additional Services. Unless Tenant obtains Landlord’s prior written consent (which consent shall not be unreasonably withheld, but may be conditioned on payment to Landlord of any reasonable amounts deemed necessary by Landlord to reimburse Landlord for Landlord’s incremental costs to provide utilities or services to Tenant in excess of the Standard Services), and except as otherwise provided in this Lease, Tenant shall not use utilities or services in excess of the Standard Services; provided, that Landlord shall provide utilities and services in excess of the Standard Services subject to and in accordance with the following:

(a) HVAC.

(1) Subject to Sections 6.3(a)(2) and (b), if Tenant requests HVAC service during non-Business Hours to the portions of the Premises served during Business Hours pursuant to Section 6.1(a)(1), then, upon at least 2 hours prior notice to the Building engineer (which notice may be oral to Landlord’s Building management office), Landlord shall provide such HVAC service and Tenant shall pay, as Rent, Landlord’s scheduled rate per hour for such HVAC service with respect to each building elevator rise, which scheduled rates are set forth on Exhibit P and shall not exceed Landlord’s actual costs of providing such HVAC service (but are subject to change from time to time for necessary labor costs, including fully loaded wages and benefits and necessary overtime for Building engineer(s)), which cost shall be accounted for by Landlord to Tenant in reasonable detail.

(2) From and after the Execution Date, Tenant shall, at its sole cost and expense, provide HVAC (including, without limitation, all its supplemental air conditioning requirements) to the portion of the Premises located on the third floor (and the seventh floor, if Tenant is leasing same) of the 20 South Wacker Building.

(3) From and after the date which Tenant ceases to conduct open outcry trading operations in the Premises (the “Trading Termination Date”), the following shall occur:

(A) The chiller plant located in the mechanical room in the 30 South Wacker Building (the “20 South Wacker HVAC System”) shall have become the property of Landlord upon its acquisition of the Building. Tenant hereby represents and warrants to Landlord that Tenant has no right (except pursuant to this Lease), title, or interest in the 20 South Wacker HVAC System. Within 120 days after the Trading Termination Date, Landlord shall install all the necessary equipment to connect the refrigeration capacity of the 20 South Wacker HVAC System to the HVAC system located in the 30 South Wacker Building (such installation and connection work shall hereinafter be referred to as the “HVAC Connection Work”), such that the HVAC Connection Work shall cause the refrigeration capacity of each to cool the chilled water loop of both the 20 South Wacker Building and the 30 South Wacker Building. Tenant shall reimburse Landlord, within 45 days after Landlord delivers to Tenant an invoice therefor after such work is substantially completed, 50% of the capital costs of the HVAC Connection Work (which Tenant reimbursement shall not exceed $300,000, i.e., 50% of an aggregate capital costs of $600,000); and

(B) Landlord shall supply Tenant with chilled water for Tenant’s supplemental air conditioning equipment and systems in place as of the Execution Date (the “Tenant’s Supplemental HVAC System”). Prior to the Trading Termination Date, Tenant shall deliver a notice to Landlord specifying the number of tons of chilled water that Tenant will require for the Tenant’s Supplemental HVAC System (such amount not to exceed 1,000 tons of chilled water (if Tenant elects Scheme F-1 pursuant to Section 2.5) or 1,200 tons of chilled water (if Tenant elects Scheme F-2 pursuant to Section 2.5)) (the “Reserved Tonnage”). Tenant shall pay, as Additional Rent, for Tenant’s usage of chilled water, an amount equal to $100.00 per ton per annum of connected load of the Reserved Tonnage (and, to the extent applicable, any Tenant’s use of chilled water in excess of the Reserved Tonnage); it being agreed that such amount shall be subject to 3.5% increases on January 1st of each year during the Term, which amount shall be payable within 45 days after Landlord delivers to Tenant a bill therefor; and

(C) Tenant shall relocate Tenant’s chilled water cross connect pipes currently located on the south wall of the 10th floor of the 10 South Wacker Building to the core of the 10th floor of the 10 South Wacker Building, as shown on Exhibit M.

(4) If Tenant desires to discontinue use of Landlord’s chilled water for Tenant’s Supplemental HVAC System or any of its supplemental HVAC requirements, Tenant may install and connect to a new cooling system utilizing an outside source of chilled water or river water (which cooling system may be used, in whole or in part, to cool Tenant’s Generator). Landlord shall reasonably cooperate with Tenant to locate and make available to Tenant at no additional charge riser and other mechanical space for Tenant’s use as reasonably necessary to install such new cooling system. Tenant shall pay directly to the applicable utility providers the costs of operating such cooling systems, including the cost of chilled water, electricity, and maintenance. Tenant shall install the heat exchangers and other equipment associated with such new cooling system in a portion of the Fixed Term Support Space located on level P-1 of the 10 South Wacker Building (P1-106) as shown on Exhibit M. Landlord shall provide Tenant with riser space for two pipes each up to 12” in diameter from P1-106 to above the finished ceiling of the 10th floor of 10 South Wacker Building. Tenant shall utilize such relocated chilled water cross connect pipes to connect such new cooling system to the portions of the Premises located in the 20 South Wacker Building and the 30 South Wacker Building. Tenant shall install a connection from such relocated chilled water cross connect pipe to the existing riser located behind Stairwell #2 in the 30 South Wacker Building to service the portion of the Premises located in the 30 South Wacker Building. Tenant shall utilize the four fans located on the sixth floor interstitial area to service the third floor of the 20 South Wacker Building, as well as the four fans located on the second floor interstitial area to service both the second floor interstitial area and the third floor of the 20 South Wacker Building. Landlord shall install variable fan drives to the existing four supply and return fans in the sixth floor interstitial area of the 20 South Wacker Building and rebalance the flows. If Tenant is leasing the seventh floor of the 20 South Wacker Building as contemplated under this Lease (under Scheme F-2), Tenant shall utilize the four fans located on the tenth floor interstitial area to service said seventh floor. Tenant, at Tenant’s expense, shall perform any necessary maintenance or other necessary upgrades to such fans. In addition, Tenant may install additional HVAC equipment and piping (and associated ductwork, conduits, and wiring), including connections through two 16” pipes to utilize river water, all as shown on (and in accordance with) Exhibit M. If Tenant is unable (or determines the same is not economically practical) to obtain chilled water from a purchased system (or river water, as applicable) for any reason, Tenant and Landlord shall review options to provide additional cooling required by Tenant, including the installation by Tenant of a new chiller plant in P1-106 with provisions to connect to river water or the existing base building condenser water system at the 10 South Wacker Building, the 20 South Wacker Building and the 30 South Wacker Building, as shown on Exhibit M.

(5) Landlord and Tenant shall reasonably cooperate with each other in connection with the work and systems described in this Section 6.3(a). All of Tenant’s work described in this Section 6.3(a) shall be in accordance with this Lease including, without limitation, Article 8.

(b) Lighting. Tenant, at Tenant’s expense, shall supply all lamps, bulbs, ballasts and starters for the Premises.

(c) Other Utilities and Services. Tenant shall pay, as Rent, the actual cost of utilities or services (other than HVAC and lighting addressed in Section 6.3(a) and (b)) either used by Tenant or provided at Tenant’s request in excess of that provided as part of the Standard Services. Tenant’s excess consumption of Standard Services (or services not included in Standard Services) shall be metered to measure Tenant’s consumption.

(d) Kitchen Exhaust Systems Cleaning. Landlord shall clean and maintain Tenant’s kitchen exhaust systems on a monthly basis, and Tenant shall reimburse Landlord for the actual cost of such cleaning and maintenance; provided, that, with respect to the kitchen exhaust system existing on the Execution Date which services both the kitchen in the Premises and certain retail tenants, Tenant shall reimburse Landlord for its proportionate share (such share to be based on the number of users at the time in question) of the cost of such cleaning and maintenance until (1) Tenant delivers to Landlord notice that Tenant is no longer utilizing such kitchen exhaust system and (2) Tenant actually ceases to utilize such kitchen exhaust system.

(e) Services Prior to Tenant’s Occupancy. With respect to each floor of the Premises in each of the 10 South Wacker Building, the 20 South Wacker Building and the 30 South Wacker Building, from and after the date that each such floor is Substantially Completed (but prior to the date that Tenant occupies each such floor for the conduct of Tenant’s business), Landlord shall provide normal freight elevator service (provided, that Tenant shall pay for any incremental out-of-pocket expenses with respect to cab-roof hoisting and the provision of elevator mechanic operators, as well as loading dock and other security personnel). During such period of time, Landlord shall provide, at Tenant’s expense (payable by Tenant within 45 days after Landlord delivers to Tenant an invoice therefor), refuse removal (including dumpsters), and any other services requested by Tenant or Tenant’s contractor which Landlord agrees to provide.

6.4. Telecommunication Services. Tenant shall contract directly with third party providers of telecommunications services and shall be solely responsible for paying for all telephone, data transmission, video and other telecommunication services (“Telecommunication Services”) subject to the following:

(a) Providers. Each Telecommunication Services provider who does not already provide service to the Building shall be subject to Landlord’s approval in its reasonable discretion. Without liability to Tenant, the license of any Telecommunication Services provider servicing the Building may be terminated under the terms of such license, or not renewed upon the expiration of such license. Tenant may continue to use Tenant’s existing Telecommunications Services providers (or their respective successors) as of the Execution Date.

(b) Tenant’s Wiring. Other than that which is currently in place (and replacements thereof) and other than that which is run through the Tenant Exclusive Telecom Closets and the risers associated therewith (and replacements thereof), Landlord may designate reasonably convenient locations for all wires, cables, fibers, equipment, and connections (“Tenant’s Wiring”) for Tenant’s Telecommunication Services, and, subject to Section 2.4, restrict and control access to telephone cabinets and rooms pursuant to the Building’s security procedures. Landlord’s access to such cabinets and rooms on full Tenant floors shall be governed by Section 16.17. Except as otherwise expressly provided in this Lease, Tenant may not use or access the Base Building, Common Areas or roof for Tenant’s Wiring without Landlord’s prior written consent, which consent shall not be unreasonably withheld.

6.5. Special Circumstances.

(a) Except as expressly set forth herein, without breaching this Lease or creating any liability on the part of Landlord, Landlord may interrupt, limit or discontinue any utility or services Landlord provides under this Article 6 (“Landlord Provided Services”) or which are obtained by Tenant under this Article 6 (“Tenant Provided Services”) under any of the following circumstances: (1) in an emergency; (2) to comply with laws; (3) to repair and maintain the Project; or (4) to modify, renovate or improve the Project; provided, that in the case of interruptions pursuant to clauses (3) and (4), Landlord shall coordinate any such interruptions with Tenant so as not to unreasonably disrupt Tenant’s use or occupancy of the Premises.

(b) For purposes of this Lease “Untenantable” means that all or any portion of the Premises is not usable or available by reason of damage, Interruption of Landlord Provided Services, or lack of access by normal means (including escalators and elevators) for the normal conduct of business, which shall include the practical inability to use any portion of the Premises by reason of damage, Interruption of Landlord Provided Services, or inaccessibility to any other portion of the Premises, and Tenant does not actually use such portion of the Premises. “Interruption of Landlord Provided Services” means (1) any interruption, material limitation or discontinuance of any utility or services expressly provided by Landlord to Tenant under this Article 6, provided that such interruption, material limitation or discontinuance is not caused by (A) a casualty or condemnation described under Articles 10 or 12 or (B) Tenant, Tenant’s contractors or any of their respective agents or employees; or (2) any interruption, material limitation, or discontinuance of any utility or services not expressly provided by Landlord to Tenant under this Article 6 without regard to the cause thereof (including Force Majeure), but caused by Landlord’s gross negligence or willful misconduct. If an Interruption of Landlord Provided Services occurs and continues for a period in excess of 72 hours after Tenant gives to Landlord notice of such Interruption of Landlord Provided Services from Tenant, and as a result of such Interruption of Landlord Provided Services all or any portion of the Premises is rendered Untenantable, then, commencing upon the expiration of such 72-hour period, (i) if such Interruption of Landlord Provided Services is caused by circumstances that are within Landlord’s reasonable control to remedy, Tenant’s Rent will abate in proportion to the portion of the Premises so rendered Untenantable for so long as such Interruption of Landlord Provided Services continues, or (ii) if such Interruption of Landlord Provided Services is caused by circumstances that are not within Landlord’s reasonable control, then 50% of Tenant’s Rent will abate in proportion to the portion of the Premises so rendered Untenantable for so long as such Interruption of Landlord Provided Services continues.

(c) If an Interruption of Landlord Provided Services occurs and continues for a period in excess of 270 consecutive days after Tenant gives to Landlord notice of such Interruption of Landlord Provided Services, and if such Interruption of Landlord Provided Services renders all or substantially all of the Premises Untenantable and Tenant does not actually use such portion of the Premises or conduct Tenant’s business at the Premises, then commencing upon the expiration of such 270-day period, Tenant shall have the right, upon giving to Landlord written notice within 30 days after the expiration of such 270-day period, to terminate this Lease as of the giving of such notice. Tenant hereby acknowledges that, except as expressly provided in Articles 10 and 12, Tenant’s sole right to terminate this Lease by reason of an Interruption of Landlord Provided Services is as expressly set forth in this Section 6.5(c), and Tenant hereby waives any right that Tenant may otherwise have at law or in equity (including, without limitation, any right to claim a constructive eviction) to terminate this Lease based on an Interruption of Landlord Provided Services.

(d) Without limiting Tenant’s rights under Section 6.5(b) and Section 6.5(c), in no event shall Tenant be entitled to any abatement of Rent or right to terminate this Lease by reason of any failure, interruption, limit, or discontinuance of any Tenant Provided Services

(unless constituting an Interruption of Landlord Provided Services with respect to utilities as described in Section 6.5(b)), and Tenant hereby waives any right at law or in equity to do so.

(e) Without limiting those reasons for an irregularity or stoppage of services that may be beyond Landlord’s control, any such irregularity or stoppage that is required in order to comply with any laws will be deemed caused by a reason beyond Landlord’s control.

6.6. Landlord shall not voluntarily reduce (a) the amount of electric current available to the Premises as of the Execution Date or (b) the number of physical sources from which electric current is supplied to the Building.

7.	REPAIRS

7.1. Tenant’s Repairs. Except as provided in Articles 10 and 12, during the Term Tenant shall, at Tenant’s cost, repair, maintain and replace, if necessary, the Leasehold Improvements and keep the Premises in good order, condition and repair. Tenant’s work under this Section 7.1 must be performed in compliance with law and in a good and workmanlike manner with materials of at least Building Standard. If any repair that is the obligation of Tenant affects the Base Building, then such repair shall be performed by Landlord at Tenant’s reasonable expense; provided, that if such repair obligation affects a portion of the Base Building that exclusively serves Tenant, then Landlord and Tenant shall cooperate to reasonably determine which of Landlord or Tenant shall perform such repair obligation (but in either case such repair obligation shall be performed at Tenant’s reasonable expense). If Tenant fails to perform any of Tenant’s obligations under this Section 7.1 after Landlord gives to Tenant written notice and a reasonable opportunity to perform such obligations (but in any case Tenant shall commence performance of such obligations within 30 days after Landlord gives to Tenant such notice), then Landlord may perform such obligations and Tenant shall pay, as Rent, to Landlord 110% of the reasonable cost of such performance within 30 days after the date Landlord gives to Tenant an invoice therefor. For purpose of performing such obligations, or to inspect the Premises, Landlord may enter the Premises upon giving to Tenant reasonable prior notice (in cases of actual or suspected emergency, only such prior notice as is practicable, if any, shall be required) without liability to Tenant for any loss or damage incurred as a result of such entry (unless caused by Landlord’s or its agents’ negligence or willful misconduct); provided, that Landlord will take reasonable steps in connection with such entry to minimize any disruption to Tenant’s business or its use of the Premises and Tenant may require an employee of Tenant or its security service, if Tenant makes such employee available, to accompany Landlord’s personnel (or its agents or contractors) while in the Premises; and provided further, that absent an actual or suspected emergency, Tenant may reasonably restrict Landlord’s access to all Secured Areas of the Premises. “Secured Areas” shall consist of any areas of the Premises reasonably identified by Tenant as having extraordinary security or confidentiality requirements such that such areas are kept locked or inaccessible to persons unauthorized by Tenant (and trading areas shall not automatically be deemed Secured Areas). Tenant shall notify Landlord of (a) any fire or other casualty in the Premises, (b) any damage to or defect in the Premises, including the fixtures and equipment in the Premises, for the repair of which Tenant believes Landlord is responsible, and (c) any damage to or defect in any parts of or appurtenances to the Mechanical Systems located in or passing through the Premises promptly after Tenant learns of the same.

7.2. Landlord’s Repairs. Except as provided in Articles 10 and 12, during the Term Landlord shall repair, maintain and replace, if necessary, all portions of the Project that are not Tenant’s responsibility under Section 7.1 or another tenant’s leasehold improvements, and otherwise maintain the Project in good order and condition according to the standards prevailing for first class office buildings in the downtown Chicago area. Except in the case of an actual or perceived emergency, Landlord shall use commercially reasonable efforts to minimize disrupting the ordinary conduct of Tenant’s business in the Premises in performing Landlord’s duties under this Section 7.2; provided, that in no event shall Landlord be required to employ premium or overtime labor. Subject to Sections 15.9, 15.10, and 15.11, Tenant may not repair or maintain the Project on Landlord’s behalf or offset any Rent for any repair or maintenance of the Project that is undertaken by Tenant.

8.	ALTERATIONS

8.1. Alterations by Tenant. “Alterations” means any modification, addition or improvement to the Premises or Leasehold Improvements made by Tenant during the Term, including any modification to the Base Building or Common Areas required by law or governing authority as a condition to performing an Alteration, and including any Leasehold Improvements made by Tenant to prepare the Premises for Tenant’s occupancy after Landlord’s performance of Landlord’s Work (the “Tenant’s Work”). Alterations shall be made at Tenant’s expense, and shall be subject to the following:

(a) Consent Required. All Alterations, except as specifically set forth below in Section 8.1(e), require Landlord’s prior written consent. If a Design Problem exists, Landlord may withhold its consent in Landlord’s sole discretion; otherwise, Landlord will not unreasonably withhold its consent. Tenant, at Tenant’s expense, shall (1) submit to Landlord for Landlord’s approval detailed plans and specifications (the “Plans”) of each proposed Alteration (other than Decorative Alterations), and with respect to any Alteration affecting any Mechanical Systems, evidence that such Alteration has been designed by, or reviewed and approved by, Landlord’s designated engineer for the affected Mechanical System, (2) obtain all permits, approvals, and certificates required by any governmental or quasi-governmental entity, (3) furnish to Landlord duplicate original policies or certificates of workers’ compensation (covering all persons to be employed by Tenant and Tenant’s contractors and subcontractors in connection with such Alteration, commercial general liability (including property damage coverage), business auto insurance, and Builder’s Risk coverage (as described in Article 9) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, landlord’s agents and contractors and any of their employees, any ground lessor and any mortgagee as additional insureds, and (4) except in connection with Tenant’s Work and, upon Landlord’s request, furnish to Landlord reasonably satisfactory evidence of Tenant’s ability to complete and to fully pay for any Alterations (other than Decorative Alterations) that exceed the cost of $5,000,000, in the aggregate. Unless Tenant obtains Landlord’s prior written consent to the Alterations which constitute Required Removal Items becoming part of the Premises to be tendered to Landlord upon the date of termination of this Lease, Landlord may require Tenant to remove such Required Removal Items and restore the Premises pursuant to Section 3.4 upon the date of termination of this Lease. If Landlord fails to reject or object to an Alteration within 10 days of Landlord’s receipt from Tenant of full and final Plans therefor (including, to the extent required, fully certified, stamped and sealed architectural and/or engineering plans), then Tenant may give to Landlord a reminder notice stating in all-capital bold-faced type, “IF LANDLORD FAILS TO OBJECT TO THIS REMINDER NOTICE OF REQUEST FOR CONSENT TO AN ALTERATION WITHIN 5 DAYS THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED SUCH REQUEST”, and if Landlord shall fail to reject or object to such Alteration within 5 days after Tenant gives such reminder notice to Landlord then Landlord shall be deemed to have approved such Alteration.

(b) Design Problem Defined. “Design Problem” means a proposed Alteration which:

(1) Does not comply with laws;

(2) Does not meet or exceed the Building Standard;

(3) Exceeds the capacity (unless part of the Alterations would increase capacity accordingly), adversely affects, is incompatible with, or impairs Landlord’s ability to maintain, operate, alter, modify or improve the Base Building;

(4) Affects the exterior appearance of the Building or Common Areas;

(5) Except for Tenant’s Work or work performed as contemplated in Article 6, involves floor cuts, floor coring, adding new internal stairways, or the installation of vaults or structural steel;

(6) Violates any insurance regulations or standards for a fire-resistive office building;

(7) Causes a “work of visual art” to become “incorporated in or made part of a building” (as defined in the Visual Artists Rights Act of 1990); or

(8) Locates any Leasehold Improvements, equipment, Tenant’s Wiring or Tenant’s Personal Property outside the Premises, including on the roof of the Building, in Common Areas or in telecommunication or electrical closets, except as specifically permitted by this Lease.

(c) Performance of Alterations. Alterations shall be performed by Tenant in a good and workmanlike manner according to plans and specifications approved by Landlord in accordance with Section 8.1(a). All Alterations shall comply with law and insurance requirements. All Alterations will be performed by qualified contractors that meet Landlord’s reasonable insurance requirements and are otherwise reasonably approved by Landlord. If Landlord does not respond to Tenant’s request for consent to any firm or contractor for Alterations work within 10 days after Landlord receives Tenant’s request then Tenant shall give to Landlord a reminder notice stating in all-capital bold-faced type, “IF LANDLORD FAILS TO RESPOND TO THIS REMINDER NOTICE OF REQUEST FOR CONSENT TO A FIRM OR CONTRACTOR WITHIN 5 DAYS THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED SUCH REQUEST”, and if Landlord fails to respond to such reminder notice within such 5 days then Landlord shall be deemed to have approved such request. Once

Landlord approves a firm or contractor, Tenant need not resubmit such firm or contractor for approval for the same project unless Landlord withdraws such approval by giving to Tenant notice, which withdrawal shall state the reasons therefor. Promptly after completing any Alterations requiring Landlord’s consent hereunder, Tenant shall deliver to Landlord “as-built” Plans for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept) (the “CAD System”), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated into DFX format or another format acceptable to Landlord. Tenant, at Tenant’s expense, shall, as and when required, promptly obtain certificates of partial and final approval of such Alterations required by any governmental or quasi-governmental entity and shall furnish Landlord with copies thereof. Upon completion of such Alterations, Tenant shall provide to Landlord copies of all construction contracts, proof of payment for all labor and materials, a copy of the recorded notice of completion, and final unconditional waivers of lien from all contractors, subcontractors, materialmen, suppliers and others having lien rights with respect to such Alterations, in the form prescribed by Illinois law.

(d) Cost Reimbursement. As to Alterations (excluding Tenant’s Work) requiring Landlord’s consent hereunder, Tenant shall reimburse Landlord for the actual reasonable cost that Landlord incurs to review Tenant’s plans therefor; provided, such cost to Tenant shall in no event exceed $0.25 per USF of planned space (i.e., any portion of the Premises where the proposed Alterations are to be made); and provided further, that if Tenant utilizes Landlord’s engineers for the Building to prepare the Plans for the Alteration in question, Tenant shall not be charged for review of the work of such engineer.

(e) Alterations Without Landlord’s Consent. Notwithstanding anything in this Lease to the contrary, Tenant shall have the right, (1) upon giving written or oral notice to Landlord’s Building management office, but without obtaining Landlord’s consent, to make Decorative Alterations to the Premises or perform low voltage cabling installation or removal (provided that such installation or removal does not involve a Design Problem, will be performed entirely within the Premises, and does not affect in any material respect the Building Structure or the Mechanical Systems), and (2) upon giving Landlord at least 5 business days prior notice of the proposed Alteration, together with the Plans required pursuant to Section 8.1(a), and provided that such Alteration does not involve a Design Problem, will be performed entirely within the Premises, and does not affect in any material respect the Building Structure or the Mechanical Systems, then without obtaining Landlord’s consent, to make such Alteration to the Premises. “Decorative Alterations” are Alterations that (i) consist of cosmetic changes to the interior of the Premises (such as painting, wall coverings, or floor coverings) that do not affect or alter the Base Building, (ii) do not require a governmental permit of any kind, and (iii) are otherwise performed in accordance with the terms of this Lease.

8.2. Alterations by Landlord. Landlord may modify, renovate or improve the Project as Landlord deems appropriate; provided, that Landlord uses commercially reasonable efforts to minimize disrupting the ordinary conduct of Tenant’s business in the Premises; and provided further, that such modifications, renovations and improvements shall not unreasonably reduce Tenant’s access to the Premises or Tenant’s ability to use the Common Areas or reduce Landlord Provided Services below the levels required to be provided pursuant to Article 6 or reduce any Tenant Provided Service.

8.3. Liens and Disputes. Tenant shall keep title to the Project free of any liens caused by Tenant, its Affiliates, and their agents and contractors, and shall promptly take whatever action is required to have any such lien either (a) released and removed of record or (b) contested, in either case within 30 days after Landlord gives to Tenant notice thereof. If Tenant elects to contest any such lien, Tenant shall conduct such contest diligently and in good faith and, at Tenant’s expense, obtain title insurance insuring over the notice of lien or the lien from Chicago Title Insurance Company, or another local, reputable title company acceptable to Landlord and Tenant, in favor of Landlord and any mortgagee or ground lessor with an interest in the Project, or, at Tenant’s election, provide Landlord with alternative security satisfactory to Landlord in its sole discretion insuring over any possible loss or expense which may arise from non-discharge of such lien. Tenant shall, promptly after the final determination of such contest, pay or discharge any decision or judgment rendered, together with all costs, charges, interest and penalties incurred or imposed or assessed in connection with such contest. Tenant shall indemnify Landlord from and against any and all Claims, costs, and expenses that Landlord reasonably incurs as a result of Tenant’s violation of this Section 8.3.

8.4. Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic, or laborer, or permit any materials to be delivered to or used in the Project, if, in Landlord’s sole judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Project by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord’s request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Project immediately.

8.5. Heavy Equipment. Tenant shall give to Landlord notice prior to moving any heavy machinery, heavy equipment, freight, bulky matter, or fixtures (collectively, “Equipment”) into or out of the Project and shall pay to Landlord any costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) all work performed in connection therewith shall comply with all applicable laws, and (c) such work shall be done only during hours designated by Landlord.

8.6. No Representation of Compliance. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord’s representation that such Plans or Alterations comply with any laws. Landlord shall not be liable to Tenant or any other party in connection with Landlord’s approval of any Plans, or Landlord’s consent to Tenant’s performing any Alterations. If any Alterations made by or on behalf of Tenant require Landlord to make any alterations or improvements to any portion of the Project to comply with any laws, Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements.

9.	INSURANCE

9.1. Tenant’s Insurance.

(a) Tenant’s Coverage. From and after the Scheduled Commencement Date, Tenant shall obtain and keep in force the following insurance coverages:

(1) Commercial general liability insurance insuring Tenant’s use and occupancy of the Premises and use of the Common Areas, and covering personal and bodily injury, death, and damage to others’ property of not less than the Liability Limit. This policy shall include cross liability and severability of interests clauses, and be written on an occurrence, and not claims-made, basis. This policy shall name Landlord, the Building property manager, each secured lender, and any other party reasonably designated by Landlord as an additional insured (“Additional Insured”); provided, that the names and mailing addresses and interests of each of such parties are provided to Tenant.

(2) All risk insurance (including standard extended coverage endorsement perils, leakage from fire protective devices and other water damage) covering the full replacement cost of the Leasehold Improvements and Tenant’s Personal Property. This policy shall name Landlord and each Additional Insured as loss payee to the extent of their interest in the Leasehold Improvements provided the Landlord provides the name, address and interest of each party to be named loss payee. This policy shall include a provision or endorsement in which the insurer waives its right of subrogation against Landlord and each Additional Insured. Notwithstanding their interest as loss payee, if this Lease is not terminated pursuant to Article 10 and Tenant is not in monetary or Material Non-monetary Default, all insurance proceeds under the policies described in this Section 9.1(a)(2) and in Section 9.1(a)(8) shall be made available to Tenant for repair and restoration of the Leasehold Improvements. If this Lease is terminated pursuant to Article 10 and Tenant is not in monetary or Material Non-monetary Default, Tenant shall be entitled to those insurance proceeds under the policies described in this Section 9.1(a)(2) and in Section 9.1(a)(8) that are equal to the value of the Leasehold Improvements that were paid for by Tenant (not including the Construction Allowance or any other allowances for installation of improvements in the Premises, if any, paid by Landlord to Tenant (or paid to contractors or subcontractors at the direction of Tenant) hereunder) or pre-date the Execution Date (to the extent paid for by Tenant) and Landlord shall be entitled to those insurance proceeds under the policies described in this Section 9.1(a)(2) and in Section 9.1(a)(8) that are equal to the value of the Leasehold Improvements that were paid for by Landlord (specifically including the Construction Allowance and any other allowance for installation of improvements in the Premises, if any, paid to Tenant by Landlord (or paid to contractors or subcontractors at the direction of Tenant) hereunder).

(3) Business interruption insurance covering the perils described in Section 9.1(a)(2) with such limits as are reasonable and customary for businesses comparable to Tenant, to the extent that such insurance coverage is available at commercially reasonable rates.

(4) For any boiler or machinery owned by or installed by or on behalf of Tenant, boiler and machinery insurance, with a limit of at least the Liability Limit.

(5) Insurance required by law, including workers’ compensation insurance.

(6) Employers liability insurance with limits not less than $1,000,000.00 for each accident, $1,000,000.00 for each disease for each employee, and $1,000,000.00 for disease in the aggregate.

(7) Commercial automobile liability insurance covering all owned, hired, and non-owned vehicles with a combined single limit of not less than $1,000,000.00 for each accident or person.

(8) Insurance covering the Leasehold Improvements and Tenant’s Personal Property against loss or damage due to earthquake or difference in conditions perils. Tenant may elect to self-insure this coverage. If Tenant does not elect to self-insure this coverage, then each of these policies shall name Landlord and each Additional Insured a loss payee to the extent of their interest in the Leasehold Improvements (which shall be as provided in Section 9.1(a)(2)); provided, that Landlord gives to Tenant the name, address, and interest of each party to be named loss payee.

(9) During the performance of any Alteration, until completion thereof, Builder’s Risk insurance on an “all risk” basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Project and all materials and equipment in or about the Premises.

(10) Such other insurance in such amounts as Landlord may reasonably require from time to time; provided, that the same is then customarily being required from tenants by landlords of other first class office buildings in downtown Chicago.

(b) Insurers and Terms. Each policy required under Section 9.1(a) above shall be written with insurance companies licensed to do business in the state of Illinois having a rating of not less than A- and a Financial Size Class (“FSC”) of at least VII by A. M. Best Company, and be on terms that are reasonably acceptable to Landlord. Each policy of insurance required to be carried by Tenant shall, if then available from Tenant’s insurer on commercially reasonable terms, contain a provision that (1) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained by Landlord, and (2) shall be non-cancellable and/or no material change in coverage shall be made thereto unless the applicable insurance company shall have given to Landlord 30 days prior notice thereof.

(c) Proof of Insurance. Tenant shall provide Landlord with certificates of insurance or other reasonable proof that the coverage required under Section 9.1(a) above is in effect. Tenant shall provide reasonable proof of renewal or replacement at least 5 business days prior to any policy expiration date. Tenant’s failure to provide any insurance required by this Lease shall not be construed as a waiver of liability or any limit of damages, and Landlord and Tenant expressly agree that the requirement to carry insurance does not imply that such required insurance is adequate to fully compensate the insured parties for the damages so insured.

(d) Waiver of Subrogation. Each policy of insurance required pursuant to Sections 9.1(a)(2), (3), (4), and (8) shall include a provision or endorsement in which the insurer waives its right of subrogation against Landlord and each Additional Insured.

9.2. Landlord’s Insurance.

(a) Landlord’s Coverage. During the Term, Landlord shall obtain and keep in force the following insurance coverages:

(1) Commercial general liability insurance in an amount not less than $20,000,000.00 (including applicable umbrella coverage reserved, and specifically available, for the Building).

(2) All risk insurance (including standard extended coverage endorsement perils, leakage from fire protective devices and other water damage) covering the full replacement of the Base Building (other than footings and foundations), with a deductible not to exceed $100,000.00 (excluding any deductible for Named Windstorm, Flood, Earthquake, Turbines or Boiler and Machinery breakdowns, for which Landlord shall maintain market deductibles); provided, that Landlord may increase such deductible based on what is reasonably available in the market for such risks. Each of these policies shall include a provision or endorsement in which the insurer waives its right of subrogation against Tenant.

(3) Insurance covering the perils described in Section 9.2(a)(2) for Landlord’s loss of rental income or insurable gross profits. Each of these policies shall include a provision or endorsement in which the insurer waives its right of subrogation against Tenant.

(4) Boiler and machinery insurance. This policy shall include a provision or endorsement in which the insurer waives its right of subrogation against the Tenant.

(5) Other insurance that Landlord elects to maintain; provided, that such insurance is then reasonable and customary for comparable first class office buildings in the downtown Chicago market.

(b) Terms. Each of the policies required under Section 9.2(a) shall otherwise have those limits (except that the insurance described in Section 9.2(a)(2) shall always cover full replacement), deductibles, retentions and other terms that Landlord prudently determines and shall be written with insurance companies licensed to do business in the state of Illinois having a rating of not less than A- and a FSC of at least VII by A. M. Best Company.

10.	DAMAGE OR DESTRUCTION

10.1. Damage and Repair. If all or any portion of the Project is damaged by fire or other casualty, then the following provisions shall apply:

(a) Landlord’s Estimates. Landlord shall assess the damage to the Project (but not the Leasehold Improvements) and as soon as reasonably practicable notify Tenant of Landlord’s reasonable estimate of the time required to substantially complete repairs and restoration of the Project from the date of such estimate taking into account the time periods required to make insurance loss adjustments, obtain permits and engage contractors (“Repair Estimate”). The period of time set forth in the Repair Estimate is referred to as the “Repair Estimate Period”. In the Repair Estimate, Landlord shall also estimate the time period that the Premises will be Untenantable (the “Interruption Period Estimate”‘) taking into account any period of up to 120 days that will be required to restore or repair the Leasehold Improvements. Within thirty 30 days after the later of the casualty, issuance of the Repair Estimate, or, in the case of Landlord only, receipt of a denial of coverage from Landlord’s insurer, each of Landlord and Tenant may terminate the Lease by giving to the other written notice on the following conditions:

(1) Landlord may elect to terminate this Lease if the Premises or any material portion thereof is Untenantable and either:

(A) The Repair Estimate Period during which the Premises or any material portion thereof in any of the 10 South Wacker Building, the 20 South Wacker Building, or the 30 South Wacker Building will remain Untenantable exceeds 365 days, or

(B) The damage or destruction occurs in the last 12 Months of the Term and all options to extend the Term have expired; or

(C) The repair and restoration necessary so that no material portion of the Project will continue to be Untenantable is not substantially covered by insurance maintained or required to be maintained by Landlord (subject only to those deductibles or retentions Landlord elected to maintain) or Landlord’s insurer finally and unconditionally denies coverage.

(2) Tenant may elect to terminate this Lease if the Interruption Period Estimate exceeds 365 days.

(3) If Tenant so elects, Tenant may render void any election by Landlord to terminate this Lease pursuant to Section 10.1(a)(1)(A) by giving to Landlord written notice (a “Voiding Notice”) within 30 days after Landlord gives to Tenant such termination notice; provided, that (A) there are at least three years remaining in the Term, or, if there are fewer than three years remaining in the Term, that Tenant exercises, in accordance with this Lease, an available Extension Option at or prior to the time of the giving of such Voiding Notice, (B) the cost of the Base Building repairs will be covered by insurance in all material respects, excluding any deductibles or retentions Landlord elected to maintain, and no material amount of such cost is uninsured or subject to any final or unconditional denial of claim or coverage by any insurance provider, (C) Tenant covenants in writing to restore the Leasehold Improvements as required herein, and occupy that portion of the Premises occupied by Tenant prior to the Casualty, (D) less than 50% of the Building is damaged, and (E) Tenant shall not have the right to terminate this Lease pursuant to Section 10.1(a)(2), and shall not terminate this Lease pursuant to Section 10.1(b)(1) so long as Landlord is diligently pursuing the repairs and restoration.

(b) Repairs. If neither party terminates this Lease pursuant to Section 10.01(a) above or if Landlord terminates this Lease but Tenant timely gives to Landlord a Voiding Notice, then this Lease shall remain in full force and effect and the following provisions shall apply:

(1) Landlord shall repair and restore the Project (but not the Leasehold Improvements) to the condition existing prior to such damage, except for modifications required by law. Landlord shall perform such work diligently and continuously with the intent of completing such repair and restoration work on or before the expiration of the Repair Estimate Period. Notwithstanding anything contained in this Lease to the contrary, if Landlord fails to substantially complete the repair of any portion of the Project necessary for Tenant’s occupancy of the Premises for the purpose of repairing and restoring the Leasehold Improvements within 180 days after the last day of the Repair Estimate Period, subject to delays for insurance adjustments, delays caused by matters beyond Landlord’s reasonable control, and delays caused by Tenant (“Final Repair Period”), then Tenant may terminate this Lease by giving to Landlord written notice not later than 15 days after last day of the Final Repair Period. If Tenant gives to Landlord such notice then this Lease shall terminate effective as of the date such notice was given. If Tenant shall not timely give to Landlord such notice then Tenant’s right to terminate this Lease pursuant to this Section l0.1(b)(1) shall be void and of no further force or effect.

(2) Tenant shall repair and restore the Leasehold Improvements diligently and with reasonable promptness to the condition existing prior to such damage, but not less than then current Building Standards, except for modifications required by law.

10.2. Rent Abatement. If, as a result of the damage or destruction described in Section 10.1, any portion of the Premises becomes Untenantable and Tenant does not actually use such Untenantable portion of the Premises for more than 3 consecutive business days, then Tenant’s Base Rent and, if applicable, Additional Rent for such Untenantable portion of the Premises not used by Tenant shall be abated from the date Tenant ceased such use until the earlier of the date (a) the damaged or destroyed portion of the Premises becomes tenantable for the operation of Tenant’s business, or (b) 120 days after Landlord completes Landlord’s repairs and restoration of the Base Building, including all Common Areas. Tenant’s sole remedy against Landlord for damage or destruction of any portion of the Premises is termination of this Lease pursuant to Section 10.1(b)(1) and abatement of Base Rent and Additional Rent under this Section 10.2, and Landlord shall not be liable to Tenant for any other amount, including damages to Tenant’s Personal Property, consequential damages, actual or constructive eviction, or abatement of any other item of Rent.

11.	INDEMNITY

11.1. Claims. “Claims” means any and all liabilities, losses, claims, demands, damages or expenses that are suffered or incurred by a party, including attorneys’ fees reasonably incurred by that party in the defense or enforcement of the rights of that party.

11.2. Landlord’s Waivers and Tenant’s Indemnity.

(a) Landlord’s Waivers. Landlord waives any Claims against Tenant and its Affiliates for perils insured or required to be insured by Landlord under Section 9.2(a)(2) and (3), so long as such loss, injury or damage results from or in connection with this Lease or

Tenant’s use and occupancy of the Premises and notwithstanding anything to the contrary in this Lease, in all events Landlord waives any Claims for any special or consequential damages (such as interruption of business, loss of income, or loss of opportunity) except to the extent that any such Claims are caused by the willful misconduct of Tenant or anyone for whom Tenant is legally responsible and except for any Claims resulting from Tenant’s Holdover in violation of Section 3.3.

(b) Tenant’s Indemnity. Unless waived by Landlord under Section 11.2(a), Tenant shall indemnify and defend Landlord and its Affiliates and hold each of them harmless from and against Claims arising from:

(1) Any accident or occurrence in, on, or about the Premises, except to the extent caused by the negligence or willful misconduct of Landlord or its Affiliates or of their agents or contractors, or;

(2) Any act or omission on the part of Tenant or any of Tenant’s Affiliates or their agents or contractors;

(3) Any claim for commission or other compensation by any person other than Broker for services rendered to Tenant in procuring this Lease; or

(4) Any breach, violation, or nonperformance of any covenant, condition, or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed, or performed (it being acknowledged, however, that Tenant’s sole liability for a Holdover is as set forth in and limited by Section 3.3).

11.3. Tenant’s Waivers and Landlord’s Indemnity and Waiver.

(a) Tenant’s Waivers. Tenant waives any Claims against Landlord and Landlord’s Affiliates for:

(1) Perils insured or required to be insured by Tenant under Sections 9.1(a)(2), (3), (4), and (8); or

(2) Loss or theft of property of Tenant or others;

(3) Except to the extent caused by the negligence or willful misconduct of Landlord or its Affiliates, damage caused by (A) damage to property of Tenant or others; (B) injury or damage to persons or property resulting from fire, explosion, falling plaster, escaping steam or gas, electricity, water, rain or snow, or leaks from any portion of the Project or from any pipes, appliances or plumbing, or from dampness; or (C) other tenants, occupants or persons in the Premises or other portions of the Project; or (D) the public or by construction of any private or public work; and

(4) Any breach, violation, or nonperformance of any covenant, condition, or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed, or performed.

Notwithstanding anything in this Lease to the contrary, in all events Tenant waives any Claims for any special or consequential damages (such as interruption of business, loss of income, or loss of opportunity), provided, that nothing herein shall limit Tenant’s rights under Section 4.1(b).

(b) Landlord’s Indemnity and Waiver. Unless waived by Tenant under Section 11.3(a), Landlord shall indemnify and defend Tenant and its Affiliates and hold each of them harmless from and against Claims arising from:

(1) Any accident or occurrence in, on, or about the Common Areas, except to the extent caused by the negligence or willful misconduct of Tenant, its Affiliates, their agents or their contractors;

(2) Any act or omission on the part of Landlord or any of Landlord’s Affiliates or their agents or contractors;

(3) Any claim for commission or other compensation by any person other than Broker for services rendered to Landlord in procuring this Lease; and

(4) Any breach, violation, or nonperformance of any covenant, condition, or agreement of this Lease on the part of Landlord to be fulfilled, kept, observed, or performed.

Notwithstanding anything in this Lease to the contrary, in all events Landlord waives any Claims for any special or consequential damages (such as interruption of business, loss of income, or loss of opportunity) except for any such claims arising from a Holdover pursuant to Section 3.3, and then Tenant’s liability shall be as set forth in (and limited by) Section 3.3.

11.4. Affiliates Defined. “Affiliates” means with respect to a party (a) each corporation or other entity that is a direct or indirect parent or subsidiary of that party, and (b) each corporation or other entity that is controlled by or under common control of a direct or indirect parent of such party. For purposes of the definition of “Affiliates”, “control” shall mean ownership of more than 50% of all of the voting stock or legal and equitable interest in the entity in question.

11.5. Defense of Claim. (a) If any claim that is within the scope of the indemnities set forth in this Article 11 is asserted against any indemnified party, then the indemnified party shall give prompt written notice (each, an “Indemnified Party Notice”) thereof to the indemnifying party (i.e., within a time period so as not to prejudice the indemnifying party’s or its insurer’s ability to defend effectively any action or proceeding brought on such claim) and the indemnifying party shall have the right to defend and control the defense of any action or proceeding brought on such claim with counsel chosen by the indemnifying party’s insurance company or by the indemnifying party subject to the approval of the indemnified party (such approval not to be unreasonably withheld). If the indemnified party fails promptly to give an Indemnified Party Notice or if the indemnified party shall not afford the indemnifying party the right to defend and control the defense of any such action or proceeding then, in either of such events, the indemnifying party shall have no obligation under the applicable indemnity set forth in this Lease with respect to such action or proceeding or other actions or proceedings involving the same or related facts. If the indemnifying party shall defend any such action or proceeding, then the following shall apply:

(1) the indemnified party shall cooperate with the indemnifying party (or its insurer) in the defense of any such action or proceeding in such manner as the indemnifying party (or its insurer) may from time to time reasonably request and the indemnifying party shall not be liable for the costs of any separate counsel employed by the indemnified party;

(2) the indemnifying party shall not be liable for any settlement made without the indemnifying party’s consent;

(3) if such action or proceeding can be settled by the payment of money and without the need to admit liability on the indemnified party’s part and without any civil or criminal penalties being imposed upon the indemnified party, then the indemnifying party shall have the right to settle such action or proceeding without the indemnified party’s consent and the indemnifying party shall have no obligation under the applicable indemnity set forth in this Lease with respect to such action or proceeding or other actions or proceedings involving the same or related facts if the indemnified party refuses to agree to such a settlement; and

(4) if such action or proceeding cannot be settled merely by the payment of money and without the need to admit liability on the indemnified party’s part and without any civil or criminal penalties being imposed upon the indemnified party, then the indemnifying party shall not settle such action or proceeding without the indemnified party’s consent (which consent shall not be unreasonably withheld, conditioned or delayed) and if the indemnified party unreasonably withholds, conditions or delays its consent to any such settlement, then the indemnifying party shall have no obligation to further defend (or pay for the defense of) such action or proceeding or other actions or proceedings involving the same or related facts, and shall not be liable for Claims arising therefrom in excess of the amount of Claims the indemnifying party would have paid pursuant to the proposed settlement offer.

(b) If an indemnifying party shall, in good faith, believe that a Claim set forth in an Indemnified Party Notice is or may not be within the scope of the indemnifying party’s indemnity set forth in this Lease then, pending determination of that question, the indemnifying party shall not be deemed to be in default under this Lease by reason of its failure or refusal to indemnify and hold harmless any indemnified party therefrom or to pay such costs, expenses and liabilities; provided, that if it shall be finally determined by a court of competent jurisdiction that such Claim was within the scope of such indemnifying party’s indemnity set forth in this Lease then such indemnifying party shall be liable for any judgment or reasonable settlement and any reasonable legal fees incurred by the party entitled to indemnity hereunder, together with interest at the Default Rate on the outstanding amount of all such costs and expenses from the date paid by the indemnified party (or, if later, the date the notice of such Claim was given to the indemnifying party) until the indemnifying party pays to the indemnified party all such amounts in full.

11.6. Survival of Waivers and Indemnities. Landlord’s and Tenant’s waivers and indemnities under Sections 11.2 and 11.3 shall survive the expiration or early termination of this Lease.

12.	CONDEMNATION

12.1. Taking. “Taking” means all or a portion of the Project is acquired by or through a governmental or quasi-governmental entity by exercise of a right of eminent domain or other condemnation authority. If a Taking occurs then the following provisions shall apply:

(a) Total Taking. If, because of a Taking, substantially all of the Premises are Untenantable for substantially all of the remaining Term, then this Lease shall terminate on the date of the Taking.

(b) Partial Taking. If a Taking does not cause this Lease to be terminated pursuant to Section 12.1(a), then Landlord shall restore to the extent practicable (and alter, as necessary) the Common Areas, the Premises (and those other portions of the Project that Tenant has rights to use under this Lease prior to the Taking) to be tenantable, unless the Lease is terminated by either Landlord or Tenant under the following circumstances:

(1) Landlord may terminate this Lease upon giving to Tenant 60 days prior written notice if Landlord reasonably determines that it is uneconomical to restore or alter the Project to be tenantable.

(2) Tenant may terminate this Lease upon giving to Landlord 60 days prior written notice if the Taking causes more than 33% of the Premises to be Untenantable for the remainder of the Term, and Tenant cannot economically conduct Tenant’s business in the remaining Premises.

(c) If this Lease is not terminated under Sections 12.1(a) or (b), the Rent (Base Rent and Additional Rent) shall be reduced for the term of the Taking based upon the RSF (of Office Space) or USF (of Fixed Term Support Space) of the Premises (as applicable) made Untenantable by the Taking.

12.2. Awards. Landlord shall be entitled, except as otherwise hereinafter provided, to receive the entire award in the Taking proceeding, including, without limitation, any award made for the value of the estate vested by this Lease in Tenant or any value attributable to the unexpired portion of the Term, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, that nothing shall preclude Tenant from participating in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant’s Personal Property, the unamortized value of the Leasehold Improvements (but only to the extent such Leasehold Improvements were paid for by Tenant (and not reimbursed by Landlord)), or moving expenses; provided, that the same do not include any value of the estate vested by this Lease in Tenant or of the unexpired portion of the Term and do not reduce the amount available to Landlord or materially delay the payment thereof.

12.3. Temporary Taking. If all or any portion of the Premises is Taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give to Landlord prompt notice thereof and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of Tenant’s other obligations under this Lease, except to the extent Tenant is prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due.

13.	TENANT TRANSFERS

13.1. Transfer Defined. “Transfer” means any:

(a) Sublease of all or any portion of the Premises, or assignment, mortgage, hypothecation or other conveyance of an interest in this Lease either voluntarily or involuntarily or by operation of law. Any material modification, amendment, or extension of a sublease, and any agreement by which a landlord of a building other than the Project or its affiliate agrees to assume the obligations of Tenant under this Lease, shall be deemed a sublease for the purposes of this Article 13.1;

(b) Use of the Premises with Tenant’s consent by anyone other than Tenant and its employees in the ordinary course of Tenant’s business; provided, that “Transfer” shall not include the use of the Premises by a Desk Space User; provided, that (1) any such use or occupancy of desk or office space shall be without the installation of any separate entrance, (2) each Desk Space User shall use the Premises in accordance with all of the provisions of this Lease, and only for the use expressly permitted pursuant to this Lease, (3) in no event shall the use of any portion of the Premises by a Desk Space User create or be deemed to create any right, title or interest of such Desk Space User in any portion of the Premises or this Lease, (4) such “desk sharing” arrangement shall terminate automatically upon the termination of this Lease, (5) such Desk Space User shall not have any signage outside of the Premises, (6) each Desk Space User shall be engaged in a business or activity which is in keeping with standards of the Building and (7) such desk sharing arrangement is for a valid business purpose and not to circumvent the provisions of this Article 13. “Desk Space User” means a bona fide member, client, service provider, regulatory authority or other person or entity with which Tenant has an active and meaningful business relationship and is using the relevant portion of the Premises for a purpose associated with the business of Tenant;

(c) Transfer of 51% or more of Tenant’s assets, shares (except shares transferred by public trading or as the result of an acquisition, merger or consolidation with the resulting entity having equity securities traded on a public exchange), membership interests, partnership interests or other ownership interests; or

(d) Transfer of effective control of Tenant (except shares transferred by public trading or as the result of an acquisition, merger or consolidation with the resulting entity having equity securities traded on a public exchange).

13.2. Prohibited Transfers. Tenant may not enter into a Transfer or other agreement to use or occupy the Premises that provides for rent or other compensation based in whole or in part on the net income or profits from the business operated in the Premises. Tenant may not enter into a Transfer if the proposed transferee is directly or indirectly related to the Landlord under Section 856 of the Code; provided, that Landlord has given to Tenant notice and appropriate evidence thereof. Any such Transfers in violation of this Section 13.2 shall be considered null, void and of no force or effect.

13.3. Consent Not Required.

(a) Upon giving notice to Landlord, but without Landlord’s prior consent, Tenant may effect a Transfer to a Permitted Transferee; provided, that as to any permitted Transfer resulting from a transaction involving publicly traded equity securities, Tenant may give to Landlord notice thereof promptly after such Transfer occurs. A “Permitted Transferee” is any person or entity that meets the requirements of either Section 13.3(a)(1) or (2):

(1) The transferee (who in the case of Section 13.1(c) or (d) may be Tenant itself) is an Affiliate of Tenant; provided, that in the case of any such Transfer, the Transfer is for a valid business purpose and not to avoid any obligations under this Lease, and the transferee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease.

(2) The transferee (who in the case of Section 13.1(c) or (d) may be Tenant itself) is (A) an entity created by, or resulting from, merger, acquisition, consolidation, reorganization or recapitalization of, by, or with Tenant or (B) a purchaser of all or substantially all of Tenant’s assets; provided, that in the case of both clauses (A) and (B), that the transferee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease (unless Tenant is the surviving entity in a merger), such Transfer is for a valid business purpose and not to avoid any obligations under this Lease, and the transferee shall have, immediately after giving effect to such Transfer, a net worth (computed in accordance with GAAP) at least equal to $200,000,000.00.

(b) In addition to Tenant’s Transfer rights (including the rights to sublease) set forth in Section 13.3(a), upon giving to Landlord notice, but without Landlord’s prior consent, Tenant may sublet to one or more subtenants up to 20% of the Premises in the aggregate at any date of determination (“Permitted Sublease”); provided, that:

(1) Any Permitted Sublease shall not permit the subtenant thereunder to use, or permit the use of, the Premises or any part thereof for:

(A) The offices or business of a governmental or quasi-governmental bureau, department or agency, foreign or domestic, including an autonomous governmental corporation or diplomatic or trade mission;

(B) Conduct or maintenance of any gambling or gaming facilities, facilities for any political organization (excluding Tenant’s PAC) or any social or other club, or a school or employment or placement agency; or

(C) Any use not included as a Use, or which would violate any agreement which affects the Building or binds Landlord, including without limitation, any exclusive uses granted to then existing tenants of the Building;

(2) Such proposed subtenant is not named on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or any such similar list maintained by the state or federal government; and

(3) Except if such proposed subtenant is a member firm of Tenant or Tenant’s customer or of an Affiliated Entity or its customer, such proposed subtenant is not (A) an existing tenant of the Building or an Affiliate of an existing tenant of the Building, or (B) a party with whom Landlord is actively negotiating to lease space in the Building (or has, in the 6 months prior thereto, been actively negotiating to lease space in the Building); and in each case space of a comparable size is then available (or is anticipated to be available no later than the date on which the proposed sublease is scheduled to commence) for lease in the Building.

13.4. Consent Required. Each proposed Transfer other than those prohibited under Section 13.2 or permitted under Section 13.3 shall be subject to Landlord’s prior written consent, in which case the parties will proceed as follows:

(a) Tenant’s Notice. Tenant shall give to Landlord notice at least 30 days prior to the proposed Transfer of the name and address of the proposed transferee and the proposed use of the Premises, and include in such notice the Transfer documents and copies of the proposed transferee’s balance sheets and income statements (both current and for the past 2 years to the extent available) and any other information Landlord may reasonably request.

(b) Landlord’s Rights. Within 30 days after Tenant gives to Landlord Tenant’s complete notice pursuant to Section 13.4(a), Landlord may:

(1) If the proposed Transfer is either an assignment of this Lease or a sublease that in aggregate with the other subleases of the Premises in effect on the date of determination covers more than 20% of the Premises and is for all or substantially all of the then remaining Term, terminate this Lease in respect of the space that Tenant proposes to sublease (or entirely in the case of a proposed assignment) as of the proposed Transfer date. If Landlord exercises its option to terminate this Lease with respect to all or a portion of the Premises, (A) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence, (B) Rent shall be apportioned, paid or refunded as of such date, (C) Tenant, upon Landlord’s request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, and (D) Landlord shall be free to lease the Premises (or any portion thereof) to Tenant’s prospective assignee or subtenant or to any other party. Landlord shall pay all costs to make each of the transferred space and the remainder of the Premises a self-contained rental unit and to install any required Building corridors; or

(2) Consent or deny consent to the proposed Transfer; which consent shall not be unreasonably withheld if:

(A) The proposed use is consistent with the Use, and will not cause Landlord to be in breach of any lease, law or other agreement affecting the Project;

(B) The proposed transferee is typical of tenants that directly lease premises in comparable first class office buildings in downtown Chicago;

(C) The proposed transferee is not a governmental or diplomatic entity;

(D) The proposed transferee is not named on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or any such similar list maintained by the state or federal government;

(E) If space of a comparable size is then available (or is anticipated to be available no later than the date on which the proposed sublease or assignment is scheduled to commence) in the Building for lease by such proposed transferee, such proposed transferee (except for a proposed transferee that is a member firm of Tenant or Tenant’s customer or of an Affiliated Entity of Tenant or such Affiliated Entity’s customer) is not an existing tenant or an Affiliate of an existing tenant, or a party with whom Landlord is actively negotiating to lease space in the Building (or has, in the last 6 months, been actively negotiating to lease space in the Building);

(F) Tenant is not in Default under this Lease;

(G) With respect to the third floor (and the seventh floor, if Tenant is leasing same as contemplated herein) of the 20 South Wacker Building, so long as any such space is not separately demised or physically subdivided in any manner which interferes with any Landlord services provided to such floor(s) under this Lease (including Standard Services); and

(H) Tenant shall have reimbursed Landlord for all reasonable expenses incurred by Landlord in consenting to such assignment or sublease, including any investigations as to the acceptability of the Transferee and all legal costs reasonably incurred in connection with the granting of any requested consent.

(c) Compelling Consent. If Landlord does not consent to a Transfer, Tenant’s sole remedy against Landlord for breach of its obligation to be reasonable shall be an action for specific performance or declaratory relief, and Tenant may not terminate this Lease or seek monetary damages, unless Tenant is able to demonstrate bad faith or willful misconduct.

(d) Assignment and Sublease Requirements. With respect to each and every subletting and/or assignment pursuant to the provisions of this Lease:

(1) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

(2) no sublease of the entire Premises shall be for a term ending later than one day prior to the Expiration Date;

(3) no Transferee shall take possession of any portion of the Premises until an executed counterpart of such sublease or assignment has been delivered to Landlord and approved by Landlord as provided in Section 13.4(a), if this Lease requires approval of such sublease or assignment; and

(4) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and Tenant and each Transferee shall be deemed to have agreed that upon any termination of this Lease, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title, and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions, and renewals thereof then in effect and such Transferee shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset, or defense not expressly provided in such sublease or which theretofore accrued to such Transferee against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month’s rent, (D) bound to return such Transferee’s security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such Transferee shall be entitled to the return of all or any portion of such deposit under the terms of such Transferee’s sublease, or (E) obligated to make any payment to or on behalf of such Transferee, or to perform any work in the sublet space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord’s obligations under this Lease. The provisions of this Section 13.4(d)(5) shall be self-operative, and no further instrument shall be required to give effect to this provision; provided, that Transferee shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

13.5. Payments to Landlord. If Tenant enters into any assignment or sublease (other than an assignment or sublease pursuant to Section 13.3(a)), Tenant shall, within 60 days after Landlord’s consent to such assignment or sublease (or, if such assignment or sublease is permitted hereunder without Landlord’s prior consent, within 60 days after the effective date of such assignment or sublease), deliver to Landlord a list of Tenant’s reasonable third-party brokerage fees, legal fees and architectural fees paid or to be paid in connection with such transaction, the cost of Alterations paid for by Tenant to effect such Transfer, and, in the case of any sublease, any actual costs incurred by Tenant in separately demising the sublet space (collectively, “Transaction Costs”), together with a list of all of Tenant’s Property to be transferred to such Transferee. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

(a) In the case of an assignment, on the effective date of the assignment, 50% of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including key money, bonus money and any sums paid for services rendered by

Tenant to the assignee in excess of fair market value for such services and sums paid for the sale or rental of Tenant’s Property, less the then fair market or rental value thereof) after first deducting the Transaction Costs; or

(b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the sublessee which exceeds on a per square foot basis the Base Rent, Tenant’s Share of Expenses and Tenant’s Share of Taxes accruing during the term of the sublease in respect of the sublet space (together with any sums paid for services rendered by Tenant to the sublessee in excess of fair market value for such services and sums paid for the sale or rental of Tenant’s Property, less the then fair market or rental value thereof) after first deducting the Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant.

Landlord and Landlord’s authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer (other than a Transfer pursuant to Section 13.3(a)), and shall have the right to make copies thereof.

13.6. Effect of Transfers. No Transfer shall release Tenant from any obligation under this Lease. Landlord’s acceptance of a payment from any person or entity other than Tenant shall not constitute a waiver of Tenant’s obligations under this Article 13. Any Transfer in violation of this Article 13 is void and of no force or effect. If Tenant is in Default of this Lease, Landlord may proceed against Tenant without exhausting any remedies against any transferee and may require (by giving to any transferee written notice) any transferee to pay rent owed Tenant directly to Landlord (which Landlord shall apply against Tenant’s Lease obligations). Termination of this Lease for any reason shall not result in a merger of estates. Each sublease shall be deemed terminated upon termination of this Lease unless Landlord notifies the subtenant in writing of Landlord’s election to assume any sublease, in which case the subtenant shall attorn to Landlord under the executory terms of the sublease. Landlord’s consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord’s consent to any further assignment or subletting. In no event shall any subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others.

13.7. Indemnity. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Claims against Landlord by any Transferee or anyone claiming under or through any Transferee or by any brokers or other persons or entities claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 13.

13.8. Limitation on Consent. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 180 days after the giving of such consent, or the amount of space subject to any such sublease varies by more than 10% from that specified in the notice given by Tenant to Landlord pursuant to Section 13.4(a), or the net effective rent payable under such sublease is less than 90% of the net effective rent specified in such notice, or if there are any material changes in the terms and conditions of the proposed assignment or sublease such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Article 13, then Tenant shall again comply with all of the provisions and conditions of this Article 13 before assigning this Lease or subletting all or any portion of the Premises.

14.	LANDLORD TRANSFERS

14.1. Landlord’s Transfer. Landlord’s right to transfer any interest in the Project or this Lease is not limited by this Lease, except as expressly provided in this Article 14. Upon any such transfer, Tenant will attorn to Landlord’s transferee and Landlord will be released from liability under this Lease, except for any Lease obligations accruing before the transfer that are not assumed by the transferee.

14.2. Attornment. (a) Subject to the provisions of Section 14.2(d) below, this Lease is subject and subordinate to all Mortgages and Superior Leases. Tenant shall from time to time within 10 days after request from Landlord execute and deliver any documents or instruments that may be reasonably required by any Mortgagee or Lessor and are reasonably satisfactory to Tenant to confirm any subordination. “Mortgage” means any mortgage, trust indenture or other financing document which may now or hereafter affect all or any portion of the Premises, the Project, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder. “Mortgagee” means any mortgagee, trustee or other holder of a Mortgage. “Superior Lease” means any ground or underlying lease of the Project or any part thereof heretofore or hereafter made and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof. “Lessor” means a lessor under a Superior Lease.

(b) Any Mortgagee may elect that this Lease shall have priority over the Mortgage and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the Execution Date. Tenant shall execute and deliver to Landlord, within 15 business days after request, any amendment of this Lease reasonably requested by a Mortgagee; provided that such amendment shall not (i) reduce or extend the Term, (ii) increase the Rent, (iii) reduce the area of the Premises, (iv) increase Tenant’s obligations or decrease Tenant’s rights under this Lease in any respect, or (v) decrease Landlord’s obligations or increase Landlord’s rights under this Lease in any respect. Landlord shall, within 45 days of Landlord’s receipt of Tenant’s invoice therefor, reimburse Tenant for its reasonable out-of-pocket legal fees in connection with the review and preparation of such amendment requested by a Mortgagee, whether or not Tenant agrees that the request meets the foregoing conditions.

(c) Subject to the following provisions of this Section 14.2(c). Landlord may elect, at any time during the Term, to convert the Project (or any part thereof) to condominium ownership or may subject the Project (or any part thereof) to a condominium declaration, by laws and other instruments (collectively, the “Declaration”) which may be recorded regardless of the reason therefor, in order to subject the Project (or any part thereof) to a condominium form of ownership pursuant to the Illinois Condominium Property Act or any successor law; provided, that (i) there shall never be more than one Landlord under this Lease (i.e., all portions of the

Premises must be owned by the same entity at any one time), (ii) the Declaration does not by its terms (A) reduce or extend the Term, (B) increase the Rent, (C) reduce the area of the Premises, (D) increase Tenant’s obligations or decrease Tenant’s rights under this Lease in any respect, (E) decrease Landlord’s obligations or increase Landlord’s rights under this Lease in any respect, or (F) increase any Expenses reimbursed by Tenant under this Lease and (iii) this Lease remains superior to the Declaration. Tenant, at no cost and expense to Tenant, shall cooperate with Landlord as reasonably requested by Landlord in connection with this Section 14.2(c).

(d) As a condition to Tenant’s agreement hereunder to subordinate Tenant’s interest in this Lease to any existing or future Mortgage and/or any Superior Lease made between Landlord and such Mortgagee and/or Lessor, Landlord shall obtain from each Mortgagee or Lessor an agreement, substantially in the form of Exhibit I annexed hereto (with such changes thereto as are reasonably acceptable to Tenant and such Mortgagee and/or Lessor) or such other form reasonably acceptable to Tenant and such Mortgagee and/or Lessor (any such agreement, a “Non-Disturbance Agreement”). If any Lessor or Mortgagee executes and delivers to Landlord a Non-Disturbance Agreement and Landlord delivers the same to Tenant, and Tenant either fails or refuses to execute and deliver said Non-Disturbance Agreement within 20 days following Landlord’s delivery of such Non-Disturbance Agreement to Tenant, this Lease shall be subject and subordinate to such Superior Lease or Superior Mortgage and Tenant shall automatically be deemed to be subject to and subordinate to such Superior Lessor or Superior Mortgagee and Landlord shall have no further obligation to obtain a Non-Disturbance Agreement for Tenant from such Lessor or Mortgagee.

14.3. Estoppel Certificate. Within 10 days after receipt of a written request, Tenant or Landlord, as applicable, will execute, acknowledge and deliver to the requesting party a certificate upon which the requesting party and each existing or prospective Encumbrance holder or prospective purchaser of the Project or transferee of any Transfer may rely (for estoppel purposes only) confirming the following (or specifying any exceptions to the following) as of the date of such certificate:

(a) The Scheduled Commencement Date and Expiration Date;

(b) The documents that constitute the Lease, and that the Lease is unmodified and in full force and effect;

(c) The date through which Base Rent, Additional Rent and other Rent has been paid;

(d) To the knowledge of the certifying party, that neither Landlord nor Tenant is in default under this Lease;

(e) To the knowledge of the certifying party, that Landlord has satisfied all Lease obligations to improve the Premises (or provide Tenant an allowance therefor) and Tenant has accepted the Premises;

(f) To the knowledge of the certifying party, that Tenant (and other occupants permitted under Article 13 without a sublease or assignment) are the sole occupants of the Premises; and

(g) Such other matters concerning this Lease or Tenant’s occupancy that the requesting party may reasonably require.

(h) Any such certificate may be relied upon for estoppel purposes only and no issuer of any such certificate shall be liable for damages to any person relying thereon for damages allegedly suffered by such person as a result of the inaccuracy of such certificate.

15.	DEFAULT AND REMEDIES

15.1. Tenant’s Default. “Default” means any of the following shall have occurred:

(a) Tenant fails to pay Rent when due, and such failure continues for 5 business days after Landlord gives to Tenant notice of such failure (which notice may be in the form of an Illinois Statutory 5-day notice utilized in forcible entry and detainer proceedings).

(b) Tenant fails to perform a non-monetary Lease obligation and such failure continues for 30 days after Landlord gives to Tenant notice of such failure, or such longer period of time as is reasonable if more than 30 days is reasonably required to perform Tenant’s obligation if Tenant commences performance within this 30-day period and diligently prosecutes same to completion, except that in an emergency Landlord may require Tenant to perform this obligation as soon as is practicable (including by hiring premium labor);

(c) Tenant consummates a Transfer in violation of Article 13 unless such Transfer was effectuated in the good faith belief that such Transfer did not violate Article 13 and is unwound or made conforming within 30 days after Landlord gives to Tenant notice of such violation;

(d) Tenant fails to discharge any attachment or levy on Tenant’s interest in this Lease within 90 days after such attachment or levy encumbers this Lease.

(e) Tenant fails to cause any of the following proceedings to be vacated or dismissed within 60 days after they are commenced: (1) the appointment of a receiver or trustee of the assets of Tenant, (2) the voluntary or involuntary bankruptcy of Tenant, or (3) any assignment for the benefit of creditors of the assets of Tenant;

(f) Tenant abandons substantially all of the Premises; provided, that Tenant shall not be deemed to have abandoned the Premises or any portion thereof if Tenant is then timely paying Base Rent and Additional Rent and is keeping the Premises locked and in good repair, whether or not Tenant has moved out of the Premises; or

(g) Tenant is named on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or any such similar list maintained by the state or federal government.

15.2. Remedies. If a Default occurs, Landlord shall have the rights and remedies set forth in this Lease which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy afforded to Landlord at law or in equity.

(a) Landlord may terminate this Lease by giving to Tenant notice of Landlord’s election to do so, in which event the Term of this Lease shall end, and all right, title and interest of Tenant hereunder shall expire, on the date stated in such notice. In no event shall either re-entry or the taking of possession of the Premises by Landlord be construed as an election by Landlord to terminate this Lease. Written notice alone shall be proof of any such election by Landlord. Any notice of cancellation of the Term pursuant to this Section 15.2(a) (or Tenant’s possession of the Premises pursuant to Section 15.2(b)) may be given simultaneously with any notice of Default given to Tenant.

(b) Landlord may terminate Tenant’s right to possession of the Premises without terminating this Lease by giving to Tenant notice that Tenant’s right to possession shall end on the date stated in such notice, and all right of Tenant to possession of the Premises or any portion thereof shall cease on the date stated in such notice. An election by Landlord to terminate Tenant’s right to possession of the Premises without terminating the Lease shall not preclude a subsequent election by Landlord to terminate the Lease.

(c) If Landlord terminates this Lease as provided in Section 15.2(a), or if Landlord terminates Tenant’s right to possession of the Premises as provided in Section 15.2(b), then (1) Tenant shall surrender possession of the Premises, vacate the Premises and immediately deliver possession of the Premises to Landlord; and (2) Landlord may, with due process of law, re-enter and take possession of the Premises without being liable for prosecution for such action or being deemed guilty of any manner of trespass, and without diminishing any remedies for collection of Rent and without relinquishing any other right of Landlord.

(d) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained in this Lease, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

(e) Landlord may, but shall not be obligated to, cure Tenant’s Default by making any payment or performing such other act to the extent Landlord may deem desirable. Any such cure by Landlord shall be without further notice and shall not waive or release Tenant from any obligation under this Lease. Tenant covenants and agrees to pay Landlord, upon demand, all reasonable advances, costs and expenses incurred by Landlord in connection with such cure, including reasonable attorney’s fees, together with interest at the Default Rate, from the date such are incurred by Landlord to the date of payment to Landlord.

(f) Landlord may, without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same, so long as a Default exists under this Lease.

15.3. Remedies for Recovery of Rent and Damages.

(a) If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease:

(1) Landlord shall be entitled to recover any and all Rent due and unpaid as of the date of repossession by Landlord.

(2) Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent and any other sums accruing as they become due under this Lease through the remainder of the stated Term.

(3) Landlord shall make commercially reasonable efforts to relet the Premises or portions thereof, so as to mitigate Landlord’s damages, to the extent required by applicable law. Landlord and Tenant agree that Landlord may relet for such term or terms and on such conditions and other terms as Landlord, in its discretion determines; and that Landlord shall not be required to (A) observe any instructions given by Tenant about such reletting; (B) lease the Premises prior to other space owned, controlled or managed by Landlord or its Affiliates; or (C) lease the Premises at below market rates.

(4) Any rent received by Landlord from re-letting the Premises (to the extent paid in respect of the period until the scheduled expiration of the Term had this Lease not been terminated) shall be deemed to reduce Tenant’s indebtedness to Landlord as follows: (A) First, to reduce Tenant’s obligation to reimburse Landlord for Repossession Expenses, then (B) to reduce Tenant’s obligation to reimburse Landlord for Reletting Expenses, then (C) to reduce Tenant’s obligation to Landlord for Enforcement Costs, then (D) to reduce Tenant’s obligation for the payment of Rent reserved in this Lease. In no event shall Tenant be entitled to a reduction (of its indebtedness to Landlord) in an amount in excess of the aggregate sum of Rent which would have been payable by Tenant for the remainder of the stated Term of the Lease, if no Default had occurred.

(5) As it becomes due, and without notice or demand, Tenant shall pay to Landlord an amount equal to the Rent which would have been payable by Tenant for the remainder of the stated Term of the Lease, less any applicable reductions pursuant to Section 15.3(a)(4).

(6) Tenant shall, upon demand, reimburse Landlord, with interest at the Default Rate from the date incurred through the date of payment to Landlord, the following: Repossession Expenses; Reletting Expenses; and Enforcement Costs incurred in successfully enforcing Tenant’s obligations under this Lease.

(b) If Landlord terminates this Lease pursuant to Section 15.2(a):

(1) Landlord shall be entitled to recover any and all Rent due and unpaid as of the date of termination of this Lease by Landlord.

(2) Landlord shall be entitled to recover, and Tenant shall be obligated to pay Landlord upon demand, not as a penalty but as consideration for the loss of Landlord’s bargain, a sum equal to Landlord’s Damages.

(3) Tenant shall, upon demand, reimburse Landlord, with interest at the Default Rate from the date such are incurred through the date of payment to Landlord, the following: Repossession Expenses, Reletting Expenses, and Enforcement Costs.

15.4. Definitions.

(a) “Enforcement Costs” means all sums, costs, expenses and damages (in addition to Repossession Expenses and Reletting Expenses), including reasonable attorneys’ fees and costs, which are incurred by Landlord or Tenant in enforcing the other party’s obligations under this Lease or by reason of such party’s default, including without limitation, for the repossession of the Premises, those arising out of any action brought by one party against the other party to interpret any provision of this Lease or in connection with a bankruptcy or an assignment for the benefit of creditors.

(b) “Fair Market Rent” means an amount equal to the fair market rental value of the Premises for the remainder of the stated Term of this Lease, taking into consideration the Reletting Expenses Landlord may incur upon any reletting of the Premises.

(c) “Landlord’s Damages” means an amount equal to the present value of the amount by which the Remainder Rent exceeds the Fair Market Rent for the remainder of the stated Term of this Lease. The present value shall be computed on the basis of a discount rate equal to the then-current yield on United States Treasury obligations having a maturity approximately equal to the residue of the stated Term of the Lease (had there been no Default), as determined by Landlord.

(d) “Reasonable attorneys’ fees” means, as applicable, the value of services provided by counsel employed by Landlord or Tenant or its Affiliates in the amount that Landlord or Tenant would have reasonably incurred if the services had been performed by unaffiliated counsel.

(e) “Remainder Rent” means an amount equal to the aggregate Rent reserved in this Lease for the remainder of the stated Term which would have been payable after the termination date had this Lease not been terminated, including, without limitation, all Rent plus all increases pursuant to the terms of this Lease.

(f) “Reletting Expenses” means such reasonable and necessary costs and expenses incurred by Landlord, incurred to relet the Premises, including without limitation, (1) repairs, alterations and additions in or to the Premises and preparing the Premises for new tenants, (2) altering locks and security devices to the Premises, (3) redecoration, remodeling or refurbishing of the Premises, and (4) other costs and expenses, including brokers’ commissions, reasonable attorneys’ fees, out-of-pocket concessions actually paid or payable, and any other cash payments to the tenant reletting the Premises.

(g) “Repossession Expenses” means such costs and expenses, excluding Enforcement Costs, incurred by Landlord to recover possession of the Premises.

15.5. Interest. If either Landlord or Tenant at any time fails to pay to the other any amounts owed under this Lease as and when such amounts are due and payable in accordance with the provisions of this Lease, the other party (i.e., the non-defaulting party) may recover interest on such amounts at the rate per annum equal to the Prime Rate plus 2% per annum, but in no event in excess of the maximum interest rate permitted by law (“Default Rate”), from the date each such amount was due and payable in accordance with the provisions of this Lease until the date such amount is paid. No interest shall be payable by Tenant in respect of any amount that Tenant has paid to Landlord if such interest is not billed to Tenant by Landlord within 365 days after such interest accrues.

15.6. Waivers.

(a) If Tenant is in Default, Tenant expressly waives the service of any demand for the payment of Rent and the service of any and every form of demand and notice prescribed by any statute or other law, and agrees that the occurrence of a Default pursuant to Section 15.2 shall constitute a forcible detainer by Tenant of the Premises within the meaning of the statutes of the State of Illinois.

(b) Tenant expressly waives the right to trial by jury in any legal proceedings Landlord may institute against Tenant (1) to recover possession of the Premises, and (2) to collect delinquent rent, whether or not the proceedings to collect delinquent rent are joined with proceedings to recover possession of the Premises.

(c) No waiver by Landlord of any Default of Tenant shall be implied to affect, and no express waiver shall affect, any Default other than the Default specified in such waiver and then only for the time and to the extent stated.

(d) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such persons might otherwise have under any applicable laws (1) to the service of any notice of intention to re-enter or to institute legal proceedings, (2) to redeem, or to re-enter or repossess the Premises, or (3) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge or (B) any expiration or early termination of the term of this Lease, whether such dispossession, expiration, or termination shall be by operation of law or pursuant to the provisions of this Lease. The words “re-enter,” “re-entry”, and “re- entered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

15.7. Force Majeure. “Force Majeure” means any cause or event beyond Landlord’s or Tenant’s (as applicable) reasonable control, including any act of God, government act or restriction, labor disturbance, general shortage of materials or supplies, riot, insurrection, or act of war or terrorism; provided, that in no event shall lack or unavailability of funds be a Force Majeure cause or event. Force Majeure shall include any Asbestos Delay. “Asbestos Delay” means any delay arising by reason of any asbestos abatement or remediation required by applicable laws. When used in this Lease in the context of permitting the delay or deferral of the satisfaction or performance of an obligation, unless a time period for delay or deferral (such as in Section 21(f)), is expressly provided for, Force Majeure excuses a party from performing such obligation for a commercially reasonable time.

15.8. Landlord’s Self Help Right. If Tenant defaults in the performance of its obligations under this Lease, Landlord, without waiving such default, may perform such obligations at Tenant’s expense: (a) immediately, and without notice, in the case of emergency or if the default (1) materially interferes with the use by any other tenant of the Building or the

Project, (2) results in a violation of any law, or (3) results or will result in a cancellation of any insurance policy maintained by Landlord, and (b) in any other case if such default continues after the expiration of the applicable notice and cure period provided under this Lease. All costs and expenses incurred by Landlord in connection with any such performance by Landlord, together with an amount equal to 15% thereof for Landlord’s overhead, shall be paid by Tenant to Landlord on demand, with interest thereon at the Default Rate from the date incurred by Landlord.

15.9. Tenant’s Limited Self Help Right.

(a) Self Help. Tenant shall have the right to make such repairs and improvements which are required to be made by Landlord or provide such services which are required to be provided by Landlord (including, without limitation, Landlord’s Work; provided, that, in the case of Landlord’s Work only, and only with respect to each individual floor in each of the 10 South Wacker Building, the 20 South Wacker Building, and the 30 South Wacker Building, Substantial Completion with respect to each such floor has not occurred within 150 days after the date set forth in Exhibit E for such Substantial Completion, as such 150-day period shall be extended by reason of Tenant Delay and Force Majeure) pursuant to the terms of this Lease on behalf of Landlord (“Self Help Rights”), and to be reimbursed by Landlord for the reasonable costs thereof, together with interest at the Default Rate from the date Tenant incurs such costs to the date Landlord reimburses Tenant for such costs if:

(1) Landlord fails to make such repairs or improvements pursuant to Section 7.2 and/or other applicable provision of this Lease, and/or ceases to furnish any of the services required to be provided by Landlord in Article 6 and/or other applicable provisions of this Lease and/or Landlord fails to Substantially Complete any portion of Landlord’s Work by the time periods set forth in Section 15.9(a), and such failure or cessation is within the reasonable control of Landlord to remedy;

(2) Such failure pertains to Substantial Completion of Landlord’s Work or such failure renders a portion of the Premises Untenantable or a dangerous condition exists in a portion of the Premises that Tenant is occupying for the conduct of Tenant’s business or such failure, if left uncured, would materially and adversely affect the conduct of Tenant’s business in the Premises;

(3) Said repairs are not necessitated in any way by and such failure is not caused in any way by the actions of Tenant, Tenant’s Affiliates, or any of their respective agents, employees, or contractors;

(4) No Default has occurred and is continuing at the time any notices are given or any Self Help Rights are exercised;

(5) The Premises consist of at least 200,000 RSF at the time any notice under this Section 15.9 is given or any Self Help Rights are exercised; and

(6) The original named tenant under this Lease (i.e., Chicago Mercantile Exchange Inc.) or any direct or indirect Permitted Transferee of such original named tenant is the Tenant under this Lease at the time any notice under this Section 15.9 is given or any Self Help Rights are exercised.

(b) Exercise of Self Help. Tenant may exercise the Self Help Rights as follows:

(1) Notice of Repairs or Lack of Service. If Landlord fails to undertake and commence the repairs or provide the services required under this Lease, or fails to Substantially Complete Landlord’s Work, as set forth in Section 15.9(a), Tenant shall notify Landlord (and any Encumbrance Holder who has given to Tenant notice of such Encumbrance Holder’s Encumbrance and who requires Tenant to give to such Encumbrance Holder notice under such circumstances) in writing identifying the required and outstanding repairs and/or services with reasonable specificity and being labeled “URGENT IMMEDIATE ACTION REQUIRED” in bold capital letters in type no smaller than 14 point on the first page of such notice (“Notice of Repair or Lack of Service”).

(2) Landlord Cure Period. Landlord shall undertake and commence the repairs or provide such services, or to Substantially Complete Landlord’s Work, within 5 business days (or if the commencement of such repairs or work within 5 business days is not practicable with good faith due diligence, then in such longer time period as is practicable) after Landlord’s receipt of the Notice of Repair or Lack of Service from Tenant and Landlord shall make all diligent efforts to complete such repairs or work or provide said services in a timely manner. Once Landlord believes in good faith that it has completed a repair or Substantially Completed Landlord’s Work, Landlord shall give to Tenant a notice to that effect.

(3) Notice of Self-Help. If Landlord fails to commence the repairs or work or provide such services as required under Section 15.9(b)(2), or fails to diligently and continuously prosecute same to completion, and Tenant intends to avail itself of the Self Help Rights, then Tenant shall immediately notify Landlord (and any Encumbrance Holder who has given to Tenant notice of such Encumbrance Holder’s Encumbrance and who requires Tenant to give such Encumbrance Holder notice under such circumstances) in writing not later than 60 days following the date of the Notice of Repair or Lack of Service (or, if later, 30 days after Landlord ceases to perform as required hereby) identifying the required and outstanding repairs with reasonable specificity and stating that “TENANT WILL UNDERTAKE SELF HELP RIGHTS NOT LESS THAN 15 DAYS FROM LANDLORD’S RECEIPT OF THIS NOTICE” in bold capital letters in type no smaller than 14 point on the first page of such notice. (“Self Help Notice”).

(4) Emergency Repairs Exception. Anything in this Lease to the contrary notwithstanding, Landlord agrees that in the event of an emergency which:

(A) poses a threat of imminent, severe damage to Tenant’s employees or to Tenant’s property or business; and

(B) necessitates the immediate maintenance, repair, or replacement of items which are otherwise required by this Lease to be maintained, repaired, or replaced by Landlord, then Tenant may at its option proceed forthwith to make repairs

(“Emergency Repairs”) if (i) it is unable to notify Landlord of such emergency condition after using diligent efforts to contact Landlord and advise it of same, or (ii) Landlord fails to immediately commence repairs after being notified of the emergency condition.

(c) Tenant’s Right to Offset Rent for Self Help Costs. If Landlord fails to reimburse Tenant for such repair or service costs incurred by Tenant in accordance with Sections 15.9(a) and (b) above within 30 days after written request from Tenant therefor (which request must be supported by paid receipts and an architect’s or engineer’s certificate stating that the repairs, if applicable, have been completed in good and workmanlike manner and in accordance with all applicable codes), then Tenant may deduct the cost thereof from the Base Rent and Additional Rent, together with interest at the Default Rate from the date Tenant incurred such costs.

(d) Limitation on Self-Help Rights. If the exercise of the Self Help Rights action in accordance with this Section 15.9 would affect the Base Building, Tenant shall use only those contractors used by of approved by Landlord for Use in the Building that work on the Base Building, unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of another qualified, licensed, and insured contractor.

(e) Performance of Work. All work done in accordance with this Section 15.9 must (1) be performed at a reasonable and competitive cost and expense under the circumstances, (2) comply with all laws, (3) be done in a good and workmanlike manner, (4) be only such repairs as are reasonable and necessary to rectify the material and adverse impact on Tenant’s ability to use the Premises for the conduct of its business, (5) shall, if feasible and practical, be repairs only and shall not be an enhancement, upgrade, modification or extension of any system or service, and (6) otherwise be in compliance with the terms of this Lease, including without limitation, Section 8.3 and any requirements under this Lease as to insurance to be carried by contractors and the rules and regulations for the behavior and construction practices of contractors while in the Building. In connection with the exercise of Self Help Rights, Tenant shall not take any action that would have an unreasonably adverse effect on any other tenants and occupants of the Building, and Tenant shall use commercially reasonable efforts to minimize interference with the ordinary conduct of business and the other rights of the other tenants and occupants of the Building. Tenant shall indemnify, defend and hold Landlord and Landlord’s Affiliates harmless from and against all Claims sustained by Landlord as a result of any such work performed by Tenant, its employees, agents or contractors, unless caused by the negligent act or omission of Landlord.

15.10. Enforcement Costs. Landlord or Tenant (as applicable) shall pay within 30 days after receipt of the other’s demand all of the other’s Enforcement Costs in connection with successfully enforcing Landlord’s or Tenant’s (as applicable) obligations under this Lease, together with interest thereon at the Default Rate from the date the other incurred such Enforcement Costs until the date Landlord or Tenant (as applicable) reimburses the other for such Enforcement Costs.

15.11. Tenant’s Set Off Rights.

(a) If Tenant obtains a final unappealable money judgment against Landlord for any amounts owed to Tenant or damages suffered by Tenant as a result of any breach of this Lease by Landlord, and such judgment is not satisfied within 60 days of entry thereof, Tenant may set off the amount of such judgment (including, without limitation, pre-judgment interest at the Default Rate included in such judgment and the Enforcement Costs relating to such judgment) first against any Base Rent and Additional Rent then due and then against any Base Rent and Additional Rent becoming due until all such amounts, plus interest at the Default Rate calculated on the outstanding amount of such judgment from the date of such judgment to the date of set off, are satisfied.

(b) If Landlord fails to pay the Construction Allowance or amounts due to Tenant under Sections 15.9 or 15.10, within 30 days after receipt from Tenant of demand therefor (and together with all documentation required pursuant to Article 32), Tenant shall provide Landlord (and any Encumbrance Holder who has given to Tenant notice of such Encumbrance Holder’s Encumbrance and who requires Tenant to give to such Encumbrance Holder notice under such circumstances) written notice of such failure stating that “TENANT WILL SET OFF $[insert amount] AGAINST RENT DUE OR NEXT BECOMING DUE” in bold capital letters in type no smaller than 14 point on the first page of such notice. (“Set Off Notice”). Tenant may send multiple Set Off Notices if Landlord’s failure to pay the Construction Allowance or amounts due to Tenant under the Work Letter continues. If Landlord does not pay such amounts within 20 days after Tenant gives the Set Off Notice, then Tenant may set off (without the necessity of obtaining a judgment) such unpaid amount plus the Enforcement Costs relating thereto against any Base Rent and Additional Rent then due and then against any Base Rent and Additional Rent becoming due until the full amount set forth in the Set Off Notice, plus interest thereon at the Default Rate calculated on the outstanding amount of such unpaid amount from the date such amount became due to the date such amount was set off or paid, is satisfied or paid.

15.12. Injunction. Upon the breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed at law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

16.	MISCELLANEOUS

16.1. Rules and Regulations. Tenant shall comply with the Rules and Regulations attached as Exhibit D. Landlord may reasonably modify or add to the Rules and Regulations upon giving to Tenant notice thereof. If the Rules and Regulations conflict with this Lease, this Lease shall govern, and no such Rules and Regulations (or the enforcement thereof by Landlord) shall discriminate against Tenant.

16.2. Notice. All notices, demands, consents, approvals, advices, waivers or other communications which may or are required to be given by either party to the other under this

Lease (each, a “Notice”) shall be in writing and shall be delivered by (a) personal delivery, (b) the United States mail, certified or registered, postage prepaid, return receipt requested, or (c) a nationally recognized overnight courier (“next business day delivery”), in each case addressed to the party to be notified at the address for such party specified in Section 1.1 (n) or to such other place as the party to be notified may from time to time designate by at least 5 days notice given to the notifying party. Notices from Landlord may be given by Landlord’s managing agent, if any, or by Landlord’s attorney. Each Notice shall be deemed to have been given on the date such Notice is actually received as evidenced by a written receipt therefor, and in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure.

16.3. No Warranties. Except as expressly set forth in this Lease, Landlord and Landlord’s agents have made no warranties, representations, statements, or promises with respect to the Project or the Premises and no rights, easements, or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

16.4. Signage; Building Name.

(a) Exterior Building Signage.

(1) Provided Chicago Mercantile Exchange Inc. or its Permitted Transferee (collectively, “CME”) leases no less than 200,000 RSF in the Building (the “Exterior Building Signage Threshold”), CME shall have the exclusive right to install and maintain exterior signage on the east and west facades of the 20 South Wacker Building (the “Exterior Building Signage”) and, so long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, no other signage (other than Ground Floor Retail Signage and/or the Building addresses) will be allowed on (i) the east or west facades of the 10 South Wacker Building, the 20 South Wacker Building or the 30 South Wacker Building, (ii) the north or south facade of the 10 South Wacker Building or the 30 South Wacker Building, except as provided in Section 16.4(a)(3), or (iii) any roof of the Building, except as provided in Section 16.4(a)(3). The size of the Exterior Building Signage shall be consistent with the size of the signage that exists as of the Execution Date in the granite facade, i.e., Chicago Mercantile Exchange Center. For purposes hereof, “Ground Floor Retail Signage” shall mean signs installed and/or maintained by the tenants of the exterior-facing ground floor retail spaces on the east and west sides of the Building, which signage is located within such spaces or on a Building-standard retail signband located on or immediately above any exterior window of such spaces. The Ground Floor Retail Signage shall be of a size and appearance consistent with the Ground Floor Retail Signage existing as of the Execution Date.

(2) So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, CME shall have the right, in addition to the Exterior Building Signage, to place its logo on the east and west facades of the 20 South Wacker Building, subject to Landlord’s reasonable approval as to size, color, materials, installation and location. So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, no other tenant signage shall be permitted on the east or west facades of the 10 South Wacker Building, the 20 South Wacker Building or the 30 South Wacker Building (other than Ground Floor Retail Signage).

(3) Landlord shall have the right to place one third-party tenant exterior sign on the top of either the north or south facade of either, but not both of, the 10 South Wacker Building or the 30 South Wacker Building (the “Third-Party Exterior Building Signage”), provided that (i) such third-party tenant leases square footage in the Building of not less than the aggregate amount of RSF and USF of the Premises at the time Landlord grants such right to install the Third-Party Exterior Building Signage, (ii) the lettering for such Third-Party Exterior Building Signage shall in no event exceed ten feet in height, and (iii) in the event Third-Party Exterior Building Signage is granted to a third party as aforesaid, and so long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, CME shall have the right (in addition to CME’s other signage rights described in this Section 16.4) to exterior signage of comparable size to the Third-Party Exterior Building Signage on the top of the east or west facade of either, but not both, of the 10 South Wacker Building or the 30 South Wacker Building (the “Additional Exterior Building Signage”). Notwithstanding the foregoing, Landlord shall not grant said Third-Party Exterior Building Signage right to (x) any third-party tenant that is a clearing entity that derives a material portion of its income from the clearing business relating to securities, futures, options, derivatives, or commodities, or (y) a so-called securities, futures, options, derivatives, or commodities exchange (any such entity, a “Prohibited Signage Entity”).

(4) So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, CME shall have the right to illuminate Exterior Building Signage in a manner acceptable to Landlord, in compliance with applicable laws, and consistent with the standards of similar first class office buildings in downtown Chicago. To the extent Landlord illuminates any of Landlord’s signage, or permits the Third-Party Exterior Building Signage to be illuminated, CME shall also have the right to illuminate the Additional Exterior Building Signage in the same manner as those of Landlord’s signage or any such Third-Party Exterior Building Signage, as the case may be.

(5) CME shall have the right to install signage (or relocate the currently existing Visitor’s Center signage) for the Visitor’s Center and the group entrance (collectively, the “Visitor’s Center Signage”) along the exterior of the 20 South Wacker Building as shown on Exhibit Q, but otherwise subject to Landlord’s approval as to size, color, materials and installation, which approval shall be reasonable so long as such Visitor’s Center Signage is consistent with the signage for the Visitor’s Center that exists on the Execution Date.

(6) Any of CME’s signage described in this Section 16.4(a) (including, without limitation, the Exterior Building Signage, the Visitor’s Center Signage, and the Additional Exterior Building Signage) shall be installed, repaired and maintained in good condition and in a first class manner, all by CME at CME’s sole cost and expense.

(b) Exterior Monument Signage.

(1) Landlord shall have the right, at its sole discretion, to remove or replace the exterior monument signage existing as of the Execution Date at the 10 South Wacker

Building and/or the 30 South Wacker Building. Any such replacement exterior monument signage shall be located in any of the locations specified on Exhibit R. If Landlord does not elect to remove such exterior monument signage, then Landlord shall use good faith efforts to enforce its rights under that certain lease between Landlord and JP Morgan Chase Bank, to the extent they exist, to cause said tenant’s exterior monument signage to conform substantially with the provisions of said lease or otherwise, at Landlord discretion, with Landlord’s signage criteria for the Project.

(2) If Landlord exercises Landlord’s right to replace any of the monument signage pursuant to Section 16.4(b)(1), then Landlord shall have the right to provide signage at the 10 South Wacker Building and/or the 30 South Wacker Building on such replacement monument signage to any tenant in the Building, subject to the following:

(A) So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, such tenant on such replacement monument signage is not a Prohibited Signage Entity;

(B) So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, each such replacement monument signage will either (i) incorporate “Chicago Mercantile Exchange Center” as a Building name or (ii) CME’s signage and logo will be displayed in a fashion similar to that of the other tenant signage on such monument; and

(C) So long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, the size, color and materials for each such replacement monument signage shall be subject to the reasonable approval of both Landlord and CME.

(3) Landlord shall have the right to install exterior retail directory monument signage in front of the 10 South Wacker Building and/or the 30 South Wacker Building for the sole purpose of providing retail tenants of the Building with exterior monument signage, which exterior retail monument signage shall in no event display the names of CME or any office tenants of the Building (unless such office tenant also leases retail premises in the Building). Any such retail directory monument signage shall be located within the area shown hatched on Exhibit R. Further, so long as CME leases space equal to or in excess of the Exterior Building Signage Threshold, the size, color and materials for each such exterior retail directory monument signage shall be subject to the reasonable approval of both Landlord and CME.

(c) Interior Building Signage.

(1) CME shall have the right to place signage in elevator bank(s) serving the Premises, subject to Landlord’s reasonable approval as to size, color, materials, installation and location.

(2) So long as the Premises includes the entire Secured Access Space, CME shall have the right to retain Tenant’s “data walls” in the Secured Access Space, and CME shall have the right to update and increase such data walls from time to time, subject to Landlord’s reasonable approval as to size, color, materials, installation and location of such data walls.

(3) CME may install additional interior signage in the Secured Access Space visible from Wacker Drive (collectively, the “Secured Access Space Interior Signage”), subject to Landlord’s reasonable approval as to size, color, materials, installation and location of such signage. Such Secured Access Space Interior Signage, to the extent that it constitutes seasonal, temporary, quarterly, or the like “brand marketing or awareness” signs, may be vinyl appliqués. CME shall, at its sole cost and expense, install, repair and maintain the Secured Access Space Interior Signage in a first class manner. Landlord may remove, at CME’s sole cost and expense, the Secured Access Space Interior Signage upon notice and a reasonable cure period (in no event less than 10 business days) in the event CME fails to properly repair and maintain the Secured Access Space Interior Signage as aforesaid.

(4) So long as CME is leasing the Secured Access Space, CME may install and maintain a sign displaying CME’s name on the retail concourse sign band, subject to Landlord’s reasonable approval as to size, color, materials, installation and location of such signage. CME shall, at its sole cost and expense, install, repair and maintain its sign on such retail concourse sign band in a first class manner.

(d) Building Name. In the event another tenant in the Building leases more square footage (RSF and USF) in aggregate than Tenant, the Building occupied by such tenant may be designated and known in printed materials or advertising (but not identified by any exterior physical signage setting forth such building name) by any name Landlord may choose incorporating such tenant’s name and such designated name may be changed from time to time in Landlord’s discretion, subject to the provisions of this Section 16.4(d). Nothing in this Section 16.4(d) shall be construed to permit such Building name to be placed on any Building signage, except as expressly set forth in this Section 16.4.

16.5. Entire Agreement. This Lease is deemed integrated and contains all of Landlord’s and Tenant’s representations, waivers and obligations. Landlord and Tenant may only modify or amend this Lease in a writing that is fully executed and delivered by both of Landlord and Tenant.

16.6. Successors. Unless provided to the contrary elsewhere in this Lease, this Lease binds and inures to the benefit of Landlord, Tenant, and their respective successors and permitted assignees.

16.7. No Waiver. Landlord’s or Tenant’s waiver of a breach of this Lease shall not be considered a waiver by such party of any other breach. No custom or practice that develops between Landlord and Tenant shall prevent either Landlord or Tenant from requiring strict performance of the terms of this Lease. No Lease provision or act of Landlord or Tenant shall create any relationship between Landlord and Tenant other than that of landlord and tenant.

16.8. Independent Covenants. Except as specifically set forth herein, the covenants of this Lease are independent. A court’s declaration that any covenant of this Lease is invalid, void or illegal shall not impair or invalidate the remaining covenants of this Lease, which shall remain in full force and effect.

16.9. Captions. The use of captions, headings, boldface, italics or underlining is for convenience only, and shall not affect the interpretation of this Lease.

16.10. Authority.

(a) Tenant represents and warrants that the individual signing this Lease on Tenant’s behalf is authorized to bind Tenant to this Lease, and that Tenant is qualified to do business in the State of Illinois. If required by Landlord or Tenant, the other party will, at such other party’s cost, provide the requesting party with a corporate or limited liability company resolution, opinion of internal counsel or other documentation acceptable to the requesting party confirming the authority of each individual signatory to bind the other party to this Lease.

(b) Each of Landlord and Tenant represents and warrants to the other that the warranting party is not named on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or any such similar list maintained by the state or federal government.

(c) Each of Landlord and Tenant represents and warrants to the other that any individual or entity involved in this Lease transaction on behalf of the warranting party, including such party’s Broker (if any), is not named on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury or any such similar list maintained by the state or federal government.

16.11. Applicable Law. The laws of Illinois govern this Lease. In any action brought under this Lease, Tenant and Landlord each submits to the jurisdiction of the courts of the State of Illinois, and to venue in the County of Cook.

16.12. Memorandum of Lease. Neither Landlord nor Tenant shall record this Lease without the other party’s written consent and any such recording by Tenant without such written consent shall be a Default. Landlord and Tenant shall execute a short form memorandum of lease and a release thereof in the form of Exhibit J and Tenant may record such short form memorandum of lease in the Cook County Illinois Register of Deeds office. Landlord may record such release upon the expiration or earlier termination of this Lease.

16.13. Press Releases and Public Statements. Neither Landlord nor Tenant shall, without the other’s consent, issue or release any public notice, statement and/or press release concerning this Lease (including regarding Landlord’s and Tenant’s negotiation and execution of this Lease or the individuals involved in the negotiation and execution of this Lease), except as necessary in order to satisfy any legal requirements, including any SEC requirements.

16.14. Limitation of Landlord’s Liability. The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Project, the Building or the Land, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder (but the foregoing shall not be construed as a waiver or release by Tenant of any liability of Landlord for any failure to observe or perform such covenants and obligations required to be observed or performed prior to the date of such sale, conveyance, assignment or transfer), and the transferee of Landlord’s interest in the Project, the Building or the Land, as the case may be, shall be deemed to have assumed all obligations under this Lease. Landlord shall notify Tenant simultaneously with or promptly following any transfer of Landlord’s interest in the Project, the Building or the Land, as the case may be. The liability of Landlord for Landlord’s obligations under this Lease shall be limited to Landlord’s interest in the Project, and Tenant shall not look to any other property or assets of Landlord or its affiliates in seeking either to enforce Landlord’s obligations under this Lease or to satisfy a judgment for Landlord’s failure to perform such obligations.

16.15. Time. Time is of the essence as to all provisions in this Lease in which time is a factor.

16.16. Quiet Enjoyment. So long as Tenant is not in default of this Lease and except as provided in this Lease, Landlord and its agents shall not interfere with Tenant’s peaceful and quiet enjoyment of the Premises during the Term.

16.17. Right to Enter Premises. Subject to the other provisions of this Lease (including those restricting Landlord’s access to the Secured Areas), Landlord, and Landlord’s employees, agents, and contractors may enter the Premises (a) at any reasonable time without prior notice to perform regularly scheduled duties under this Lease, including without limitation cleaning, adjustment of Mechanical Systems and inspection of electrical closets, (b) at any reasonable time upon giving to Tenant reasonable prior notice (which may be oral to Tenant’s facility personnel) to inspect the Premises, to otherwise perform Landlord’s duties under this Lease, or to exercise Landlord’s rights under Section 8.2, (c) at any reasonable time upon giving to Tenant reasonable prior notice and accompanied by Tenant’s representative (if Tenant shall have made such representative available for such purpose), to enter LAN rooms or telecommunications closets located in the Premises to perform repairs, maintenance or modifications, (d) during Business Hours upon giving to Tenant reasonable prior notice to show the Premises to prospective lenders and purchasers, and (e) during Business Hours upon giving to Tenant reasonable prior notice during the last 24 months of the Term to show the Premises to prospective tenants. In connection with any permitted entry to perform Landlord’s duties or exercise Landlord’s rights under Section 8.2, Landlord may erect and use structures reasonably required by the nature of the work (including scaffolding, pipes and conduits); provided, that the same do not materially interfere with Tenant’s use of the Premises any more than is necessary considering the type and duration of the work, and are maintained in a safe and secure manner, and may open or penetrate the Base Building or any Leasehold Improvements. If any Leasehold Improvements are damaged by Landlord as a result of Landlord exercising its rights under this section, then Landlord shall repair or replace the damaged portion only such that such repaired portion matches the original as nearly as is commercially reasonable. Landlord, Landlord’s agents and utility service providers servicing the Project may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises; provided, that such use does not cause the usable area of the Premises to be reduced and such use does not interfere with Tenant’s use of the Premises in any material respect. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Section 16.17.

16.18. Material Non-monetary Default. For the purposes of this Lease, “Material Non-monetary Default” shall mean a Default by Tenant in Tenant’s performance of the terms and/or conditions of this Lease that causes or results in (a) a dangerous condition in the Premises or the Building, (b) any insurance coverage required to be carried under this Lease by Landlord or Tenant with respect to the Premises or Building being jeopardized (as evidenced by a written notice given to Landlord from Landlord’s or Tenant’s insurance carrier), including failure to provide same, (c) an unreasonable disturbance to another tenant, (d) a material failure by Tenant to comply with Laws with respect to the Premises or use thereof; or (e) a material and adverse affect on the operation of Mechanical Systems.

16.19. Intentionally Omitted.

16.20. Exhibits. The exhibits attached to this Lease are incorporated herein. If any exhibit is inconsistent with the terms of this Lease, the provisions of the exhibit shall govern.

16.21. No Counterclaims or Consolidation. If Landlord commences any summary proceeding against Tenant, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and shall not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

16.22. REIT Provisions. Tenant recognizes and acknowledges that Landlord and/or certain beneficial owners of Landlord may from time-to-time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Code and that avoiding (a) the loss of such status, (b) the receipt of any income derived under any provision of this Lease that does not constitute “rents from real property” (in the case of real estate investment trusts), and (c) the imposition of income, penalty, or similar taxes (each an “Adverse Event”) is of material concern to Landlord and such beneficial owners. If this Lease or any document contemplated hereby could, in the opinion of counsel to Landlord, result in, or cause, an Adverse Event, Tenant agrees to cooperate with Landlord in negotiating an amendment or modification of this Lease, or such document, and shall, at the request of Landlord, execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification pursuant to this Section 16.22 shall be made at Landlord’s expense and shall be structured so that the economic results to Tenant shall be equal to or better than the economic results to Tenant pursuant to this Lease without regard to such amendment or modification. Without limiting any of Landlord’s other rights under this Section 16.22, Landlord may waive the receipt of any amount payable to Landlord hereunder and such waiver shall constitute an amendment or modification of this Lease with respect to such payment. Tenant expressly covenants and agrees not to enter into any sublease or assignment which provides for rental or other payment for such use, occupancy, or utilization based in whole, or in part, on the net income or profits derived by any person from the property leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported sublease or assignment shall be absolutely void and ineffective as a conveyance of any right, or interest, in the possession, use, occupancy, or utilization of any portion of the Premises.

16.23. Bathroom Ventilation. Promptly following the Execution Date, Landlord shall rebalance and otherwise adjust to optimize the ventilation system in the bathrooms in the Building serviced by the low-rise elevators.

17.	OPTION TO EXTEND THE TERM

17.1. Provided that no Default has occurred and is continuing at the time of Tenant’s exercise of this option, Tenant shall have the option to extend the Term of this Lease and the Term of the Storage Space Agreement (the “Extension Option”) for 2 consecutive periods only (“1st Extension Term” and “2nd Extension Term”, respectively, and each, an “Extension Term”) upon all of the following conditions:

(a) The 1st Extension Term shall be for a period of 7 years. The 2nd Extension Term shall be for a period of 10 years.

(b) Tenant shall exercise the Extension Option by giving to Landlord written notice no later than 5:00 p.m. on the date that is 18 months prior to the then scheduled Expiration Date of the Term, but no earlier than 30 months prior to the then scheduled Expiration Date of the Term; and

(c) On or before the date that is 17 months prior to the then scheduled Expiration Date of the Term, or if earlier, 30 days after Landlord’s receipt of Tenant’s notice pursuant to Section 17.1(b) (the “Determination Date”). Landlord shall compute the Market Rent (as defined below) and give to Tenant notice of the resulting amount.

(d) Tenant shall elect, by giving to Landlord written notice within 30 days after the Determination Date, to either accept or reject Landlord’s determination of the Market Rent. If Tenant does not accept Landlord’s determination of Market Rent then Tenant’s notice shall set forth Tenant’s determination of the Market Rent. If Tenant fails to give a notice rejecting Landlord’s determination within such 30 day period, or if Tenant gives such notice but fails to set forth Tenant’s determination of Market Rent, then Tenant shall be deemed to have accepted Landlord’s determination of Market Rent. If Tenant timely rejects Landlord’s determination, Landlord and Tenant shall negotiate the determination of Market Rent in good faith. If Landlord and Tenant fail to agree upon Market Rent within 45 days after the Determination Date, then Tenant shall elect, by giving to Landlord written notice within 60 days after the Determination Date, either (1) to elect to enter baseball arbitration as set forth below, or (2) to revoke Tenant’s election to exercise the Extension Option, in which case Tenant shall have no further rights to extend the Term. Failure by Tenant on or before the 60th day following the Determination Date to elect in writing to enter baseball arbitration shall be deemed to be a revocation of Tenant’s exercise of the Extension Option.

(e) If Tenant timely elects to enter baseball arbitration pursuant to Section 17.1(d) above, then within 30 days after the date upon which Tenant gives to Landlord notice electing arbitration, Landlord and Tenant each shall (1) give written notice to the other setting forth their respective determination of the Market Rent (each a “Determination Notice”) and (2) shall, subject to Section 17.1(g) below, appoint a fit and impartial person as arbitrator who shall be a real estate broker who shall have at least 15 years continuous experience in the business of brokering office leases and is knowledgeable in office rental rates and lease transactions in the Comparable Market (a “Qualified Arbitrator”). Each appointment of a Qualified Arbitrator by either Landlord or Tenant shall be memorialized in writing by the appointing party to the other party under this Lease. If either Landlord or Tenant shall fail to appoint an arbitrator within a period of 10 days after the other gives to such party written notice to make such appointment, then the American Arbitration Association shall appoint a second Qualified Arbitrator. The Qualified Arbitrators so appointed shall appoint a third Qualified Arbitrator within 10 days after the second Qualified Arbitrator is appointed. If such Qualified Arbitrators fail to agree upon a third Qualified Arbitrator, such third Qualified Arbitrator shall be appointed by the American Arbitration Association, or its successor, from its panel of arbitrators.

(f) The Qualified Arbitrators shall proceed with all reasonable dispatch to determine the question submitted; provided, that in determining the Market Rent the Qualified Arbitrators shall select either the Market Rent set forth in Landlord’s Determination Notice or the Market Rent set forth in Tenant’s Determination Notice, and in no event shall the Qualified Arbitrators have the right (1) to average the Market Rent determinations submitted by Landlord or Tenant or (2) to choose another number. The decision of the Qualified Arbitrators shall in any event be rendered within 30 days after the appointment of the third Qualified Arbitrator, or within such other period as the Qualified Arbitrators shall order or to which Landlord and Tenant shall agree, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of Landlord and Tenant. The Qualified Arbitrators shall conduct such hearings as they deem appropriate. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable Illinois law, and the decision of a majority of the Qualified Arbitrators shall be binding, final and conclusive on the parties, and judgment upon such decision may be entered in any court having jurisdiction.

(g) If the determination of the Market Rent set forth in the Landlord’s Determination Notice and the Tenant’s Determination Notice shall differ by less than 5% of Landlord’s proposed determination per RSF (as to Office Space), and per USF as to the Secured Access Space, the Fixed Term Support Space, and the Non-Fixed Term Storage Space (as applicable), in each case per annum for each year during the applicable Extension Term, then the Market Rent shall not be determined by arbitration, but shall instead be equal to the average of the determinations set forth in the Landlord’s Determination Notice and the Tenant’s Determination Notice. Only if the determinations set forth in the Landlord’s Determination Notice and the Tenant’s Determination Notice as set forth in the preceding sentence differ by more than 5% per rentable or useable square foot per annum (as applicable) for any year during the applicable Extension Term shall the determination of the Market Rent be by arbitration as set forth in Section 17.1(f).

(h) If Market Rent is determined by arbitration pursuant to Section 17.1(f), then the party whose determination was not chosen by the Qualified Arbitrators shall bear the costs of the fees of the Qualified Arbitrators, counsel engaged by both parties (but only to the extent of the other party’s reasonable counsel fees), and expert and other witnesses called by either party.

(i) If for any reason the Market Rent shall not have been determined prior to the commencement of the Extension Term, then, until the Market Rent and, accordingly, the

Base Rent, shall have been finally determined, the Base Rent shall be the average of the Market Rents set forth in the Landlord’s Determination Notice and the Tenant’s Determination Notice. Upon the final determination of the Market Rent, an appropriate adjustment to the Base Rent shall be made reflecting such final determination, and Tenant, in the case of an underpayment, shall pay to Landlord within 30 days of such final determination the amount of such underpayment, or Landlord, in the case of an overpayment, shall credit the amount of such overpayment against Base Rent next due.

(j) “Market Rent” for each of the 1st Extension Term and the 2nd Extension Term means the market annual base rental rate for the Premises, net of Additional Rent as to the Office Space, based on tenancies for a term comparable to the time period in question covering office space of comparable size and quality to the Premises in the Building and in comparable buildings in comparable locations in the downtown Chicago, Illinois market (including the Building, the “Comparable Market”), taking into account all pertinent factors including but not limited to size, location, and all applicable market escalations, rental and other concessions, Tenant’s creditwofthiness, arid the involvement of non-involvement of a broker and assuming Landlord and Tenant to be prudent persons willing to lease but being under no compulsion to do so. By the above reference to the absence of a compulsion to enter into a renewal tenancy, Landlord and Tenant do not intend to exclude from consideration as comparables renewal tenancies whether by exercise of an option, negotiation or otherwise. Notwithstanding what is set forth herein, while any determination of the Market Rent may take into consideration customary landlord concessions, the Qualified Arbitrator may not require Landlord to grant any affirmative concessions or payment of funds without Landlord’s consent in its sole discretion, and shall only adjust the Market Rent to reflect such concessions or payments. Market Rent shall be calculated on a gross basis per USF with respect to any applicable Secured Access Space, Fixed Term Support Space, and Non-Fixed Term Storage Space.

(k) If Tenant fails timely to exercise the 1st Extension Option, then both of the 1st Extension Option and the 2nd Extension Option shall be null and void.

(l) Time is of the essence with respect to all time periods set forth in this Article 17.

17.2. This Extension Option applies only to an extension of this Lease and the Storage Space Agreement for the 1st Extension Term and the 2nd Extension Term only. Except for the above modifications, all other provisions and conditions of this Lease and the Storage Space Agreement, except this Extension Option and any Landlord’s Work or Construction Allowance, shall apply in the 1st Extension Term and the 2nd Extension Term. Upon the determination of the Market Rent, Landlord and Tenant shall enter into an amendment to this Lease and the Storage Space Agreement evidencing such term extension and the Market Rent.

18.	CONTRACTION OPTIONS

18.1. Subject to Section 18.7, Tenant shall have the right (a “Contraction Right”) to reduce the size of the Premises and return possession to Landlord of certain portions of the Premises on the terms set forth below in this Section 18.1; provided, that in each instance Tenant gives to Landlord a notice (a “Contraction Notice”) on or before May 31, 2017, which notice shall set forth the space as to which Tenant elects to contract (the “Contraction Space”). Within 30 days after Landlord delivers to Tenant an invoice therefor, Tenant shall pay to Landlord 50% of the Unamortized Contraction Cost with respect to the applicable Contraction Space (failing which such Contraction Notice shall be null and void), and on or before November 30, 2018, Tenant shall pay to Landlord the remaining 50% of the Unamortized Contraction Cost with respect to such Contraction Space (the payments under this sentence are called the “Contraction Payment”). “Unamortized Contraction Cost” shall mean the unamortized value as of the effective date of contraction of all of Landlord’s Work, any Construction Allowance, and any other payments made to Tenant (or for the benefit of Tenant) pursuant to the Work Letter, and the cost of any brokerage commission paid by Landlord ratably allocated to the Contraction Space, in each case amortized on a straight-line basis over the initial Term of this Lease, together with interest at the rate of 7% per annum. Tenant shall, in the Contraction Notice (x) represent that as of the date thereof, Tenant has not assigned, pledged or encumbered this Lease or sublet the Contraction Space for a term extending beyond November 30, 2018, or done or suffered any other action as a result of which this Lease or the Contraction Space might be subject to any lien or encumbrance and (y) covenant that such representation shall also be true, correct and accurate on the Contraction Date.

(a) If Tenant elects Scheme F-1 pursuant to Section 2.5, then effective as of November 30, 2018, Tenant may return possession of the portion of the Premises on floors five and/or six in either or both of the 10 South Wacker Building and the 30 South Wacker Building; provided, that if Tenant elects to contract as to fewer than all of such floors, Tenant must elect to contract in the following order: (1) first, the sixth floor in the 10 South Wacker Building, (2) next, the fifth floor in the 10 South Wacker Building, (3) next, the sixth floor in the 30 South Wacker Building, and (4) last, the fifth floor in the 30 South Wacker Building.

(b) If Tenant elects Scheme F-2 pursuant to Section 2.5, then effective as of November 30, 2018, Tenant may return possession of the entire seventh floor Premises, including the portions thereof in the 10 South Wacker Building, the 20 South Wacker Building, and the 30 South Wacker Building.

18.2. Tenant may exercise a Contraction Right in respect of all or any portion of the Fixed Term Support Space effective as of November 30, 2018, or, with respect to any portion of the Fixed Term Support Space located outside of an interstitial floor, on the last day of any calendar month thereafter, which election shall be made by giving to Landlord a Contraction Notice on or before May 31, 2018 with respect to any portion of the Fixed Term Support Space located on an interstitial floor or no later than 30 days prior to such exercise with respect to any portion of the Fixed Term Support Space located outside of an interstitial floor. Tenant shall not be obligated to pay any Unamortized Contraction Cost in connection with such contraction.

18.3. If Tenant timely exercises a Contraction Right and timely pays the applicable Contraction Payment, then effective as of November 30, 2018 (or such later date, if applicable, as to certain Fixed Term Support Space as provided in Section 18.2), the term of the Lease with respect to the Contraction Space shall end and expire and Tenant’s estate in and possession of the Contraction Space shall terminate and be wholly extinguished with the same force and effect as if such date was initially set forth in this Lease as the expiration date applicable thereto. On or before November 30, 2018 (or such later date, if applicable, as to certain Fixed Term Support

Space as provided in Section 18.2), Tenant shall surrender vacant possession of the Contraction Space to Landlord in the condition required pursuant to this Lease as if such date were the expiration date of this Lease. If Tenant fails to vacate and deliver to Landlord possession of the Contraction Space in such condition on the Contraction Date, then Tenant shall be deemed to be a Holdover in the Contraction Space and Landlord shall have the right to exercise any of its rights and remedies at law and in equity (including, without limitation, and subject to Section 3.3 hereof).

18.4. If Tenant timely exercises a Contraction Right and timely pays the applicable Contraction Payment, then effective from and after December 1, 2018 (or such later date, if applicable, as to certain Fixed Term Support Space as provided in Section 18.2), Tenant shall continue to lease the Premises (other than the Contraction Space) upon all of the terms and provisions of this Lease; provided, that:

(a) the Base Rent shall be reduced by the amount of Base Rent allocable to the Contraction Space on a per RSF basis (in the case of Office Space) or per USF basis (in the case of Fixed Term Support Space), as applicable;

(b) in the case of Office Space, Tenant’s Share shall be reduced proportionately to reflect the surrender of the Contraction Space;

(c) the terms “Premises”, “Office Space” and “Fixed Term Support Space” shall no longer include the Contraction Space; and

(d) Landlord shall have the right to reconfigure one low-rise elevator as follows: (i) in the 10 South Wacker Building, upon Tenant’s exercise of Tenant’s contraction right with respect to both floors five and six of the 10 South Wacker Building, such that (x) one low-rise elevator no longer serves the portion of the Premises in the 10 South Wacker Building exclusively and (y) such elevator serves additional floors also served by low-rise elevators and (ii) in the 30 South Wacker Building, upon Tenant’s exercise of Tenant’s contraction right with respect to both the fifth and sixth floors of the 30 South Wacker Building, such that (x) one low-rise elevator no longer exclusively serves the portion of the Premises in the 30 South Wacker Building and (y) such elevator serves additional floors also served by low-rise elevators.

18.5. Time is of the essence with respect to the giving of Contraction Notices and the payment of the Contraction Payment. Contraction Notices shall be irrevocable.

18.6. Landlord and Tenant, at either party’s request, shall promptly execute and exchange an appropriate agreement or agreements evidencing the exercise of the Contraction Right reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.

18.7. Anything contained in this Article 18 to the contrary notwithstanding, if Tenant shall have exercised one or more First Offer Rights with respect to space aggregating 20,000 RSF or more, then Tenant’s Contraction Rights under Section 18(a) shall be null and void and of no further force or effect, except as to Fixed Term Support Space located outside of an interstitial floor.

19.	SWING SPACE.

19.1. Notwithstanding any provision of this Lease to the contrary (including the change in the definition of Premises taking effect from and after December 1, 2008 as described in Section 1.1(e)), Landlord shall allow Tenant to retain possession beyond November 30, 2008 of the portion of the Initial Premises consisting of floors 7, 8, 9, 10, 18, and 19 in the 30 South Wacker Building and floors 7, 8, 9, and 10 in the 10 South Wacker Building (collectively, the “Swing Space”), on a monthly basis for a period to expire on the dates set forth in Exhibit E (each such date, a “Swing Space Return Date”), but in no event later than January 31, 2010, time being of the essence; provided, that (a) for each day beyond the date set forth in Exhibit E for Substantial Completion of any particular floor of any of the 10 South Wacker Building, the 20 South Wacker Building, or the 30 South Wacker Building that Landlord is delayed in achieving Substantial Completion of Landlord’s Work with respect to such floor, and such delay is not caused by Tenant Delay, the Swing Space Return Date (with respect to an amount of Swing Space equivalent to the delayed floor) shall be extended for one day and (b) in the event Tenant fails to vacate any particular Swing Space floor on or prior to the Swing Space Return Date, Tenant shall be obligated to pay to Landlord Base Rent and Additional Rent under Section 4.2 of this Lease (along with all Swing Space Additional Charges, without duplication of the Additional Rent payable by Tenant as aforesaid) for the Swing Space floor that is not returned in its entirety to Landlord for each day beyond the Swing Space Return Date.

19.2. Commencing on the Execution Date through and including the Swing Space Return Date for any particular Swing Space floor, Tenant shall have the right to retain possession of and use such Swing Space under the same terms and conditions as are in this Lease, except that no Base Rent or Additional Rent under Section 4.2 of this Lease shall be payable with respect to the Swing Space; but Tenant shall pay to Landlord (a) the cost of cleaning the Swing Space, if such cleaning is not being performed by Tenant under Article 22, and (b) Tenant shall pay all other Additional Rent (i.e., exclusive of any amounts due pursuant to Section 4.2). including, without limitation, the costs of electricity payable in respect of the Swing Space (collectively, the “Swing Space Additional Charges”).

19.3. When Tenant vacates the Swing Space, Tenant shall deliver the Swing Space to Landlord in Delivery Condition (as more particularly described in Section 4.1(b)), damage due to casualty or condemnation and normal wear and tear from move out excepted.

20.	PARKING.

20.1. Landlord shall, subject to the provisions of Section 20.4 below, during the Term, cause the operator (the “Operator”) of the Parking Facilities to make 60 parking space privileges (“Privileges”) available to Tenant; provided, that Tenant shall not be obligated to contract for such parking spaces (but if Tenant does not contract for such Privileges on or prior to December 31, 2008, then the provisions of Section 20.4 shall apply).

20.2. If, at any time during the Term, Tenant adds Office Space in the Building to the Premises described in Scheme F-1 or Scheme F-2 (as Tenant may elect pursuant to Section 2.5), Landlord shall, subject to the provisions of Section 20.4, cause the Operator to make one additional Privilege available to Tenant for every 6,000 rentable square feet added to the

Premises (elected as aforesaid). If at any time during the Term, Tenant surrenders a portion of the Office Space (including, without limitation, pursuant to Article 18), then Landlord shall cause the Operator to make one fewer Privilege available to Tenant for every 6,000 rentable square feet that the size of the Premises (elected as aforesaid) is so reduced.

20.3. Tenant shall, subject to Section 20.2:

(a) contract with the Operator for any subsequent Privileges made available by virtue of Tenant adding office space in the Building to the Premises described in Scheme F-1 or Scheme F-2 (as Tenant may elect pursuant to Section 2.5), within 30 days after Tenant’s occupancy of such additional space;

(b) pay the reasonable monthly charge for the Privileges at the rate charged by the Operator from time to time; and

(c) use the Privileges so contracted for on a continuous basis.

20.4. If Tenant fails to pay the aforesaid monthly charge, or to contract within the time stated, or to continuously use the Privileges, Landlord shall no longer be obligated to cause such Privileges which are not paid for, contracted for, or used continuously to be made available to Tenant.

20.5. Landlord shall use commercially reasonable efforts to cause the City of Chicago to install a traffic light on Lower Wacker Drive at the exit from the Parking Facilities.

21.	RIGHT OF FIRST OFFER

21.1. Subject to the provisions of this Article 21, Tenant shall have the ongoing option (the “First Offer Right”) to lease, upon the terms and conditions hereinafter set forth, all or any portion of (a) the 7th through 10th floors of the 10 South Wacker Building, (b) the 7th through 10th floors of the 30 South Wacker Building, and (c) if Tenant elects Scheme F-1 pursuant to Section 2.5, the seventh floor of the 20 South Wacker Building (collectively, the “ROFO Area”) when it becomes Available for leasing during the Offer Period.

21.2. As used herein:

(a) “Available ROFO Area” means any portion of the ROFO Area that is available for leasing.

(b) “Available for leasing” means, as to any space, that such space is vacant and free of any present or future possessory right now or hereafter existing in favor of any third party; provided, that none of the Offer Area shall be deemed Available for leasing unless and until such space is first leased to another tenant after the Execution Date and then again becomes Available for leasing. Notwithstanding the proviso above, Tenant may at any time notify Landlord of Tenant’s desire to lease any Offer Area that has not yet been leased to another tenant after the Execution Date, and, if Landlord shall not then be in active negotiations to lease all or a portion of the applicable Offer Space to another party, such space shall be deemed to be “Available for leasing” and Landlord shall give to Tenant a ROFO Offer Notice with respect to such space, and the provisions of this Article 21 shall apply. Anything to the contrary contained herein notwithstanding, Tenant’s First Offer Right pursuant to this Article 21 is subordinate to Landlord’s right to renew or extend the term of any lease to another tenant to the extent such other tenant has a renewal or extension option in such tenant’s lease (but regardless of whether such extension or renewal is pursuant to the terms of such option or right set forth in such other tenant’s lease).

(c) “Offer Period” means the period commencing on the Scheduled Commencement Date and ending on November 30, 2020 (which date shall be extended to November 30, 2027 if Tenant exercises the Extension Option with respect to the 1st Extension Term, and to November 30, 2037 if Tenant exercises the Extension Option with respect to the 2nd Extension Term).

21.3. Provided (i) this Lease shall not have been terminated, (ii) no Default has occurred and is continuing, (iii) the Office Space consists of 200,000 or more RSF, (iv) Tenant shall Occupy not less than 80% of the Office Space, and (v) Tenant has not theretofore exercised a Contraction Right with respect to any Office Space, if at any time during the Offer Period any ROFO Area either becomes, or Landlord reasonably anticipates that within the next 12 months (but not later than the last day of the Offer Period) any ROFO Area will become, Available for leasing, Landlord shall give to Tenant a written notice (the “ROFO Offer Notice”) setting forth:

(a) the date or estimated date that the Available ROFO Area will be available for delivery to Tenant (the “ROFO Area Availability Date”), which date shall not be less than 60 days after the date of the ROFO Offer Notice;

(b) the Base Rent and Additional Rent for the Available ROFO Area;

(c) the work allowance, free rent, or any other concessions, if any, that Landlord will provide in respect of such Available ROFO Area; and

(d) such other matters as Landlord may deem appropriate for such ROFO Offer Notice (including, in the case of the 7th floor of the 20 South Wacker Building, any difference in the Standard Services provided to such floor from that set forth in Article 6).

21.4. Provided that on the date that Tenant exercises a First Offer Right, (i) this Lease shall not have been terminated, (ii) no Default has occurred and is continuing, (iii) the Office Space consists of 200,000 or more RSF, (iv) Tenant shall occupy not less than 80% of the Office Space, and (v) Tenant has not theretofore exercised a Contraction Right with respect to any Office Space, Tenant, by notice given to Landlord within 15 business days after the giving of the applicable ROFO Offer Notice, may exercise a First Offer Right with respect to all, but not less than all, of the Available ROFO Area described in such ROFO Offer Notice. Tenant shall be deemed to have declined a lease for the Available ROFO Area if Tenant’s acceptance thereof is not delivered within said 15-business day period or if Tenant’s acceptance purports to change any term or condition of the ROFO Offer Notice.

21.5. If Tenant does not timely exercise a First Offer Right, then (a) upon request by Landlord, Tenant shall execute and deliver to Landlord an instrument confirming Tenant’s waiver of the First Offer Right in question, but the failure of Tenant to execute and deliver such instrument shall not affect the effectiveness of such waiver and (b) for the following 180 days Landlord shall have the right to Lease the applicable Available ROFO Area to a third party at not less than 90% on a net effective rent basis of the terms most recently offered to Tenant taking into account any concessions or allowances offered to such tenant. If Landlord shall desire to offer terms to any third party at less than 90% on a net effective rent basis of the terms offered to Tenant, then Landlord must first offer such terms to Tenant pursuant to the process set forth above. If Landlord does not lease the applicable Available ROFO Area to a third party within such 180-day period, then Landlord shall again offer the Available ROFO Area to Tenant as set forth above prior to leasing the Available ROFO Area to a third party.

21.6. If Tenant has timely exercised a First Offer Right for any Available ROFO Area in accordance with the terms hereof, Landlord and Tenant, within 15 business days after request by either party hereto, shall enter into a written amendment to this Lease confirming the terms, conditions and provisions applicable to such Available ROFO Area as determined in accordance herewith.

21.7. If Tenant timely exercises a First Offer Right, then, on the date on which Landlord delivers vacant possession of the Available ROFO Area to Tenant (the “ROFO Area Commencement Date”), the Available ROFO Area shall become part of the Premises, upon all of the terms and conditions set forth in this Lease, except (a) Base Rent shall be increased by the amount set forth in the applicable Offer Right Notice; provided, that Tenant’s obligation to pay Base Rent in respect of any Available ROFO Area shall be abated for the first 90 days after the applicable ROFO Area Commencement Date, (b) Tenant’s Share and Additional Rent shall be increased by the amount set forth in the ROFO Offer Notice, (c) except as expressly set forth in the ROFO Offer Notice, Landlord shall not be required to perform any work, to pay the Construction Allowance or any other amount, or to render any services to make the Building or the Available ROFO Area ready for Tenant’s use or occupancy, and Tenant shall accept the Available ROFO Area in its “as is” condition on the ROFO Area Commencement Date, and (d) as may be otherwise set forth in the ROFO Offer Notice.

21.8. If Landlord is unable to deliver to Tenant possession of any Available ROFO Area for any reason on or before the applicable ROFO Area Availability Date, the ROFO Area Commencement Date shall be the date on which Landlord is able to so deliver possession and Landlord shall have no liability to Tenant therefor and this Lease shall not in any way be impaired; provided, that (a) Landlord shall use reasonable efforts, including institution and prosecution (in Landlord’s sole discretion) of holdover or other appropriate proceedings against any occupant of such Available ROFO Area, to cause such Available ROFO Area to be delivered to Tenant as soon as possible thereafter, and (b) if Landlord fails to deliver to Tenant possession of such Available ROFO Area as required hereunder within 180 days after the applicable ROFO Area Availability Date (the “Outside Offer Date”), then Tenant shall have the right, as Tenant’s sole and exclusive remedy therefor, to cancel Tenant’s exercise of the First Offer Right in question by notice (an “Option Cancellation Notice”) to Landlord given within 30 days after the Outside Offer Date, in which event (unless the ROFO Area Commencement Date has occurred before the giving of the Option Cancellation Notice) the applicable Offer Space shall not be included in this Lease and Landlord shall be free to lease the Offer Space to third parties and Landlord shall have no obligation to re-offer such Offer Space to Tenant unless and until (i) Landlord has not leased or entered into an exclusive commitment to lease, the Offer Space to a third-party tenant within 180 days after the date of the Cancellation Notice or (ii) Landlord first leases such Offer Space to a third-party tenant and thereafter such Offer Space again becomes Available for leasing).

21.9. If Tenant leases the Available ROFO Area pursuant to the First Offer Right, Tenant shall have the right to extend the Term of the Lease for such portion of the Available ROFO Area upon the same terms and conditions in Article 17.

21.10. Anything contained in this Article 21 to the contrary notwithstanding, if at any time Tenant shall not be a CME Tenant, then the First Offer Right under this Article 21 shall be null and void and of no force or effect, and Landlord shall have no obligation to offer to Tenant any Available ROFO Area.

22.	TENANT’S RIGHT TO CLEAN THE PREMISES.

22.1. Upon Tenant giving to Landlord 60 days’ written notice (provided, that as of the Execution Date, Tenant shall be deemed to have given such notice to Landlord), Tenant may elect, at Tenant’s expense, to perform all cleaning/janitorial services to the Premises as set forth in Section 6.1(a)(3); provided, that the following qualifications are met:

(a) Tenant’s cleaning contractor shall be acceptable to Landlord in Landlord’s reasonable discretion;

(b) the cleaning/janitorial services rendered in the Premises shall meet or exceed the specifications listed on Exhibit F and Landlord may inspect the Premises from time to time to insure same;

(c) such cleaning/janitorial services shall include trash removal and recycling;

(d) Tenant’s cleaning contractor shall carry insurance at levels that Landlord requires of Landlord’s cleaning contractor and with carriers reasonably acceptable to Landlord and must provide Landlord with timely evidence of such insurance in a form acceptable to Landlord;

(e) Tenant’s cleaning contractor must follow all rules of the Building applicable to Landlord’s cleaning contractor including without limitation, the use of cleaning materials and supplies, the timing of cleaning/janitorial services, sign-in/sign-out procedures, trash disposal procedures, and recycling procedures;

(f) Landlord shall not be required to provide Tenant’s cleaning contractor with any Building access keys and Tenant shall not provide its cleaning contractor with access keys to any portion of the Building other than the Premises; provided, that (i) Landlord shall not interfere with Tenant’s cleaning contractor’s performance of its duties and access to the Premises and (ii) Landlord shall provide Tenant’s cleaning contractor with reasonable and necessary access to the Common Areas in order for Tenant’s cleaning contractor to efficiently provide cleaning services to the Premises; and

(g) Tenant’s cleaning contractor shall use only available space that is designated by Landlord at such time for cleaning operation storage and staging.

22.2. Tenant’s use of its own cleaning contractor shall not cause any disharmony (including labor disharmony) with Landlord, Landlord’s contractors, and other Building tenants and their contractors at any time. Tenant shall indemnify and hold Landlord harmless from and against any and all Claims arising out of or in connection with the acts or omissions of Tenant’s cleaning contractor or for any labor disharmony resulting from Tenant’s use of its cleaning contractor. Tenant may, upon giving to Landlord 60 days written notice, cease providing its own cleaning/janitorial services and Landlord shall then be required to provide such cleaning/janitorial services set forth in Section 6.1 (a)(3). During such time when Tenant is providing its own janitorial services, the cost of such services shall not be included in Tenant’s Share of Expenses, and Tenant shall not be obligated to pay Landlord for janitorial services as set forth in Section 4.2(b). Tenant’s rights under this Article 22 may be exercised from time to time, subject to the aforesaid notice requirements.

23.	GENERATOR

23.1. Grant. Throughout the Term of this Lease, including any Extension Term, Landlord shall provide Tenant with an area to accommodate the installation of an emergency back-up electrical diesel generator having a capacity of up to 2.5 megawatts as specified by Tenant, including remote radiator intake and exhaust, ATS modifications and fuel tank(s) (collectively, the “Generator”) to service the Premises at the location in the Building shown on Exhibit M (the “Generator Space”). The Generator Space shall be used to house the Generator and associated switch gear and for no other use. The Generator Space shall be for Tenant’s exclusive use except as shown on Exhibit M. Tenant’s occupancy and use of the Generator Space shall be pursuant to all of the terms and conditions of this Lease except that Tenant shall not be required to pay Base Rent or Additional Rent or any other fees for the Generator Space. All costs of operating, repairing and maintaining the Generator shall be paid by Tenant. Tenant’s use of the Generator Space to house the Generator is subject to review and approval of the Generator and its specifications by Landlord and the City of Chicago. Landlord shall have the right to approve all ventilation locations and methods and the location of all fuel sources; provided, that Landlord hereby approves the details set forth on Exhibit M. Landlord shall deliver the Generator Space to Tenant in “as is” condition on the Execution Date, and Tenant shall, at Tenant’s expense, improve the Generator Space to provide for the lawful installation of the generator system and to meet Landlord’s reasonable sound and vibration attenuation requirements and ventilation requirements.

23.2. Insurance. In addition to the insurance required to be carried under Section 9.1(a) on the Generator Space, Tenant shall also carry pollution insurance covering any fuel storage tanks in the amount of not less than $1,000,000.00.

23.3. Environmental Matters; Removal. Landlord and Tenant acknowledge that the Generator shall have a fuel tank as shown on Exhibit M. Tenant agrees that it will comply with all Laws governing, and all reasonable procedures established by Landlord for, the use, abatement, removal, storage, disposal or transport of any gasoline, fuel oil, propane or other fuels used to power the Generator (“Fuels”) and Hazardous Materials and any required or permitted alteration, repair, maintenance, restoration, removal or other work in or about the Premises or Building that involves or affects any Fuels or Hazardous Materials. Tenant shall indemnify and hold Landlord harmless from and against any and all Claims arising out of or in connection with any breach by Tenant of its covenants under this Section 23.3. Tenant’s obligations under this Section 23.3 shall survive the expiration or early termination of this Lease.

23.4. Tanks. Tenant, without Landlord’s Approval, shall not install or cause, suffer or permit the installation of any new aboveground or underground storage tank (the “Tank” or “Tanks”) at the Premises. However, Landlord shall allow Tenant to install a tank (together with associated piping and protective tub) for use with the Generator to the extent permitted by law in the locations shown on Exhibit M. If Tenant installs or suffers or causes or permits the installation of any Tank, the provisions of this Section 23.4 shall apply thereto, and Tenant, at Tenant’s expense, shall comply with all applicable laws as to any Tank’s installation, operation, maintenance, testing, repair, replacement, and, if applicable, removal, and shall comply with any requirement for insurance, whether imposed by laws or reasonably required by Landlord. If such insurance is required, Landlord and any Mortgagee and/or Lessor with an interest in the Project shall be named as additional insureds thereunder. Upon the expiration or earlier termination of this Lease, Tenant shall either remove or surrender to Landlord each Tank in accordance with Tenant’s obligations to either remove or surrender the Generator. Notwithstanding anything in this Lease to the contrary, Tenant shall own the Tanks unless and until any Tank shall be surrendered to Landlord.

24.	STORAGE SPACES.

24.1. During the Term, should any storage space adjacent to the Fixed Term Support Space become available in the P-1 area of the 10 South Wacker Building (the “Storage Space”), Landlord shall first offer such Storage Space to Tenant at the then current Building standard storage lease rates, prior to offering it to any other party. Tenant shall have 15 days to accept such offer, failing which (or upon Tenant’s waiver of its right to lease such Storage Space) Landlord shall be free to lease such space to any third-party; provided that, (a) in the event Landlord fails to lease such Storage Space to a third-party for a period of 180 days after such 15-day period (or Tenant’s waiver, as the case may be) or (b) upon the expiration of a third-party lease for such Storage Space (subject to any extensions or renewals thereof, whether or not expressly provided in said third-party lease), then Landlord shall again be obligated to re-offer such storage space to Tenant in accordance with this Section 24.1.

25.	STAIRWELL USE.

25.1. Provided that such use is permitted by applicable laws and by Landlord’s insurance carriers, Tenant shall have the non-exclusive right to use the fire stairwells connecting any contiguous floors of the Office Space as internal circulation stairs, and (subject to compliance by Tenant with all applicable provisions of this Lease) to install and maintain security devices therein; provided, that (a) Tenant shall comply with any reasonable rules and regulations adopted by Landlord from time to time in respect of such use (it being acknowledged that such rules and regulations may include requirements to install in such stairwells card readers and/or other security devices), (b) Tenant shall comply with all requirements of law and of Landlord’s insurance carriers in respect of such use, (c) Landlord shall not be required to bear any cost or expense in order to enable Tenant to so use the fire stairwells, and (d) if at any time Landlord shall determine that such use by Tenant is resulting in a security risk to the Building that cannot reasonably be remedied, Landlord may suspend Tenant’s rights to so use such fire stairwells.

26.	DEVELOPMENT INCENTIVES.

26.1. Tenant is seeking certain City, State and/or Federal economic and/or tax incentives. Landlord shall reasonable cooperate and assist Tenant in such applications as appropriate, but shall not be required to incur any costs or expenses in connection therewith.

27.	ROOFTOP COMMUNICATIONS EQUIPMENT

27.1. Right to Install Antenna. Tenant shall have the right but not the obligation, during the Term to install, maintain, and operate, at Tenant’s expense, the following satellite dish antennas: six satellite dish antennas not to exceed 36 inches each, or similar rooftop antennas (the “Antennas”), in any case subject to Landlord’s reasonable consent as to the size and power of each such Antenna and the frequency at which each such Antenna will receive and/or broadcast, on the 30 South Wacker Building’s roof (the “Roof” in the location shown on Exhibit O (the “Antenna Site”); provided, that in all events Tenant shall have the right to operate, maintain, and replace all of Tenant’s antenna and related equipment and wiring (on the roofs and elsewhere in the Building) that exist on the Execution Date. Tenant may also use the Building’s risers, conduits, and towers, subject to reasonable space limitations and Landlord’s requirements for use of such areas, for purposes of installing cabling, at Tenant’s expense, from the Antennas to the Premises.

27.2. Right of Use/Ownership of Antennas. Landlord shall have the right to use the remainder of the Roof for any purpose including permitting other tenants or other occupants of the Building to lease space on the Roof; provided, that (a) Tenant continues to have reasonable access to the Antenna Site and the Antennas, and (b) any other equipment installed on the Roof pursuant to leases or other agreements entered into after the Execution Date shall not interfere with the ability of the Antennas to receive radio signals. Tenant further agrees to install, maintain, and operate the Antennas (such operation to include such factors as the frequency at which the Antennas are operated) in a manner which shall not interfere with other antennas or other rooftop telecommunications equipment present on the Roof as of the date hereof, including, without limitation, the installation of filters, at Tenant’s expense, if necessary to prevent such interference.

27.3. Installation, Maintenance, Operation, and Removal of the Antennas. For the purpose of installing, operating, or maintaining the Antennas, Tenant shall have access to the Roof at all times upon reasonable notice to Landlord (which notice may be oral to Landlord’s Building management office), and Landlord shall have the right to require, as a condition to such access, that Tenant (or Tenant’s employee, contractor, or other representative) at all times be accompanied by a representative of Landlord who Landlord shall make available upon reasonable notice. The installation of the Antennas shall be completed in a good and workmanlike manner and in accordance with all applicable laws. Tenant shall install the Antennas using non-penetrating roof mounts. If Landlord’s structural engineer recommends that there be structural reinforcement of the Roof in connection with the installation of the Antennas, Tenant shall, prior to such installation, perform such structural reinforcement, at Tenant’s expense, in accordance with plans and specifications approved by Landlord and otherwise in accordance with the provisions of Article 8. The Antennas shall be connected to Tenant’s meters measuring Tenant’s use of electric current in the Premises, and Tenant shall pay all electric costs in connection with the Antennas in accordance with Section 6.2. Tenant shall also maintain or cause to be maintained insurance on the Antennas and the Antenna Site pursuant to Section 9.1, and Tenant shall pay any additional or increased insurance premiums incurred by Landlord as a result of the Antennas. Tenant shall comply with all floor load limitations. Tenant shall promptly repair any damage (whether structural or non-structural) caused to the Roof, or any other portion of the Building, or the Building’s fixtures, equipment, or appurtenances by reason of the installation, maintenance, or operation of the Antenna (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the reasonable costs thereof within 10 days after Landlord gives to Tenant a bill therefor). If the installation, maintenance, or operation of the Antennas shall revoke, negate, or in any manner impair or limit any Roof warranty or guaranty, then Tenant shall reimburse Landlord for any loss or damage sustained, or costs or expenses incurred, by Landlord as a result thereof. Landlord reserves the right to relocate the Antennas from time to time during the term of this Lease to any other location on the Roof; provided, that such relocation does not impair Tenant’s ability to use the Antennas, the area of the Antenna Site, as reconfigured, is not reduced and Tenant bears no costs in connection therewith (unless the relocation is required (a) in Landlord’s good faith judgment, to preserve the safety or proper functioning of the Building, (b) to comply with the application of any laws, or (c) due to Tenant’s request). Tenant shall pay any amounts due to Landlord in connection with the relocation of the Antennas within 10 business days after Landlord gives to Tenant a bill therefor. Upon the expiration or earlier termination of this Lease Tenant shall, at Tenant’s expense, remove the Antennas, all mounting equipment, and all cabling and wires located on the Roof serving the Antennas, and restore any damage to the Antenna Site caused by the installation or removal of the Antennas (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the reasonable costs thereof within 10 days after Landlord gives to Tenant a bill therefor). Landlord shall have no liability to repair or maintain the Antennas, nor shall Landlord be liable for any damage to the Antennas, except to the extent such damage is caused by the negligence or willful misconduct of Landlord or Landlord’s breach of this Article 27.

27.4. Compliance with Laws. Tenant shall comply with all applicable laws governing the installation and operation of the Antennas. Tenant shall be responsible for obtaining, if required, any building permits and any licenses or permits required by the Federal Communication Commission, the Federal Aviation Administration, or any other governmental agency having jurisdiction over the Building. If required by any such governmental agencies, or by Landlord, Tenant shall paint the dish portion of the Antennas. Landlord agrees, at Tenant’s expense, to reasonably assist and cooperate with Tenant to obtain any appropriate licenses or permits for the Antennas. Tenant hereby acknowledges that Landlord is making no representations as to the permissibility of any Antenna on the Roof by any governmental authority having jurisdiction over the Building.

27.5. License. The privileges granted to Tenant under this Article 27 merely constitute a license and shall not be deemed to grant Tenant any leasehold interest in the Building or any portion thereof. All rights granted to Tenant pursuant to this Article 27 shall automatically terminate upon the expiration or earlier termination of this Lease. Any failure by Tenant to comply with the terms of this Article 27 shall be considered a default under this Lease pursuant to Article 15 and shall be subject to the terms and condition therein. The rights granted under this Article 27 are given in connection with, and as part of the rights created hereunder, this Lease, and are not separately transferable or assignable other than in connection with an assignment of this Lease or a subletting of the Premises as permitted by this Lease. Tenant shall not resell, in any form, the use of the Antennas, including, without limitation, the granting of any licensing or other rights; provided, that Tenant may allow Tenant’s service providers (such as market quotation services and news services) to benefit from Tenant’s rights under this Article 27, but in no event shall any such benefit be on a retail basis or not ancillary to the conduct of Tenant’s business in the Premises.

28.	COUNTERPARTS

28.1. This Lease may be executed by Landlord and Tenant in separate and multiple counterparts, each of which shall constitute an original and, taken together, shall constitute a single and the same agreement and instrument.

29.	INFORMATION KIOSK.

29.1. It is understood that Tenant may be desirous of installing an information kiosk (the “Kiosk”) of approximately (but no more than) 40 square feet on the Plaza Level of the Building. Landlord hereby agrees to use all reasonable efforts, without incurring any costs therefore, to aid Tenant in its installation of the Kiosk. If achieved, the Kiosk space shall be added to the Premises; provided, that Tenant agrees to accept the provided space in its “as is” condition occurring on the date it is tendered to Tenant, it being understood that the Kiosk will not or may not be enclosed with demising walls. The plans, specifications (including, without limitation, appearance, color and materials), method of installation and location of the Kiosk are subject to reasonable approval by Landlord and any governmental agency having jurisdiction, and all costs and expenses, including, without limitation, any costs of construction materials and labor, design and investigations shall be the sole responsibility of Tenant. There shall be no Base Rent or Additional Rent charges for the Kiosk. Tenant’s rights under this Article 29 are personal to CME.

30.	INTENTIONALLY OMITTED.

31.	EXISTING LEASES.

31.1. Landlord owns the 10 South Wacker Building and the 30 South Wacker Building, and by assignment and/or operation of law, is the successor in interest of landlord under that certain lease dated as of March 31, 1988, which lease was amended by instruments dated as of November 1, 1999, January 2, 2002, May 3, 2002, August 22, 2002, October 1, 2002, May 1, 2003, April 20, 2004, October 29, 2004 and May 25, 2007, and which lease, as so amended, is referred to as the “Existing Lease”. Tenant is by assignment and/or operation of law the successor in interest of tenant under the Existing Lease. Landlord also owns the 20 South Wacker Building, and by assignment and/or operation of law is the successor in interest of landlord under that certain lease dated as of November 11, 1983, which lease was amended by instruments dated as of December 6, 1989 and October 7, 2004, and which lease, as so amended, is referred to as the “Existing 20 South Lease”. Tenant is by assignment and/or operation of law the successor in interest of tenant under the Existing 20 South Lease. Tenant hereby represents to Landlord that the Current Leases described in this Section 31 are accurate, true and correct and are the only agreements (with no other amendments or modifications) (other than that certain Amended and Restated Support Space Supplement dated as of October 1, 2002, between Landlord’s predecessor-in-interest and Tenant, and the agreements referenced therein (collectively, the “Amended Support Space Supplement”)) to which Tenant is a party and which are in effect prior to the Execution Date pertaining to the Initial Premises; failing which, Tenant hereby agrees, together with the Chicago Mercantile Exchange Trust, joint and severally, to indemnify and hold Landlord harmless from and against any and all Claims that arise in connection with a breach of the foregoing representation.

31.2. Landlord and Tenant hereby amend the Existing Lease and the Existing 20 South Lease (collectively, the “Current Leases”) to provide that, notwithstanding any provisions thereof to the contrary, (a) upon the acquisition of the Building by Landlord (at which time this Lease shall become effective and be of full force and effect and shall govern with respect to the Premises), the term of each of the Current Leases shall expire (without further right of extension), (b) except for liabilities and obligations of Landlord and Tenant thereunder arising or accruing prior to the expiration of the Current Leases which by their express terms survive the expiration of the term thereof, Landlord and Tenant shall have no further liabilities or obligations thereunder (other than the rights and obligations of parties under the Current Leases with respect to the reconciliation of Additional Rent arising or accruing prior to the expiration of the Current Leases), and (c) Tenant shall have no obligation to remove anything of any sort from the Initial Premises upon their expiration, whether constituting an alteration or leasehold improvement or otherwise, except in Delivery Condition as more particularly described in Section 4.1(b). Notwithstanding that the term of each of the Current Leases has expired upon the acquisition of the Building by Landlord (at which time this Lease shall become effective and be of full force and effect), wherever reference in this Lease is made to the provisions of the Current Leases in connection with the calculation of Base Rent, Tenant’s Share, RSF or USF or the description of the Initial Premises, such provisions of the Current Leases are hereby incorporated into this Lease by such references.

32.	CONSTRUCTION ALLOWANCE

32.1. The entire amount of the Initial Construction Allowance shall be available upon Tenant’s written request from time to time to pay the cost of Tenant’s Work and the other permissible uses immediately upon commencement of Tenant’s Work and without regard to any phasing of Tenant’s Work or Tenant’s occupancy of the Premises. The Second Construction Allowance shall be available upon Tenant’s written request from time to time for work Tenant performs from and after December 1, 2018 and the other permissible uses immediately upon commencement of such work and without regard to the phasing thereof or Tenant’s occupancy of the Premises, and Landlord and Tenant agree that such work (the “Later Tenant Work”) shall be treated in the same manner as Tenant’s Work hereunder. Any portion of the Initial Construction Allowance or the Second Construction Allowance not expended for such purposes shall be, upon Tenant’s written request given to Landlord, applied against Base Rent and Additional Rent due under this Lease (without requirement, except as set forth in Section 32.3, that any Tenant Work or Later Tenant Work be completed).

32.2. Subject to Tenant’s obligations under Section 8.3, Tenant may direct that Landlord make payments of the Construction Allowance to any vendor, contractor, or subcontractor. Landlord shall make such payments not later than 30 days after receipt by Landlord from Tenant of copies of invoices from such vendor, contractor, or subcontractor (and, where applicable, its subcontractors and suppliers), together with direction from Tenant and a certificate from Tenant (or other evidence satisfactory to Landlord) indicating that the work to which such invoices relate has been substantially completed and/or the materials to which such invoices relate have been installed in, or delivered to, the Premises. Landlord shall make such payments in the amount then due to such vendor, contractor, or subcontractor inclusive of any retainage provided for in the applicable contract. With respect to lienable items, as a condition precedent to disbursement of any such progress payment subsequent to the first such progress payment, Tenant shall deliver to Landlord original lien waivers from the applicable vendor, contractor, or subcontractor, and any applicable subcontractor or supplier thereof, indicating that the claims for mechanics’ or materialmen’s liens with respect to the labor and materials reflected in the draw request for the immediately preceding progress payment have been waived. A further condition precedent to disbursement of the last such progress payment to a vendor, contractor, or subcontractor shall be that Landlord has received from Tenant (either prior to, or simultaneously with, the issuance of such final payment) final and unconditional original lien waivers from such vendor, contractor, or subcontractor and all subcontractors, suppliers, materialmen and other parties who performed labor at, or supplied materials to, the Premises in connection with Tenant’s Work. Progress payment shall not be made at any time that a Default by Tenant exists under this Lease.

32.3. Promptly after completion of Tenant’s Work (but in all events within six months following the Substantial Completion of all of Landlord’s Work (as such 6-month period shall be extended by Force Majeure and Tenant Delay), Tenant shall provide Landlord with copies of invoices and other documentation reasonably requested by Landlord to evidence Tenant’s expenditure for the hard costs of Tenant’s Work in an aggregate amount not less than $40.00 per RSF of Office Space. The provisions of this Section 32.3 shall not apply to the Later Tenant Work or the Second Construction Allowance.

32.4. The right to receive reimbursement for the cost of Tenant’s Work as set forth in this Article 32 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney, or any other person, firm, or entity. Without in any way limiting the provisions of the other indemnities contained in this Lease, Tenant shall indemnify and hold harmless Landlord from and against any and all liability, damages, claims, costs, or expenses arising out of or relating to Landlord’s payment of any installment of the Initial Construction Allowance or the Second Construction Allowance directly to Tenant’s general contractor or construction manager (as and to the extent such payment to Tenant’s general contractor or construction manager was directed by Tenant), together with all costs, expenses, and liabilities incurred in, or in connection with, each such claim, action, or proceeding brought thereon, including, without limitation, all reasonable attorneys’ fees and expenses.

32.5. Notwithstanding anything to the contrary contained in this Article 32, $300,000.00 of the Initial Construction Allowance shall be made available for the cost of the Bathroom Work only.

32.6. “Tenant’s Work” shall include Tenant’s renovation of the bathrooms on the third, fifth, and seventh floors originally built to serve the two open outcry trading floors in the 20 South Wacker Building (the “Bathroom Work”). The Bathroom Work shall be to a standard not less than the standard required by Landlord, but not less than the standard of the renovated base building bathrooms located in the 10 South Wacker Building.

33.	LANDLORD’S WORK

33.1. Landlord, at Landlord’s expense and as Landlord’s Work, will complete in a good and workmanlike manner and according to all applicable laws all of the work that is described on Exhibit E, as applicable depending upon which Scheme Tenant elects under Section 2.5. Subject to delay due to Tenant Delay and/or Force Majeure, Landlord shall cause Landlord’s Work to be Substantially Completed on or before the scheduled dates therefor set forth in Exhibit E. Landlord shall pay for all costs associated with Landlord’s Work, except as set forth in this Lease (for example, costs arising from Tenant Delay). Landlord shall be permitted to perform Landlord’s Work during Tenant’s occupancy and use of the Premises; provided, that both Landlord and Tenant hereby agree to reasonably cooperate with each other in the coordination of such Landlord’s Work (so as not to cause a Tenant Delay or otherwise) and Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in the Premises in connection with Landlord’s Work (subject to Tenant’s obligation to pay the incremental cost arising from such efforts); and provided further that, subject to the terms and conditions of Section 19, Tenant shall not be obligated to surrender the Swing Space to Landlord prior to the Swing Space Return Dates set forth therefor on Exhibit E. If Tenant requests that Landlord perform Landlord’s Work after-hours despite Landlord’s commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in the Premises, then Landlord shall do so Tenant shall pay the incremental cost arising therefrom. Any delay of Landlord’s Work arising from Landlord using efforts to minimize interference with the conduct of Tenant’s business in the Premises or from Landlord performing Landlord’s Work after-hours shall be deemed to be Tenant Delay.

33.2. Upon Substantial Completion of each major portion of Landlord’s Work (a “major portion” being a portion that is listed as having a separate completion deadline on Exhibit E), Landlord’s representative and Tenant’s representative shall inspect the applicable portion of the Premises and prepare and sign a punch list identifying all items of Landlord’s Work which require correction or completion. Landlord shall, within 10 days after execution of such punch list, commence correction or completion of any items identified on such punch list and shall diligently and continuously prosecute such work to completion (subject to Force Majeure and Tenant Delay). Landlord shall not be responsible for any items or damage caused by Tenant, its agents, independent contractors, or suppliers. Except for any items identified on such punch list, and except for any latent defect in Landlord’s Work of which Tenant notifies Landlord within one year after the later of the Scheduled Commencement Date or the completion of such item of Landlord’s Work, Tenant’s continued possession of the affected portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition at the time of Landlord’s delivery of the same to Tenant. Tenant’s failure to advise Landlord in writing within said one-year period of any latent defects shall result in a waiver by Tenant of any claims regarding said defects.

33.3. Without limiting the foregoing provisions of this Article 33, or the provisions of Exhibit E, Landlord and Tenant shall mutually agree upon the design and materials for the exterior curtain wall (herein also sometimes referred to as “the facade”) of the 20 South Wacker Building. If 30 days after Landlord proposes such design and materials to Tenant for Tenant’s approval, Landlord and Tenant have not agreed thereon, then Landlord and Tenant agree to submit the dispute to Gerry Johnson (the original architect of the Building), and Mr. Johnson’s resolution of the dispute shall be final and binding upon both of Landlord and Tenant. If Mr. Johnson is not available or refuses to perform such arbitration, then Fujikawa Johnson & Associates (or such other architect arbiter reasonably acceptable to both Landlord and Tenant, who has at least ten (10) years’ experience in first-class office space in Chicago) to perform such service (or if Landlord and Tenant cannot so agree, then each of Landlord and Tenant shall appoint such an architect and such two appointed architects shall mutually appoint a third architect (having such experience) who shall, individually, resolve the dispute). Each party shall pay 50% of Mr. Johnson’s (or such other architect’s or architects’) fees and expenses for such services. Landlord and Tenant agree to be reasonable and cooperate with each other in this process.

33.4. As and when Tenant turns over a floor (or a portion thereof, if Landlord agrees to accept such partial floor) of the Premises so that Landlord may commence its Landlord’s Work hereunder, Tenant shall have no further liability or responsibility with respect to the space turned over to Landlord (other than (a) the payment of Base Rent and Additional Rent under Section 4.2 hereunder with respect to such space, as applicable, (b) Tenant’s obligation to deliver such space in Delivery Condition, as applicable, (c) Tenant’s obligation to continue to insure the space in question, but only if Landlord delivers such space back to Tenant as contemplated under this Lease, and (d) any other liabilities which have accrued through the date of such turn over to Landlord) unless and until Landlord delivers such space back to Tenant as and to the extent contemplated under this Lease (damages caused by Tenant, its employees, agents or contractors, excepted). Without limiting the generality of the foregoing, Tenant shall have no maintenance or repair or replacement obligations with respect to such space; provided, Tenant shall remain liable under (and subject to) the terms of this Lease as to damages thereto caused by Tenant, its employees, agents or contractors, as well as with respect to any obligations which expressly survive hereunder.

33.5. Landlord shall cause the contractors (and to the extent practicable, the subcontractors) performing Landlord’s Work (i) to include Tenant as an additional insured (on a primary and non-contributing basis) on such contractor’s and subcontractor’s general and auto liability policies, which policies shall include an endorsement waiving the insurer’s rights of subrogation against Tenant, (ii) to provided Landlord with evidence of workers’ compensation insurance in at least the amounts required by applicable law, which policy shall include an endorsement waiving the insurer’s rights of subrogation against Tenant, and (iii) to carry builder’s risk insurance on an all risk basis and on a completed value form covering the interests of Landlord and Tenant in all Landlord’s Work being performed by such contractor (or subcontractor, if applicable), as well as materials and equipment on-hand and in transit. Upon request from Tenant, Landlord will provide Tenant with copies of such certificates of insurance as Landlord has received (or Landlord has the right to request of such contractors (or subcontractor, if applicable)) evidencing the foregoing insurance coverages.

34.	RENT CREDIT

34.1. Notwithstanding any provision of this Lease to the contrary, Tenant shall be entitled to an abatement of all Base Rent and Additional Rent due under Section 4 (net of any other abatements, credits or offsets against any such Base Rent and Additional Rent to which Tenant shall be entitled under any other provision of this Lease) commencing on September 1, 2007 until such time the aggregate amount of such abatement equals $4,600,000.00; provided that if Tenant elects Scheme F-2 pursuant to Section 2.5, then Tenant shall be entitled to an additional abatement of all Base Rent and Additional Rent due under Section 4 (net of any other abatements, credits or offsets against any such Base Rent and Additional Rent to which Tenant shall be entitled under any other provision of this Lease) in the aggregate amount of $1,333,048.00, commencing with the first Rent due and payable under this Lease following Tenant’s election of Scheme F-2.

[Balance of page intentionally blank.]

HAVING READ AND INTENDING TO BE BOUND BY THE TERMS AND PROVISIONS THEREOF, LANDLORD AND TENANT HAVE EXECUTED THIS LEASE AS OF THE EXECUTION DATE.

TENANT		LANDLORD

Chicago Mercantile Exchange Inc.		10 – 30 South Wacker, L.P.

By: 10 – 30 South Wacker GP, L.L.C., its general partner

By:	/s/ Craig S. Donohue	By:	/s/ Paul A. Galiano
Name:	Craig S. Donohue	Name:	Paul A. Galiano
Its:	Chief Executive Officer	Its:	Senior Managing Director

Signature Page to Office Lease

EXHIBIT A-1

LEGAL DESCRIPTION – 10 SOUTH WACKER BUILDING

BEING THE LAND, PROPERTY AND SPACE IN THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE NORTH LINE OF SAID BLOCK 80 AT THE POINT OF INTERSECTION OF SAID NORTH LINE WITH THE WEST LINE OF SOUTH WACKER DRIVE, SAID WEST LINE OF SOUTH WACKER DRIVE BEING ALSO THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS ESTABLISHED BY ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER, 1946, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 219.354 FEET TO A POINT WHICH IS 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE OF SOUTH WACKER DRIVE WITH THE SOUTH LINE OF SAID BLOCK 80; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE (SAID PERPENDICULAR LINE BEING 20.08 FEET SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTER LINE) A DISTANCE OF 30.75 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH SAID COLUMN CENTER LINE; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND

MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 189.98 FEET TO AN INTERSECTION WITH A LINE 30.00 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH THE NORTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 37.30 FEET TO AN INTERSECTION WITH A LINE DRAWN PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80 FROM A POINT THEREON DISTANT 36.00 FEET EAST FROM THE POINT OF INTERSECTION OF A WESTWARD EXTENSION OF SAID NORTH LINE WITH SAID DOCK LINE; THENCE NORTH ALONG SAID PERPENDICULAR LINE A DISTANCE OF 30.00 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF BLOCK 80; AND THENCE EAST ALONG SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 168.58 FEET TO THE POINT OF BEGINNING;

EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 21.50 FEET AND 49.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE COLUMN CENTER LINE MARKING THE SOUTH LINE OF TOWER SITE NO. 2 AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 30.75 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE, AND RUNNING THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE NORTH, PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 90.00 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF FOUR INCHES (0.333 FEET); THENCE AROUND A BUILDING COLUMN AS FOLLOWS;

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS;

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF FOUR INCHES (0.333 FEET) TO A POINT 30.75 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG A STRAIGHT LINE A DISTANCE OF 90.00 FEET TO THE POINT OF BEGINNING. ALSO EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 49.50 FEET AND 72.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 219.354 FEET SOUTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTH LINE OF SAID BLOCK 80; AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET;

THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE SOUTH LINE OF SAID TOWER SITE NO. 2; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 110.194 FEET TO A POINT WHICH IS 90.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID COLUMN CENTERLINE AND 209.577 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 23.494 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS;

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS;

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND. NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 31.083 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 110.08 FEET TO THE POINT OF BEGINNING, AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 72.50 FEET AND 107.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 219.354 FEET SOUTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE AT SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE SOUTH LINE OF SAID TOWER SITE NO. 2; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY OF COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LANE A DISTANCE OF 107.692 FEET TO A POINT WHICH IS 87.50 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID COLUMN CENTER LINE AND

209.691 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 209.691 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 107.58 FEET TO THE POINT OF BEGINNING, AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 107.00 FEET AND 118.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 219.354 FEET SOUTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE SOUTH LINE OF SAID TOWER SITE NO. 2; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 95.179 FEET TO A POINT WHICH IS 75.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID COLUMN CENTER LINE AND 210.26 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 210.26 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 95.08 FEET TO THE POINT OF BEGINNING, AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 118.50 FEET AND 141.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 219.354 FEET SOUTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE SOUTH LINE OF SAID TOWER SITE NO. 2; THENCE WEST ALONG SAID COLUMN CENTERLINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONE SAID DOCK LINE A DISTANCE OF 93.677 FEET TO A POINT WHICH IS 73.50 FEET MEASURED PERPENDICULARLY, NORTH FROM SAID COLUMN CENTER LINE AND 210.328 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 210.328 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 93.58 FEET TO THE POINT OF BEGINNING, AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 2 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 141.50 FEET AND 153.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 2 WHICH IS 219.354 FEET SOUTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTERLINE MARKING THE SOUTH LINE OF SAID TOWER SITE NO. 2; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 76.993 FEET TO A POINT WHICH IS 56.833 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID COLUMN CENTER LINE AND 211.088 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 211.088 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 76.913 FEET TO THE POINT OF BEGINNING:

PARCEL 2:

A PERPETUAL EASEMENT APPURTENANT FOR THE BENEFIT OF PARCEL 1 TO ENTER UPON AND USE AT STREET OR PLAZA LEVEL, TO CONSTRUCT AND MAINTAIN THEREON AND TO USE WALKWAYS AND OR LANDSCAPED AREAS, AND TO CONSTRUCT AND MAINTAIN SUCH SUBSURFACE AND OTHER SUPPORTS AS MAY BE NECESSARY TO SUPPORT SUCH STREET OR PLAZA LEVEL AREAS, AND FOR OTHER PURPOSES, ALL AS CREATED IN DEED DATED APRIL 18, 1980 FROM THE CITY OF CHICAGO, GRANTOR, TO JEAN L. HOMEYER, AND HER SUCCESSORS AND ASSIGNS, GRANTEE, AND RECORDED ON MAY 7, 1980 AS DOCUMENT NUMBER 25449175, OVER THE FOLLOWING DESCRIBED LAND (AND IDENTIFIED AS EXHIBITS “A” AND “B” IN SAID DOCUMENT NUMBER 25449175);

EXHIBIT “A”

THAT PART OF BLOCK 80 AND THAT PART OF THE LAND, IF ANY, LYING WEST OF AND ADJOINING SAID BLOCK 80, IN SCHOOL SECTION ADDITION TO CHICAGO, IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF A WESTWARD EXTENSION OF THE NORTH LINE OF SAID BLOCK 80 WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946, AND RUNNING THENCE EAST ALONG SAID WESTWARD EXTENSION AND ALONG SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 10.33 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 15.85 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 14.75 FEET; THENCE NORTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 3.00 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 0.49 OF A FOOT; THENCE NORTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF 12.85 FEET TO AN INTERSECTION WITH THE NORTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 11.41 FEET TO A POINT 36.00 FEET EAST FROM SAID POINT OF INTERSECTION OF THE WESTWARD EXTENSION OF THE NORTH LINE OF BLOCK 80 WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 30.00 FEET; THENCE WEST, PARALLEL WITH THE NORTH LINE, AND WESTWARD EXTENSION THEREOF, OF BLOCK 80, A DISTANCE OF 37.30 FEET TO AN INTERSECTION WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH

BRANCH OF THE CHICAGO RIVER; AND THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 30.03 FEET, TO THE POINT OF BEGINNING;

EXHIBIT “B”:

THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO, IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTH LINE OF SAID BLOCK 80 AT A POINT 9.87 FEET EAST FROM THE POINT OF INTERSECTION OF SAID SOUTH LINE WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946, AND RUNNING THENCE EAST ALONG SAID SOUTH LINE OF BLOCK 80 A DISTANCE OF 10.13 FEET; THENCE NORTH ALONG A LINE PERPENDICULAR TO SAID SOUTH LINE OF BLOCK 80, A DISTANCE OF 20.00 FEET; THENCE WEST, PARALLEL WITH SAID SOUTH LINE OF BLOCK 80, A DISTANCE OF 19.12 FEET TO AN INTERSECTION WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 2.72 FEET TO AN INTERSECTION WITH A LINE 17.28 FEET, MEASURED PERPENDICULARLY, NORTH FROM AND PARALLEL WITH SAID SOUTH LINE OF BLOCK 80; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 9.11 FEET TO AN INTERSECTION WITH A LINE PASSING THROUGH SAID POINT OF BEGINNING AND PERPENDICULAR TO SAID SOUTH LINE OF BLOCK 80; AND THENCE SOUTH ALONG SAID PERPENDICULAR LINE A DISTANCE OF 17.28 FEET TO THE POINT OF BEGINNING;

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 OF SUPPORT FROM CAISSONS, COLUMNS AND OTHER SUPPORTS AND FOR USE OF PARKING GARAGE; AN EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 TO INSTALL, OWN, USE, MAINTAIN, REPAIR AND REPLACE EQUIPMENT LISTED ON EXHIBIT “G” TO THE INSTRUMENT HEREINAFTER REFERRED TO, TOGETHER WITH RIGHT OF ACCESS THERETO; A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL I OF SUPPORT AND ENCLOSURE FROM WALLS, HORIZONTAL SLABS, CEILINGS AND FLOORS; EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCEL I FOR ENCROACHMENTS; AND NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCEL 1 TO GO UPON CERTAIN PROPERTY DESCRIBED IN THE INSTRUMENT HEREINAFTER REFERRED TO FOR CONSTRUCTION, REPAIR AND REPLACEMENT OF CERTAIN FACILITIES AS SET FORTH IN AND CREATED BY AN INSTRUMENT ENTITLED “THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED JULY 22, 1981, ENTERED INTO AMONG AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 48268 (HEREINAFTER CALLED TRUST NUMBER 48268), AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 51234 (HEREINAFTER CALLED TRUST NUMBER 51234) AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 51235 (HEREINAFTER CALLED TRUST NUMBER 51235) AND RECORDED IN THE OFFICE OF THE RECORDER OF DEEDS FOR COOK COUNTY, ILLINOIS, AS DOCUMENT NUMBER 25945760 AS SAID AGREEMENT HAS BEEN AMENDED BY (I) AN AGREEMENT ENTITLED “AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED FEBRUARY 17, 1982 ENTERED INTO AMONG TRUST NUMBER 48268, TRUST NUMBER 51234 AND TRUST NUMBER 51235 AND RECORDED IN THE AFORESAID RECORDER’S OFFICE AS DOCUMENT NUMBER 26442825, AND (II) AN AGREEMENT ENTITLED “SECOND AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED DECEMBER 14, 1983 ENTERED INTO AMONG TRUST NUMBER 48268, TRUST NUMBER 51234 AND TRUST NUMBER 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 26896093 AND (III) AN AGREEMENT ENTITLED “THIRD AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF JUNE 4, 1986 ENTERED INTO AMONG TRUST NO. 48268, TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER

86241080, AND (IV) AN AGREEMENT ENTITLED “FOURTH AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF NOVEMBER 1, 1988 ENTERED, INTO AMONG TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 88525185, BY FIFTH AMENDMENT RECORDED AS DOCUMENT 0021366789 RELATING TO IMPROVEMENTS, EASEMENTS, USE, LOCATION OF BUILDINGS, ZONING, OVERLOADING, INSURANCE, LIEN CLAIMS, PARKING, LOADING DOCK, INGRESS AND EGRESS, NOTICES, EASEMENTS FOR CONSTRUCTION, REPAIR AND MAINTENANCE, EASEMENTS FOR ENCROACHMENTS AND EQUIPMENT, (SAID AGREEMENT, AS MODIFIED AFORESAID, HEREINAFTER CALLED THE REA), IN, ON, OVER, UPON AND UNDER CERTAIN REAL PROPERTY THEREIN MORE PARTICULARLY DESCRIBED TOGETHER WITH ALL OF THE RIGHTS, POWERS, EASEMENTS, PRIVILEGES AND BENEFITS UNDER THE REA ACCRUING TO THE OWNER OF PARCEL 1, ITS SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS.

PARCEL 4:

BEING AN EASEMENT, IN PERPETUITY, FOR AIR RIGHTS AT VARIOUS LEVELS ABOVE CHICAGO CITY DATUM AND FOR A SUPPORTING COLUMN DESIGNATED AS PARCEL C, BOTH FOR THE PURPOSE OF CONSTRUCTION OF IMPROVEMENTS ON THE 10 SOUTH WACKER DRIVE BUILDING AS SET FORTH IN EASEMENT DATED OCTOBER 14, 1985 AND RECORDED NOVEMBER 6, 1985 AS DOCUMENT NUMBER 85270645 THE LEGAL DESCRIPTION IS AS FOLLOWS:

PARCEL “A”:

ALL OF THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 45.38 FEET AND 566.45 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF BLOCK 80 WHICH IS 168.58 FEET (AS MEASURED ALONG SAID NORTH LINE) WEST OF THE WEST LINE OF SOUTH WACKER DRIVE, AS SAID WEST LINE IS PRESENTLY IMPROVED AND OCCUPIED, BEING THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS SURVEYED AND MARKED BY THE CITY OF CHICAGO PURSUANT TO THE ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER 1946, AND RUNNING THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 30.00 FEET; THENCE WEST ALONG A LINE WHICH IS 30.00 FEET SOUTH OF AND PARALLEL WITH SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 28.55 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 7.24 FEET; THENCE EAST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED LINE A DISTANCE OF 8.63 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 10.07 FEET; THENCE EAST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED LINE A DISTANCE OF 8.63 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 12.65 FEET TO THE NORTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID NORTH LINE A DISTANCE OF 11.35 FEET TO THE POINT OF BEGINNING.

PARCEL “B”:

ALL OF THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 21.00 FEET (NOMINAL PLAZA ELEVATION) AND 45.38 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTH LINE OF BLOCK 80 WHICH IS 168.58 FEET (AS MEASURED ALONG SAID NORTH LINE) WEST OF THE WEST LINE OF SOUTH WACKER DRIVE, AS SAID WEST LINE IS PRESENTLY IMPROVED AND OCCUPIED, BEING THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AND SURVEYED AND MARKED BY THE CITY OF CHICAGO PURSUANT TO THE ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER 1946, AND RUNNING THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 9.29 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH ALONG SAID PERPENDICULAR LINE A DISTANCE OF 20.71 FEET; THENCE WEST ALONG A LINE WHICH IS 30.00 FEET SOUTH OF AND PARALLEL WITH SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 15.27 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 12.68 FEET; THENCE EAST ALONG A LINE PERPENDICULAR TO LAST DESCRIBED LINE A DISTANCE OF 10.00 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 8.00 FEET; THENCE EAST ALONG A LINE PERPENDICULAR WITH LAST DESCRIBED LINE A DISTANCE OF 5.31 FEET TO THE POINT OF BEGINNING.

PARCEL “C”:

ALL OF THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 21.00 FEET (NOMINAL PLAZA ELEVATION) AND 45.38 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILUNOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF BLOCK 80 WHICH IS 176.23 FEET (AS MEASURED ALONG SAID NORTH LINE) WEST OF THE WEST LINE OF SOUTH WACKER DRIVE, AS SAID WEST LINE IS PRESENTLY IMPROVED AND OCCUPIED, BEING THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS SURVEYED AND MARKED BY THE CITY OF CHICAGO PURSUANT TO THE ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER 1946 AND RUNNING THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 4.74 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED LINE A DISTANCE OF 3.70 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 4.74 FEET TO THE NORTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID NORTH LINE A DISTANCE OF 3.70 FEET TO THE POINT OF BEGINNING.

PARCEL “D”:

ALL OF THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 21.00 FEET (NOMINAL PLAZA ELEVATION) AND 51.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILUNOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF BLOCK 80 WHICH IS 182.08 FEET (AS MEASURED ALONG SAID NORTH LINE) WEST OF THE WEST LINE OF SOUTH WACKER DRIVE AS SAID WEST LINE IS PRESENTLY IMPROVED AND OCCUPIED, BEING THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS SURVEYED AND MARKED BY THE CITY OF CHICAGO PURSUANT TO THE ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER 1946, AND RUNNING THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 24.00 FEET; THENCE WEST ALONG A LINE WHICH IS 24.00 FEET SOUTH OF AND PARALLEL WITH SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 23.54 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY 1946; THENCE NORTHEASTWARDLY ALONG SAID DOCK LINE A DISTANCE OF 24.02 FEET TO SAID NORTH LINE OF BLOCK 80; THENCE EAST ALONG SAID NORTH LINE A DISTANCE OF 22.50 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-2

LEGAL DESCRIPTION – 20 SOUTH WACKER BUILDING

BEING THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANE WHICH ARE 49.50 FEET AND 72.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY OF THAT PART OF SAID BLOCK 80, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF S. WACKER DRIVE, SAID WEST LINE OF S. WACKER DRIVE BEING ALSO THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS ESTABLISHED BY ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF THE COMPREHENSIVE SUPER HIGHWAY SYSTEM PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER, 1946, AT A POINT 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF S. WACKER DRIVE, A DISTANCE OF 72.42 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF S. WACKER DRIVE (SAID PERPENDICULAR LINE BEING 92.50 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTERLINE IN A BUILDING TO BE ERECTED UPON SAID BLOCK 80) A DISTANCE OF 31.083 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: NORTH 5.00 FEET; WEST 5.00 FEET; AND SOUTH 5.00 FEET; THENCE WEST ALONG SAID PARALLEL LINE A DISTANCE OF 31.808 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 182.689 FEET TO A POINT WHICH IS 90.00 FEET (MEASURED PERPENDICULARLY) NORTH FROM SAID COLUMN CENTERLINE AND 209.577 FEET WEST FROM SAID WEST LINE OF S. WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTERLINE A DISTANCE OF 23.494 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS: SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 31.083 FEET TO AN INTERSECTION WITH SAID WEST LINE OF S. WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 110.08 FEET TO THE POINT OF BEGINNING, TOGETHER WITH THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 72.50 FEET AND 107.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES,

PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF S. WACKER DRIVE, AT SAID POINT 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF S. WACKER DRIVE, A DISTANCE OF 67.42 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF S. WACKER DRIVE (SAID PERPENDICULAR LINE BEING 87.50 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTERLINE IN A BUILDING TO BE ERECTED UPON SAID BLOCK 80) A DISTANCE OF 217.662 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 175.182 FEET TO A POINT 87.50 FEET (MEASURED PERPENDICULARLY) NORTH FROM SAID COLUMN CENTERLINE AND 209.691 FEET WEST FROM SAID WEST LINE OF S. WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTERLINE SAID DISTANCE OF 209.691 FEET TO SAID WEST LINE OF S. WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 107.58 FEET TO THE POINT OF BEGINNING.

ALSO THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 107.00 FEET AND 118.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY OF THAT PART OF SAID BLOCK 80, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF S. WACKER DRIVE AT SAID POINT 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF S. WACKER DRIVE A DISTANCE OF 54.92 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF S. WACKER DRIVE (SAID PERPENDICULAR LINE BEING 75.00 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTERLINE IN A BUILDING TO BE ERECTED UPON SAID BLOCK 80) A DISTANCE OF 217.093 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 150.156 FEET TO A POINT WHICH IS 75.00 FEET (MEASURED PERPENDICULARLY NORTH FROM SAID COLUMN CENTERLINE AND 210.26 FEET WEST FROM SAID WEST LINE OF S. WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTERLINE SAID DISTANCE OF 210.26 FEET TO AN INTERSECTION WITH SAID WEST LINE OF S. WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 95.08 FEET TO THE POINT OF BEGINNING.

ALSO THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 118.50 FEET AND 141.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY OF THAT PART OF SAID BLOCK 80, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF S. WACKER DRIVE AT SAID POINT 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF S. WACKER DRIVE A DISTANCE OF 53.42 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF S. WACKER DRIVE (SAID PERPENDICULAR LINE BEING 73.50 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTERLINE IN A BUILDING TO BE ERECTED UPON SAID BLOCK 80) A DISTANCE OF 217.024 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 147.152 FEET TO A POINT 73.50 FEET (MEASURED PERPENDICULARLY) NORTH FROM SAID COLUMN CENTERLINE AND 210.328 FEET WEST FROM SAID WEST LINE OF S. WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTERLINE SAID DISTANCE OF 210.328 FEET TO AN INTERSECTION WITH SAID WEST LINE OF S. WACKER DRIVE; THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 93.58 FEET TO THE POINT OF BEGINNING.

ALSO THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 141.50 FEET AND 153.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF S. WACKER DRIVE AT SAID POINT 178.816 FEET NORTH FROM THE POINT OF INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF S. WACKER DRIVE, A DISTANCE OF 36.753 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF S. WACKER DRIVE (SAID PERPENDICULAR LINE BEING 56.833 FEET, MEASURED PERPENDICULARLY, SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTERLINE IN A BUILDING TO BE ERECTED UPON SAID BLOCK 80) A DISTANCE OF 216.265 FEET, TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY 1946; THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 113.784 FEET TO A POINT 56.833 FEET (MEASURED PERPENDICULARLY) NORTH FROM SAID COLUMN CENTERLINE AND 211.088 FEET WEST FROM SAID WEST LINE OF S. WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTERLINE SAID DISTANCE OF 211.088 FEET TO AN INTERSECTION WITH SAID WEST LINE OF S. WACKER DRIVE; AND THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 76.913 FEET TO THE POINT OF BEGINNING.

PARCEL 9:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 OF SUPPORT FROM CAISSONS, COLUMNS AND OTHER SUPPORTS AND FOR USE OF PARKING GARAGE; AN EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 TO INSTALL, OWN, USE, MAINTAIN, REPAIR AND REPLACE EQUIPMENT LISTED ON EXHIBIT “G” TO THE INSTRUMENT HEREINAFTER REFERRED TO, TOGETHER WITH RIGHT OF ACCESS THERETO; A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL I OF SUPPORT AND ENCLOSURE FROM WALLS, HORIZONTAL SLABS, CEILINGS AND FLOORS; EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCEL I FOR ENCROACHMENTS; AND NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCEL 1 TO GO UPON CERTAIN PROPERTY DESCRIBED IN THE INSTRUMENT HEREINAFTER REFERRED TO FOR CONSTRUCTION, REPAIR AND REPLACEMENT OF CERTAIN FACILITIES AS SET FORTH IN AND CREATED BY AN INSTRUMENT ENTITLED “THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED JULY 22, 1981, ENTERED INTO AMONG AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 48268 (HEREINAFTER CALLED TRUST NUMBER 48268), AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 51234 (HEREINAFTER CALLED TRUST NUMBER 51234) AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 51235 (HEREINAFTER CALLED TRUST NUMBER 51235) AND RECORDED IN THE OFFICE OF THE RECORDER OF DEEDS FOR COOK COUNTY, ILLINOIS, AS DOCUMENT NUMBER 25945760 AS SAID AGREEMENT HAS BEEN AMENDED BY (I) AN AGREEMENT ENTITLED “AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED FEBRUARY 17, 1982 ENTERED INTO AMONG TRUST NUMBER 48268, TRUST NUMBER 51234 AND TRUST NUMBER 51235 AND RECORDED IN THE AFORESAID RECORDER’S OFFICE AS DOCUMENT NUMBER 26442825, AND (II) AN AGREEMENT ENTITLED “SECOND AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED DECEMBER 14, 1983 ENTERED INTO AMONG TRUST NUMBER 48268, TRUST NUMBER 51234 AND TRUST NUMBER 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 26896093 AND (III) AN AGREEMENT ENTITLED “THIRD AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF JUNE 4, 1986 ENTERED INTO AMONG TRUST NO. 48268, TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 86241080, AND (IV) AN AGREEMENT ENTITLED “FOURTH AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF NOVEMBER 1, 1988 ENTERED, INTO AMONG TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 88525185, AND (V) AN AGREEMENT ENTITLED “FIFTH AMENDMENT OF THE CHICAGO MERCHANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF NOVEMBER 25, 2002, ENTERED AMONG 10 & 30 SOUTH WACKER, L.L.C. AND LASALLE BANK AND TRUST COMPANY, AS TRUSTEE UNDER TRUST NO. 51235 (SAID AGREEMENT, AS MODIFIED AFORESAID, HEREINAFTER CALLED THE REA), IN, ON, OVER, UPON AND UNDER CERTAIN REAL PROPERTY THEREIN MORE PARTICULARLY DESCRIBED TOGETHER WITH ALL OF THE RIGHTS, POWERS, EASEMENTS, PRIVILEGES AND BENEFITS UNDER THE REA ACCRUING TO THE OWNER OF PARCEL 1, ITS SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS.

EXHIBIT A-3

LEGAL DESCRIPTION – 30 SOUTH WACKER BUILDING

BEING THE LAND, PROPERTY AND SPACE IN THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTH LINE OF SAID BLOCK 80 AT THE POINT OF INTERSECTION OF SAID SOUTH LINE WITH THE WEST LINE OF SOUTH WACKER DRIVE, SAID WEST LINE OF SOUTH WACKER DRIVE BEING ALSO THE WEST LINE OF THE EAST 54.00 FEET OF SAID BLOCK 80 AS ESTABLISHED BY ORDINANCE RELATING TO THE WACKER DRIVE ROUTE OF “THE COMPREHENSIVE SUPER HIGHWAY SYSTEM” PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 5TH DAY OF SEPTEMBER, 1946 AND RUNNING THENCE NORTH ALONG SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 178.816 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE (SAID PERPENDICULAR LINE BEING 20.08 FEET SOUTH FROM AND PARALLEL WITH A CERTAIN BUILDING COLUMN CENTER LINE) A DISTANCE OF 30.75 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE, A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH SAID COLUMN CENTER LINE; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE, A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 158.60 FEET TO AN INTERSECTION WITH A LINE 20.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM AND PARALLEL WITH THE SOUTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 19.12 FEET TO AN INTERSECTION WITH A LINE DRAWN PERPENDICULAR TO SAID SOUTH LINE OF BLOCK 80 FROM A POINT THEREON DISTANT 20.00 FEET EAST FROM THE POINT OF INTERSECTION OF SAID SOUTH LINE WITH SAID DOCK LINE THENCE SOUTH ALONG SAID PERPENDICULAR LINE A DISTANCE OF 20.00 FEET TO AN INTERSECTION WITH SAID SOUTH LINE OF BLOCK 80; AND THENCE EAST ALONG SAID SOUTH LINE OF BLOCK 80 A DISTANCE OF 202.72 FEET TO THE POINT OF BEGINNING;

TOGETHER WITH THE PROPERTY AND SPACE LYING BETWEEN HORIZONTAL PLANES WHICH ARE 21.50 FEET AND 49.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE COLUMN CENTER LINE MARKING THE NORTH LINE OF TOWER SITE NO. 1 AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 30.75 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; AND RUNNING THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE NORTH, PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 90.00 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN, CENTER LINE A DISTANCE OF FOUR INCHES (0.333 FEET); THENCE AROUND” A BUILDING COLUMN, AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET; THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET; AND NORTH 2.50 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

SOUTH 2.50 FEET; EAST 5.00 FEET AND NORTH 2.50 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 4 INCHES (0.333 OF A FOOT) TO A POINT 30.75 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE SOUTH ALONG A STRAIGHT LINE A DISTANCE OF 90.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING HOWEVER FROM THE LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 1 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 49.50 FEET AND 72.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 178.816 FEET NORTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET.; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE NORTH LINE OF SAID TOWER SITE NO. 1; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 72.495 FEET TO A POINT WHICH IS 92.50 FEET, MEASURED PERPENDICULARLY SOUTH FROM SAID COLUMN CENTER LINE AND 217.891 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 31.808 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET; AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET; AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET; AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 25.00 FEET;

THENCE AROUND A BUILDING COLUMN AS FOLLOWS:

NORTH 5.00 FEET; EAST 5.00 FEET AND SOUTH 5.00 FEET;

THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 31.083 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE NORTH ALONG SAID WEST LINE A DISTANCE OF 72.42 FEET TO THE POINT OF BEGINNING.

AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 1 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 72.50 FEET AND 107.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 178.816 FEET NORTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE NORTH LINE OF SAID TOWER SITE NO. 1; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 67.49 FEET TO A POINT WHICH IS 87.50 FEET MEASURED PERPENDICULARLY SOUTH FROM SAID COLUMN CENTER LINE AND 217.662 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 217.662 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE NORTH ALONG SAID WEST LINE, A DISTANCE OF 67.42 FEET TO THE POINT OF BEGINNING.

AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 1 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 107.00 FEET AND 118.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE, BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 178.816 FEET NORTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE NORTH LINE OF SAID TOWER SITE NO. I; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 54.977 FEET TO A POINT WHICH IS 75.00 FEET, MEASURED PERPENDICULARLY. SOUTH FROM SAID COLUMN CENTER LINE AND 217.093 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER , DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 217.093 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE NORTH ALONG SAID WEST LINE A DISTANCE OF 54.920 FEET TO THE POINT OF BEGINNING,

AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 1 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 118.50 FEET AND 141.50 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 178.816 FEET NORTH FROM THE INTERSECTION OF SAID WEST LINE WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE NORTH LINE OF SAID TOWER SITE NO. 1; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 53.475 FEET TO A POINT WHICH IS 73.50 FEET, MEASURED PERPENDICULARLY, SOUTH FROM SAID COLUMN CENTER LINE AND 217.024 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 217.024 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE NORTH ALONG SAID WEST LINE A DISTANCE OF 53.420 FEET TO THE POINT OF BEGINNING,

AND EXCEPTING FROM SAID LAND, PROPERTY AND SPACE IN SAID TOWER SITE NO. 1 THAT PART THEREOF LYING BETWEEN HORIZONTAL PLANES WHICH ARE 141.50 FEET AND 153.00 FEET, RESPECTIVELY, ABOVE CHICAGO CITY DATUM, AND LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY, OF THAT PART OF SAID BLOCK 80 BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE WEST LINE OF SOUTH WACKER DRIVE AT THAT CORNER OF SAID TOWER SITE NO. 1 WHICH IS 178.816 FEET NORTH FROM THE INTERSECTION OF SAID WEST LINE

WITH THE SOUTH LINE OF SAID BLOCK 80, AND RUNNING THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 30.75 FEET; THENCE NORTH PARALLEL WITH SAID WEST LINE OF SOUTH WACKER DRIVE A DISTANCE OF 20.08 FEET TO AN INTERSECTION WITH THE BUILDING COLUMN CENTER LINE MARKING THE NORTH LINE OF SAID TOWER SITE NO. 1; THENCE WEST ALONG SAID COLUMN CENTER LINE A DISTANCE OF 155.667 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID COLUMN CENTER LINE A DISTANCE OF 20.08 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE A DISTANCE OF 28.174 FEET TO AN INTERSECTION WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER BETWEEN MADISON AND MONROE STREETS AS ESTABLISHED BY ORDINANCE PASSED BY CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 36.791 FEET TO A POINT WHICH IS 56.833 FEET, MEASURED PERPENDICULARLY, SOUTH FROM SAID COLUMN CENTER LINE AND 216.265 FEET WEST FROM SAID WEST LINE OF SOUTH WACKER DRIVE; THENCE EAST ALONG A LINE PARALLEL WITH SAID COLUMN CENTER LINE SAID DISTANCE OF 216.265 FEET TO AN INTERSECTION WITH SAID WEST LINE OF SOUTH WACKER DRIVE; AND THENCE NORTH ALONG SAID WEST LINE A DISTANCE OF 36.753 FEET TO THE POINT OF BEGINNING.

PARCEL 6:

A PERPETUAL EASEMENT APPURTENANT FOR THE BENEFIT OF PARCEL 5 TO ENTER UPON AND USE AT STREET OR PLAZA LEVEL, TO CONSTRUCT AND MAINTAIN THEREON, AND TO USE WALKWAYS AND/OR LANDSCAPED AREAS, AND TO CONSTRUCT AND MAINTAIN SUCH SUBSURFACE AND OTHER SUPPORTS AS MAY BE NECESSARY TO SUPPORT SUCH STREET OR PLAZA LEVEL AREAS, AND FOR OTHER PURPOSES, ALL AS CREATED IN DEED DATED APRIL 18, 1980 FROM THE CITY OF CHICAGO, GRANTOR, TO JEAN I. HOMEYER, AND HER SUCCESSORS AND ASSIGNS, GRANTEE, AND RECORDED ON MAY 7, 1980 AS DOCUMENT 25449175, OVER THE FOLLOWING DESCRIBED LAND (AND IDENTIFIED AS EXHIBIT “A” AND “B” IN SAID DOCUMENT NUMBER 25449175):

EXHIBIT “A”:

THAT PART OF BLOCK 80 AND THAT PART OF THE LAND, IF ANY, LYING WEST OF AND ADJOINING SAID BLOCK 80, IN SCHOOL SECTION ADDITION TO CHICAGO, IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF A WESTWARD EXTENSION OF THE NORTH LINE OF SAID BLOCK 80 WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946, AND RUNNING THENCE EAST ALONG SAID WESTWARD EXTENSION AND ALONG SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 10.33 FEET; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 15.85 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 14.75 FEET; THENCE NORTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 3.00 FEET; THENCE WEST ALONG A LINE PARALLEL WITH SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 0.49 OF A FOOT; THENCE NORTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, A DISTANCE OF 12.85 FEET TO AN INTERSECTION WITH THE NORTH LINE OF SAID BLOCK 80; THENCE EAST ALONG SAID NORTH LINE OF BLOCK 80 A DISTANCE OF 11.41 FEET TO A POINT 36.00 FEET EAST FROM SAID POINT OF INTERSECTION OF THE WESTWARD EXTENSION OF THE NORTH LINE OF BLOCK 80 WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTH ALONG A LINE PERPENDICULAR TO SAID NORTH LINE OF BLOCK 80, A DISTANCE OF 30.00 FEET; THENCE WEST, PARALLEL WITH THE NORTH LINE, AND WESTWARD EXTENSION THEREOF OF BLOCK 80, A DISTANCE OF 37.30 FEET TO AN INTERSECTION WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER, AND THENCE NORTHWARDLY ALONG SAID DOCK LINE, A DISTANCE OF 30.03 FEET, TO THE POINT OF BEGINNING.

EXHIBIT “B”:

THAT PART OF BLOCK 80 IN SCHOOL SECTION ADDITION TO CHICAGO, IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTH LINE OF SAID BLOCK 80 AT A POINT 9.87 FEET EAST FROM THE POINT OF INTERSECTION OF SAID SOUTH LINE WITH THE DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER, AS ESTABLISHED BY ORDINANCE PASSED BY THE CITY COUNCIL OF THE CITY OF CHICAGO ON THE 28TH DAY OF FEBRUARY, 1946; AND RUNNING THENCE EAST ALONG SAID SOUTH LINE OF BLOCK 80 A DISTANCE OF 10.13 FEET; THENCE NORTH ALONG A LINE PERPENDICULAR TO SAID SOUTH LINE OF BLOCK 80, A DISTANCE OF 20.00 FEET; THENCE WEST, PARALLEL WITH SAID SOUTH LINE OF BLOCK 80, A DISTANCE OF 19.12 FEET TO AN INTERSECTION WITH SAID DOCK LINE ON THE EAST SIDE OF THE SOUTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHWARDLY ALONG SAID DOCK LINE A DISTANCE OF 2.72 FEET TO AN INTERSECTION WITH A LINE 17.28 FEET MEASURED PERPENDICULARLY, NORTH FROM AND PARALLEL WITH SAID SOUTH LINE OF BLOCK 80; THENCE EAST ALONG SAID PARALLEL LINE A DISTANCE OF 9.11 FEET TO AN INTERSECTION WITH A LINE PASSING THROUGH SAID POINT OF BEGINNING AND PERPENDICULAR TO SAID SOUTH LINE OF BLOCK 80; AND THENCE SOUTH ALONG SAID PERPENDICULAR LINE A DISTANCE OF 17.28 FEET TO THE POINT OF BEGINNING.

PARCEL 7:

THE RECIPROCAL AND NON-EXCLUSIVE RIGHTS, EASEMENTS AND PRIVILEGES OF USE, INGRESS, EGRESS, PARKING, SUPPORT (FROM CAISSON, COLUMNS, WALLS, HORIZONTAL SLABS AND OTHER SUPPORTS), UTILITY, COMMON AREAS AND FOR CONSTRUCTION, REPAIR, REPLACEMENT AND MAINTENANCE; AND THE EXCLUSIVE RIGHT, EASEMENT AND PRIVILEGE OF ENCROACHMENT; AND FOR OTHER PURPOSES, ALL CREATED, GRANTED AND DEFINED AS AN APPURTENANCE TO PARCEL 5 (DESCRIBED ABOVE), IN AND BY THAT CERTAIN AGREEMENT ENTITLED ‘THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS’ DATED JULY 22, 1981 ENTERED INTO AMONG AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NO. 48268 (HEREINAFTER CALLED TRUST NO. 48268), AMERICAN NATIONAL BANK AND, TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NO. 51234 (HEREINAFTER CALLED TRUST NO. 51234) AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NO. 51235 (HEREINAFTER CALLED TRUST NO. 51235) AND RECORDED IN THE OFFICE OF THE RECORDER OF DEEDS FOR COOK COUNTY, ILLINOIS, AS DOCUMENT 25945760, AS SAID AGREEMENT HAS BEEN AMENDED BY (I) AN AGREEMENT ENTITLED “AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED FEBRUARY 17, 1982 ENTERED INTO AMONG TRUST NO. 48268, TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDER’S OFFICE AS DOCUMENT NUMBER 26442825, AND (II) AN AGREEMENT ENTITLED “SECOND AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED DECEMBER 14, 1983 ENTERED INTO AMONG TRUST NO. 48268, TRUST NO. 51234 AND TRUST NO, 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NO. 26896093 AND (III) AN AGREEMENT ENTITLED “THIRD AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF JUNE 4, 1986 ENTERED INTO AMONG TRUST NO. 48268, TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDER’S OFFICE AS DOCUMENT NUMBER 86241080, AND (IV) AN AGREEMENT ENTITLED “FOURTH AMENDMENT OF THE CHICAGO MERCANTILE EXCHANGE CENTER EASEMENTS, RESERVATIONS, COVENANTS AND RESTRICTIONS” DATED AS OF NOVEMBER 1, 1988 ENTERED INTRO AMONG TRUST NO. 51234 AND TRUST NO. 51235 AND RECORDED IN THE AFORESAID RECORDERS OFFICE AS DOCUMENT NUMBER 88525185, BY FIFTH AMENDMENT RECORDED AS DOCUMENT 0021366789 RELATING TO IMPROVEMENTS, EASEMENTS, USE, LOCATION OF BUILDINGS, ZONING, OVERLOADING, INSURANCE, LIEN CLAIMS, PARKING, LOADING DOCK, INGRESS AND EGRESS, NOTICES, EASEMENTS FOR CONSTRUCTION, REPAIR AND MAINTENANCE, EASEMENTS FOR ENCROACHMENTS AND EQUIPMENT, (SAID AGREEMENT, AS MODIFIED AFORESAID; HEREINAFTER CALLED THE REA), IN, ON, OVER, UPON AND UNDER CERTAIN ADJOINING REAL PROPERTY THEREIN MORE PARTICULARLY DESCRIBED TOGETHER WITH ALL OF THE RIGHTS, POWERS, EASEMENTS, PRIVILEGES AND BENEFITS UNDER THE REA ACCRUING TO THE OWNER OF PARCEL 5 ITS SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS.

EXHIBIT B-1

OFFICE SPACE – SCHEME F-1

OPEN TO FLOOR BELOW
Suite 20S-UL CME
OPEN TO FLOOR BELOW
Suite 10S-UL CME

Upper Lobby - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B1 Page 1

SUITE
30S-200
SUITE
S-CME F20.02
Interstitial Space
Part of Fixed Term
Support Space
SUITE
10S-200

2nd Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

- 10 S. WACKER-TENANT SPACE
- 20 S. WACKER-TENANT SPACE
- 30 S. WACKER-TENANT SPACE

SDI we're there.

Exhibit B1 Page 2

SUITE
30S-300
SUITE
20S-314 CME
SUITE
10S-300

3rd Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B1 Page 3

SDI we're there.

SUITE
30S-400
Open to 3rd Floor Below
SUITE
10S-400

4th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B1 Page 4

SDI we're there.

SUITE
30S-500
Open to 3rd Floor Below
SUITE
10S-500

5th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B1 Page 5

SUITE
30S-600
Existing Truss Space
Not Part Of Premises
SUITE
10S-600

6th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

- 10 S. WACKER-TENANT SPACE (horizontal hatch)
- 20 S. WACKER-TENANT SPACE (diagonal hatch)
- 30 S. WACKER-TENANT SPACE (vertical hatch)

SDI we're there.

Exhibit B1 Page 6

EXHIBIT B-2

OFFICE SPACE – SCHEME F-2

OPEN TO FLOOR BELOW
Suite 20S-UL CME
Suite 10S-UL CME
OPEN TO FLOOR BELOW

Upper Lobby - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B2 Page 1

SUITE
30S-200
SUITE
S-CME F20.02
Interstitial Space
Part of Fixed Term
Support Space
SUITE
10S-200

2nd Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B2 Page 2

SDI we're there.

SUITE
30S-300
SUITE
20S-314 CME
SUITE
10S-300

3rd Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

- 10 S. Wacker-Tenant Space
- 20 S. Wacker-Tenant Space
- 30 S. Wacker-Tenant Space

SDI we're there.

Exhibit B2 Page 3

SUITE
30S-400
Open to 3rd Floor Below
SUITE
10S-400

4th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

- 10 S. WACKER-TENANT SPACE
- 20 S. WACKER-TENANT SPACE
- 30 S. WACKER-TENANT SPACE

SDI we're there.

Exhibit B2 Page 4

SUITE
30S-500
Open to 3rd Floor Below
SUITE
10S-500

5th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE
20 S. WACKER-TENANT SPACE
30 S. WACKER-TENANT SPACE

SDI we're there.

Exhibit B2 Page 5

SUITE
30S-600
Existing Truss Space
Not Part Of Premises
SUITE
10S-600

6th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

10 S. WACKER-TENANT SPACE

20 S. WACKER-TENANT SPACE

30 S. WACKER-TENANT SPACE

Exhibit B2 Page 6

SDI we're there.

SUITE
30S-700
SUITE
20S-700 CME
SUITE
10S-700

7th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

- 10 S. Wacker-Tenant Space
- 20 S. Wacker-Tenant Space
- 30 S. Wacker-Tenant Space

Exhibit B2 Page 7

SDI we're there.

Suite 30S-1000
Suite 10S-1000

10th Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

HVAC FANS

SDI we're there.

Exhibit B2 Page 8

EXHIBIT B-3

FIXED TERM SUPPORT SPACE

SUITE
30S-200
SUITE
S-CME F20.02
SUITE
10S-200

2nd Floor - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

Fixed Term Support

SDH we're there.

Exhibit B-3

Page 1

Exhibit B-3 Fixed Term Support Space
P1 – 106 and P1 Level Mailroom

TISHMAN SPEYER

EASTLAKE STUDIO
1
2
3
3.5
4
5
5.5
6
7
8
9
10
10.5
11
12
13
14
15
H
G
F
E
D
C
B
A
P1-106
P1 - LEVEL MAILROOM

10 SOUTH WACKER PARKING LEVEL 1

Exhibit B-3

Page 2

SPEYER__________

Exhibit B-3 Fixed Term Support Space
M1 – 108

EASTLAKE STUDIO

H
GF9
F8
F
E
D
C
B
A
15
14
13
12
11
10

10 SOUTH WACKER MECHANICAL LEVEL 1

Exhibit B-3

Page 3

Exhibit B-3 Fixed Term Support Space
M2

TISHMAN SPEYER

EASTLAKE STUDIO

H
G
F9
F8
F
E
D
C
B
A
15
14
13
12
11
10

10 SOUTH WACKER MECHANICAL LEVEL 2

Exhibit B-3

Page 4

EXHIBIT B-4

SECURED ACCESS SPACE

SUITE
LOWER LOBBY
SUITE
20S-LL CME

Lower Lobby - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

SECURED ACCESS SPACE

EXHIBIT B-5

NON-FIXED TERM STORAGE SPACE

Exhibit B-5
Non-Fixed Term Storage Space
P1 – 143 & Bin #1, Cleaning

SPEYER
EASTLAKE STUDIO
1
2
3
3.5
4
5
5.5
6
7
8
9
10
10.5
11
12
13
14
15
H
G
F
E
D
C
B
A
P1-143
BIN #1
CLEANING
30 SOUTH WACKER PARKING LEVEL 1

Exhibit B-5

Page 1

Exhibit B-5
Non-Fixed Term Storage Space
P2 – 205 & 210

SPEYER

EASTLAKE STUDIO
2
3
3.5
4
5
5.5
6
7
8
9
10
10.5
11
12
13
14
15
H
G
F
E
D
C
B
A
P2.210
P2.205

30 SOUTH WACKER PARKING LEVEL 2

Exhibit B-5

Page 2

Exhibit B-5
Non-Fixed Term Storage Space
M1 - 103

SPEYER

EASTLAKE STUDIO

H
G
F
E
D
C
B
A
6
5
4
3
2
1

30 SOUTH WACKER MECHANICAL LEVEL 1

Exhibit B-5

Page 3

Exhibit B-5
Non-Fixed Term Storage Space
M2 – 208, 210, M2 Bin #1

SPEYER

EASTLAKE STUDIO

H
G
F
E
D
C
B
A
6
5
4
3
2
1
M2-208
M2 BIN #1
M2-210

30 SOUTH WACKER MECHANICAL LEVEL 2

Exhibit B-5

Page 4

Exhibit B-5 Non-Fixed Storage Space
Penthouse – A, B, C, D

SPEYER

EASTLAKE STUDIO

H
G
F9
F8
F
E
D
C
B
A
15
14
13
12
11
10
A
B
C
D

10 SOUTH WACKER PENTHOUSE

Exhibit B-5
Page 5

EXHIBIT C-1

RENT SCHEDULE – SCHEME F-1

EXHIBIT C-1

RENT SCHEDULE – SCHEME F-1

OFFICE SPACE

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$5,696,652.00	$474,721.00
12/1/09 - 11/30/10	$5,839,068.30	$486,589.03
12/1/10 - 11/30/11	$5,985,045.01	$498,753.75
12/1/11 - 11/30/12	$6,134,671.13	$511,222.59
12/1/12 - 11/30/13	$6,288,037.91	$524,003.16
12/1/13 - 11/30/14	$6,445,238.86	$537,103.24
12/1/14 - 11/30/15	$6,606,369.83	$550,530.82
12/1/15 - 11/30/16	$6,771,529.08	$564,294.09
12/1/16 - 11/30/17	$6,940,817.30	$578,401.44
12/1/17 - 11/30/18	$7,114,337.74	$592,861.48
12/1/18 - 11/30/19	$7,292,196.18	$607,683.01
12/1/19 - 11/30/20	$7,474,501.08	$622,875.09
12/1/20 - 11/30/21	$7,661,363.61	$638,446.97
12/1/20 - 11/30/22	$7,852,897.70	$654,408.14

FIXED TERM SUPPORT

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$1,043,208.00	$86,934.00
12/1/09 - 11/30/10	$1,069,288.20	$89,107.35
12/1/10 - 11/30/11	$1,096,020.41	$91,335.03
12/1/11 - 11/30/12	$1,123,420.92	$93,618.41
12/1/12 - 11/30/13	$1,151,506.44	$95,958.87
12/1/13 - 11/30/14	$1,180,294.10	$98,357.84
12/1/14 - 11/30/15	$1,209,801.45	$100,816.79
12/1/15 - 11/30/16	$1,240,046.49	$103,337.21
12/1/16 - 11/30/17	$1,271,047.65	$105,920.64
12/1/17 - 11/30/18	$1,302,823.84	$108,568.65
12/1/18 - 11/30/19	$1,335,394.44	$111,282.87
12/1/19 - 11/30/20	$1,368,779.30	$114,064.94
12/1/20 - 11/30/21	$1,402,998.78	$116,916.57
12/1/20 - 11/30/22	$1,438,073.75	$119,839.48

Exhibit C-1

EXHIBIT C-1

RENT SCHEDULE – SCHEME F-1

SECURED ACCESS SPACE

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$140,220.00	$11,685.00
12/1/09 - 11/30/10	$143,725.50	$11,977.13
12/1/10 - 11/30/11	$147,318.64	$12,276.55
12/1/11 - 11/30/12	$151,001.60	$12,583.47
12/1/12 - 11/30/13	$154,776.64	$12,898.05
12/1/13 - 11/30/14	$158,646.06	$13,220.50
12/1/14 - 11/30/15	$162,612.21	$13,551.02
12/1/15 - 11/30/16	$166,677.52	$13,889.79
12/1/16 - 11/30/17	$170,844.45	$14,237.04
12/1/17 - 11/30/18	$175,115.57	$14,592.96
12/1/18 - 11/30/19	$179,493.45	$14,957.79
12/1/19 - 11/30/20	$183,980.79	$15,331.73
12/1/20 - 11/30/21	$188,580.31	$15,715.03
12/1/20 - 11/30/22	$193,294.82	$16,107.90

EXHIBIT C-2

RENT SCHEDULE – SCHEME F-2

EXHIBIT C-2

RENT SCHEDULE – SCHEME F-2

OFFICE SPACE

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$7,347,502.50	$612,291.88
12/1/09 - 11/30/10	$7,531,190.06	$627,599.17
12/1/10 - 11/30/11	$7,719,469.81	$643,289.15
12/1/11 - 11/30/12	$7,912,456.56	$659,371.38
12/1/12 - 11/30/13	$8,110,267.97	$675,855.66
12/1/13 - 11/30/14	$8,313,024.67	$692,752.06
12/1/14 - 11/30/15	$8,520,850.29	$710,070.86
12/1/15 - 11/30/16	$8,733,871.55	$727,822.63
12/1/16 - 11/30/17	$8,952,218.34	$746,018.19
12/1/17 - 11/30/18	$9,176,023.79	$764,668.65
12/1/18 - 11/30/19	$9,405,424.39	$783,785.37
12/1/19 - 11/30/20	$9,640,560.00	$803,380.00
12/1/20 - 11/30/21	$9,881,574.00	$823,464.50
12/1/20 - 11/30/22	$10,128,613.35	$844,051.11

FIXED TERM SUPPORT

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$1,043,208.00	$86,934.00
12/1/09 - 11/30/10	$1,069,288.20	$89,107.35
12/1/10 - 11/30/11	$1,096,020.41	$91,335.03
12/1/11 - 11/30/12	$1,123,420.92	$93,618.41
12/1/12 - 11/30/13	$1,151,506.44	$95,958.87
12/1/13 - 11/30/14	$1,180,294.10	$98,357.84
12/1/14 - 11/30/15	$1,209,801.45	$100,816.79
12/1/15 - 11/30/16	$1,240,046.49	$103,337.21
12/1/16 - 11/30/17	$1,271,047.65	$105,920.64
12/1/17 - 11/30/18	$1,302,823.84	$108,568.65
12/1/18 - 11/30/19	$1,335,394.44	$111,282.87
12/1/19 - 11/30/20	$1,368,779.30	$114,064.94
12/1/20 - 11/30/21	$1,402,998.78	$116,916.57
12/1/20 - 11/30/22	$1,438,073.75	$119,839.48

Exhibit C-2

EXHIBIT C-2

RENT SCHEDULE – SCHEME F-2

SECURED ACCESS SPACE

Period	Annual Base Rent	Monthly Base Rent
12/1/08 - 11/30/09	$140,220.00	$11,685.00
12/1/09 - 11/30/10	$143,725.50	$11,977.13
12/1/10 - 11/30/11	$147,318.64	$12,276.55
12/1/11 - 11/30/12	$151,001.60	$12,583.47
12/1/12 - 11/30/13	$154,776.64	$12,898.05
12/1/13 - 11/30/14	$158.646.06	$13,220.50
12/1/14 - 11/30/15	$162,612.21	$13,551.02
12/1/15 - 11/30/16	$166,677.52	$13,889.79
12/1/16 - 11/30/17	$170,844.45	$14,237.04
12/1/17 - 11/30/18	$175,115.57	$14,592.96
12/1/18 - 11/30/19	$179,493.45	$14,957.79
12/1/19 - 11/30/20	$183,980.79	$15,331.73
12/1/20 - 11/30/21	$188,580.31	$15,715.03
12/1/20 - 11/30/22	$193,294.82	$16,107.90

Exhibit C-2

EXHIBIT D

RULES & REGULATIONS

“Rules and Regulations” means the contents of this Exhibit D, subject to Section 16.1 of this Lease.

1. Access to Project. On Sundays and Holidays, on Saturdays before 7:00 a.m. or after 2:00 p.m. and on other days between the hours of 7:00 p.m. and 6:00 a.m. the following day, or such other hours as Landlord shall determine from time to time, access to and within the Project and/or to the passageways, lobbies, entrances, exits, loading areas, corridors, elevators or stairways and other areas in the Project may be restricted and access gained by use of a key to the outside doors of the Project, or pursuant to such security procedures Landlord may from time to time reasonably impose. Landlord shall in all cases retain the right to control and prevent access to such areas by any Person engaged in activities which are illegal or violate these Rules and Regulations, or whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Project and its tenants (and Landlord shall have no liability in damages for such actions taken in good faith). No Tenant and no employee or invitee of Tenant shall enter areas reserved for the exclusive use of Landlord, its employees or invitees, or other Persons. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving. As used in these Rules and Regulations, the term “Person” shall mean any individual, trust, partnership, limited liability company, joint venture, association, corporation and any other entity.

2. Locks and Keys. Except in those areas designated by Tenant as “security areas,” all locks or bolts of any kind shall be operable by the Building’s Master Key or Tenant shall provide keys thereto to Landlord. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by the Building’s Master Key (or the keys Tenant provides to Landlord).

3. Window and Door Treatments. No signs or advertisements may be attached to any windows except as expressly permitted in the Lease.

4. Intentionally Omitted.

5. Intentionally Omitted.

6. Tradename and Trademarks. Tenant shall not in any manner use any tradenames or trademarks owned by Landlord, any other tenant, or its affiliates, in any letterheads, envelopes, circulars, notices, advertisements, containers, wrapping, or other material, unless Tenant has the right or license to do so. Nothing herein shall be construed to prevent CME from using picture images of the Building (solely for its letterhead and for marketing purposes in connection with its core business) or the name Chicago Mercantile Exchange Center for its business purposes.

Exhibit D

7. Deliveries and Removals. If Tenant is utilizing the Building’s freight elevator, as compared to Tenant’s Exclusive Freight Elevator, furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Building only at times and in the manner designated by Landlord, and always at the Tenant’s sole responsibility and risk. Landlord may inspect items brought into the Building or the Premises with respect to weight or dangerous nature or compliance with this Lease or laws. Landlord may (but shall have no obligation to) require that all furniture, equipment, cartons and other articles removed from the Premises or the Building be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Building, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Landlord may impose reasonable out-of-pocket charges and reasonable requirements for the use of freight elevators (other than the Exclusive Freight Elevator, which is governed by the terms of the Lease) and loading areas, and reserves the right to alter schedules without notice. Any hand carts used at the Building shall have rubber wheels and sideguards, and no other material handling equipment may be brought inside the Building without Landlord’s prior written approval. All construction contractors entering the Building or the Premises must complete Landlord’s so-called “Contractors Building Access Authorization Form”.

8. Intentionally Omitted.

9. Overloading Floors; Vaults. Tenant shall not overload any floor or part thereof in the Premises, or the Building, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may prohibit, or direct and control the location and size of, safes and all other heavy articles and require at Tenant’s expense supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

10. Intentionally Omitted.

11. Intentionally Omitted.

12. Plumbing Equipment. The toilet rooms, urinals, wash bowls, drains, sewers and other plumbing fixtures, equipment, and lines shall not be misused or used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

13. Trash. All garbage, refuse, trash, and other waste shall be kept in the kind of container, placed in the areas, and prepared for collection in the manner and at the times and places reasonably specified by Landlord, subject to the provisions of this Lease with respect to Hazardous Materials. Landlord reserves the right to require that Tenant participate in any reasonable recycling program designated by Landlord.

14. Alcohol, Drugs, and Smoking. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these

Exhibit D

Rules and Regulations. Tenant and its employees shall not smoke tobacco on any part of the Project (including exterior areas) except those areas, if any, that are designated or approved as smoking areas by Landlord.

15. Use of Common Areas; No Soliciting. Tenant shall not use the common areas, including areas adjacent to the Premises, for any purpose other than ingress and egress, and any such use thereof shall be subject to the other provisions of this Lease, including these Rules and Regulations. Without limiting the generality of the foregoing, Tenant shall not allow anything to remain in any passageway, sidewalk, court, corridor, stairway, entrance, exit, elevator, parking, or shipping area, or other area outside the Premises. Tenant shall not use the common areas to canvass, solicit business or information from, or distribute any article or material to, other tenants or invitees of the Project. Tenant shall not make any room to room canvass to solicit business or information or to distribute any article or material to or from other tenants of the Project and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant’s Use of the Premises expressly permitted in this Lease.

16. Energy and Utility Conservation. Tenant shall not waste electricity, water, heat or air conditioning, or other utilities or services, and agrees to reasonably cooperate with Landlord to assure reasonably effective and energy efficient operation of the Building and shall not allow the adjustment (except by Landlord’s authorized Building personnel) of any controls not intended for adjustment by Tenant.

17. Intentionally Omitted.

18. Per the Illinois Legislative amended Clean Indoor Act, smoking is prohibited in the Building. Landlord has the right to designate an exterior smoking area for the Building.

19. Labor Harmony. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment, or labor and employment practices that, in Landlord’s good faith judgment, may cause strikes, picketing or boycotts, or disturb labor harmony with the workforce or trades engaged in performing other work, labor, or services in or about the Real Property.

20. No bicycles, in-line roller skates, or animals of any kind (except for assistance dogs) shall be brought into or kept by any tenant in or about the Premises or the Building. Notwithstanding the above, bicycles will be allowed in areas designated by Landlord.

21. Parking. The following Rules and Regulations shall apply in the Parking Facilities unless otherwise set forth in the Lease:

(a) Parking shall be available in areas designated by Landlord from time to time, and for such daily or monthly charges as Landlord may establish from time to time. Parking for Tenant and its employees and visitors shall be on a “first come, first served,” unassigned basis, in common with Landlord and other tenants at the Project, and their employees

Exhibit D

and visitors, and other Persons to whom Landlord shall grant the right or who shall otherwise have the right to use the same. Landlord reserves the right to: (1) adopt additional requirements or procedures pertaining to parking, including a valet system, (2) assign specific spaces, and reserve spaces for small and other size cars, disabled persons, and other tenants, customers of tenants or other parties, and (3) restrict or prohibit full size vans and other large vehicles.

(b) Monthly fees shall be paid in advance prior to the first of each month. Failure to do so will automatically cancel parking privileges. No deductions from the monthly rate will be made for days on which the garage is not used by Tenant or its designees. In case of any violation of these Rules and Regulations, Landlord may also refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Project without liability whatsoever, at such violator’s risk and expense. Landlord reserves the right to close all or a portion of the Parking Facilities in order to make repairs or perform maintenance services, or any other reason beyond Landlord’s reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant’s sole recourse.

(c) Hours shall be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small or other qualifying cars may be parked in areas reserved for such cars; all directional signs, arrows and speed limits must be observed; spaces reserved for disabled persons must be used only by vehicles properly designated; washing, waxing, cleaning or servicing of any vehicle is prohibited; parking is prohibited in areas: (1) not striped or designated for parking, (2) aisles, (3) where “no parking” signs are posted, (4) on ramps, and (5) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.

(d) Parking stickers, key cards or any other devices or forms of identification or entry shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. Loss or theft of parking identification, key cards or other such devices must be reported to Landlord or any garage manager immediately. Any parking devices reported lost or stolen which are found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to Landlord or the office of the garage immediately.

22. Responsibility for Compliance. Tenant shall be responsible for ensuring compliance with these Rules and Regulations, as they may be reasonably amended, by Tenant’s employees and as applicable, by Tenant’s agents and contractors, and while they are within the Premises, Tenant shall use commercially reasonably efforts to ensure compliance by Tenant’s other business invitees. Tenant shall cooperate with any reasonable program or requests by Landlord to monitor and enforce the Rules and Regulations, including providing vehicle numbers and taking appropriate action against such of the foregoing parties who violate these provisions.

Exhibit D

EXHIBIT E

LANDLORD’S WORK AND DATES FOR SUBSTANTIAL COMPLETION

Exhibit E

INDEX OF SHEETS:

A-0	: CONCEPT FOR SCHEME F1 AND F2

A-1	: DESCRIPTION OF WORK, SCHEME F-1 (L.L. THRU 4TH FLOOR)

A-2	: DESCRIPTION OF WORK, SCHEME F-1 (5TH THRU 9TH FLOOR)

A-3	: DESCRIPTION OF WORK, SCHEME F-2 (L.L. THRU 4TH FLOOR)

A-4	: DESCRIPTION OF WORK, SCHEME F-2 (5TH THRU 9TH FLOOR)

A-5	: P-1 LEVEL FLOOR PLAN

A-6	: LOWER LOBBY PLAN, SCHEME F-1 AND F-2

A-7	: UPPER LOBBY PLAN, SCHEME F-1 AND F-2

A-8	: 2ND FLOOR PLAN, SCHEME F-1 AND F-2

A-9	: 3RD FLOOR PLAN, SCHEME F-1 AND F-2

A-10	: 4TH FLOOR PLAN, SCHEME F-1 AND F-2

A-11	: 5TH FLOOR PLAN, SCHEME F-1 AND F-2

A-12	: 6TH FLOOR PLAN, SCHEME F-1 AND F-2

A-13	: 7TH FLOOR PLAN, SCHEME F-1

A-14	: 7TH FLOOR PLAN, SCHEME F-2

A-15	: 8TH FLOOR PLAN, SCHEME F-1 AND F-2

A-16	: 9TH FLOOR PLAN, SCHEME F-1 AND F-2

A-17	: 10TH FLOOR PLAN, SCHEME F-1 AND F-2

A-18	: SECTION DIAGRAM, SCHEME F-1

A-19	: SECTION DIAGRAM, SCHEME F-2

A-20	: ELEVATOR DIAGRAM, SCHEME F-1

A-21	: ELEVATOR DIAGRAM, SCHEME F-2

A-22	: VIEW OF EXISTING & PROPOSED EAST FACADE (WEST FACADE SIMILAR)

SCHEME: F-1 & F-2	08/23/2007

CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘A’

CONCEPT:

SCHEME F1:

THIS SCHEME HAS THE CMEC OCCUPYING LOBBY LEVEL AND UPPER LOBBY LEVEL (PARTIAL), AND 2ND THRU 6TH FLOOR AS OFFICE FLOORS. THERE WILL BE NO TRADING ON THE 3RD AND THE 7TH FLOOR. SEVERAL BASE-BUILDING ELEMENTS LIKE THE STAIRS, ESCALATORS, DUCT RISERS, ETC HAVE BEEN DELETED FOR THE NEW OCCUPANCY AND REPLACED WITH NEW FLOOR CONSTRUCTION. EXTENSION OF THE EXISTING MEP/FP SYSTEMS HAVE BEEN PROVIDED FOR THE NEWLY ADDED AREAS AND TWO NEW ELEVATORS ARE SHOWN IN THE NORTH TOWER, WHILE THE EXISTING LOW-RISE ELEVATORS IN 10 S. WACKER AND 30 S. WACKER, AND THE LOW-MID RISE ELEVATORS IN 30 S. WACKER ARE RE-CONFIGURED TO ACCOMMODATE THE NEW TENANT PROFILE.

SCHEME F2:

THIS SCHEME IS THE SAME AS F1, BUT IN THIS SCHEME THE CME WILL ALSO UTILIZE THE 7TH FLOOR FOR OFFICE USE.

SCHEME: F-1: CONCEPT (08/23/2007)	A-0

CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘A’

Floors	DEMOLITION			CONSTRUCTION
	30 S. Wacker	Trading Halls	10 S. Wacker	30 S. Wacker	Trading Halls	10 S. Wacker

Lower Lobby	N/A	N/A	1) Remove scissor stairs (# 11, 12 and 14) @ west end; Retain exterior walls 2) Remove stairs (# 3, 4, 5 and 8 @ east end; Retain perimeter walls	1) Reprogram low-mid rise elevators (# 4, 5, 5A, 6, 7, 8 & 9) to serve floors LL, & 7 thru 21	N/A

1) Construct new stair in the same location as Stair # 11 & 12 going down to P.1 level below. Relocate existing MEP equipment or piping @ P.1 level to accommodate new stairs

2) Construct elevator entrances and pits for the two new elevators in the same location as Stair # 14.

3) Reprogram elevator #3 to not serve this floor.

4) Reprogram elevators (# 1, 2 & 4 to serve floors LL, 7, 8, 9, & 10.

5) Program Elevators 3 and two new cars to not serve the Lower Lobby floor

Upper Lobby	1) Remove escalators to 3rd floor.	N/A	1) Remove scissor stairs (# 11, and 12) @ west end; Retain exterior walls 2) Remove scissor stairs (3, 4, 5 and 8) and transfer stairs 3) Remove wall @ service # 123.

1) Construct new floor @ low rise elevator lobby. Floor finishes to match existing; relocate to the south end.

2) Construct openings with new elevator doors to access Elev # 1, 2 and 3

3) Repair flooring and _ at termination of escalator with slab and finish flooring to match existing. Install new _ to align with existing.

4) Reprogram low rise elevators (# 1, 2 & 3) to serve floors UL thru 8.

N/A

1) Construct new stair in the old location as Stair # 11 & 12 going down to lower level below: or re-configure existing stair with new stairs coming from floor above.

2) Pour partial slab west of Stair # 1 and 2 for access to the exit stairs. Construct new door to access Stair # 2

3) Install two new elevators and entrances in the old location on Stair # 11 south of existing Elevator # 3

4) Pour new in-fill slabs in voids after removal of stairs.

5) Reprogram elevators (# 1, 2, & 4) to not serve floors UL thru 6.

6) Program 2 new elevators & elevator # 3 to serve floors UL thru 8.

2nd Level	1) Scissor stairs (# 4, 5, 6 and 7) @ west end; Retain concrete walls 2) Scissor stairs (# 10 and 11) @ east end; Retain concrete walls 3) Remove escalators	N/A	1) Remove stairs 3 thru 12 including walls, doors etc.	1) Pour new concrete in-fill slabs after removal of stairs and escalators. 2) Renovate/ Upgrade existing toilets to match quality of toilets in the North Tower	N/A

1) Construct new stairs in existing shaft of Elev. # 4 that transfer to new stair on the west side of the new elevators.

2) Install two new elevator entrances south of existing Elevator # 3.

3) Pour new in-fill slab to _ in voids after removal of stairs.

3rd Level

1) Scissor stairs (# 4, 5, 6 and 7) @ west end; Retain concrete walls

2) Scissor stairs (# 10 and 11) @ east end; Retain concrete walls.

3) Remove escalators from upper level.

4) Remove all existing toilets including walls, fixtures, finishes, ceiling, related MEP items, etc. by tenant

5) Remove existing elevator doors and wall finishes in the high rise, high mid-rise, & low mid-rise elevator lobbies and replace with _ gypsum board walls

		1) Remove all existing display boards, demising walls to towers, etc. 2) Remove exterior _ cladding on east and west façade: remove interior engineered masonry walls.	1) Stairs 3 thru 12 including walls, doors etc. 2) Remove Escalators to 5th floor including walls.

1) Pour new in-fill slabs in voids after removal of stairs and escalators.

2) Rework existing toilets by tenant as noted in the diagrams; quality to match existing toilet rooms at 10 S. Wacker; ensure that the quantity is in accordance with the new occupancy requirements.

1) Install new windows to match existing lower façade. 2) Install horizontal granite _ cladding above the windows to match tower_

1) Construct new stairs in existing shaft of stair # 11 and 12 / or re-configure existing stairs with new stairs coming from 7th floor above.

2) Install two new elevator entrances south of existing Elevator #3.

3) Pour new in-fill stairs after removal of stairs and escalators.

4) Expand existing toilets between mid and high rise elevator lobbies to meet new occupancy requirements by tenant. Finishes for the floors, walls and ceiling to match with the existing.

4th Level

1) Remove stairs # 4, 5, and 6 from inside the _ concrete walls, raised stair enclosure and existing room side finishes. Remove existing exit doors and replace with 2 hr fire rated _.

2) Stair (# 10) @ east end; Retain concrete walls.

3) Remove escalators from 3rd floor.

4) Remove Bridge across escalator_

		1) Remove exterior granite cladding on east and west facade; remove interior engineered masonry walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 5th floor including the walls.

1) Floor constructions for closing void due to removal of stairs # 4, 5 and _. Install concrete deck formwork from 3rd floor below. Pour concrete floor deck from 5th floor above.

2) Pour new in-fill slabs in voids after removal of stairs and escalators.

3) Renovate existing toilets to match quality of toilets in the North Tower.

1) Install new windows to match existing lower facade. 2) Install horizontal granite spandrel cladding above the windows to match tower spandrels.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs after removal of stairs and escalators. Finish floor to match existing.

SCHEME F-1: DESCRIPTION OF WORK	FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC	A-1
CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘A’	DATE: 08/23/2007

Floors	DEMOLITION			CONSTRUCTION
	30 S. Wacker	Trading Halls	10 S. Wacker	30 S. Wacker	Trading Halls	10 S. Wacker

5th Level

1) Stairs (# 4, 5 and 6) @west end: Retain concrete walls.

2) Stair (# 10) @ east end: Retain concrete walls.

3) Remove______ to 7th floor.

4) Remove all existing toilets including walls, fixtures, finished, ceiling, related MEP items etc. by tenant.

		1) Remove exterior granite cladding on ______ and west facade; remove interior engineered _______ walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 7th and 5th floor including walls.

1) Pour new in-fill slab in _____ after removal of stairs and escalators.

2) Construct new toilets by tenant in between the high mid-rise and high rise elevator lobbies. ___________ for the floors, walls and ceiling to match quality of toilets at the North Tower.

1) Install new windows to match existing tower facade.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs in _____ after removal of stairs and escalators.

6th Level	1) Stairs (# 4, 5 and 6) @ west end: Retain concrete walls. 2) Stair (# 10) @ east end: Retain concrete walls. 3) Remove______ to 7th floor.	N/A	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 7th floor including walls.	1) Pour new in-fill slabs in _____ after removal of stairs and escalators. 2) Renovate of existing toilets to match quality of toilets in the North Tower.	N/A

1) Construct new stairs south of Elevator # 4; Relocate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs in _____ after removal of stairs and escalators.

7th Level

1) Stairs (# 4, 5 and 6) @ west end: Retain concrete walls.

2) Stair (# 10) @ east end: Retain concrete walls.

3) Remove______ to 5th floor.

4) Remove all existing toilets including walls, fixtures, _____, ceiling, related MEP items etc. by tenant.

5) Remove existing elevator doors in the high and high mid and low ___ elevators; Replace with _______ ________ board walls.

		1) Remove all existing raised flooring display boards, _______ walls to towers, etc. 2) Remove exterior granite cladding on ______ and west facade; remove interior engineered _______ walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 5th floor along with the walls. 3) Reprogram elevator # 3 to not _________ floors 7 thru 10

1) Pour new in-fill slabs in _____ after removal of stairs and escalators. Finish floor to match existing.

2) Construct new toilets by tenant in the existing lobby of high mid and high rise elevators. All the finishes for the floors, walls and ceiling to match quality of toilets at the North Tower.

1) Install new windows to match existing tower facade. 2) Install horizontal granite spandrel cladding above the windows to match tower spandrels.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Provide openings for overrun for two new elevators south of existing Elevator # 3.

3) Expand existing toilets to meet new occupancy requirements by tenant. Finishes for the floors, walls and ceiling to match existing.

4) Pour new in-fill slabs in _____ after removal of stairs and escalators.

8th Level	1) Stair (# 6) @ west end including walls, etc. 2) Stair (# 10) @ east end including walls, etc Re-locate ____ around the stairs, if required. 3) Remove______ around the escalator well.	1) Remove exterior granite cladding on ______ and west facade; remove interior engineered _______ walls.	1) 3) Reprogram elevator # 3 to not serve floors 7 thru 10

1) Pour new in-fill slab in _____ after removal of stairs and escalators.

2) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (#4, 5, 5A, 6, 7, 8 & 9) for floors 8, 9 & 10.

					1) Install new windows to match existing tower facade. 2) Install horizontal granite spandrel cladding above the windows to match tower spandrels.	1) Construct new Elevator Machine Room in the Low-Rise Elevator Lobby for the two new elevators, including hoist _______, power etc. The controllers for elevators to be located along with the controllers for the existing elevator # 3.

9th Level	N/A	1) Remove exterior granite cladding on ______ and west facade; remove interior engineered _______ walls.	1) 3) Reprogram elevator # 3 to not serve floors 7 thru 10	1) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (#4, 5, 5A, 6, 7, 8 & 9) for floors 8, 9 & 10.	1) Install new windows to match existing tower facade. 2) Install horizontal granite spandrel cladding above the windows to match tower spandrels.	N/A

10th Level	N/A	N/A	1) 3) Reprogram elevator # 3 to not serve floors 7 thru 10	1) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (#4, 5, 5A, 6, 7, 8 & 9) for floors 8, 9 & 10.	N/A	N/A

GENERAL NOTES (INCLUDED IN LANDLORD’S OPERATING BUDGET, SUBJECT TO SECTION 4.2(B)

A) Perimeter Heat Controllers - energy server controllers in disrepair and require replacement (should be VFD on a BAS system)

B) Domestic water system needs to be repaired so that water pressure and delivery at all floors perform adequately and consistently (Pressure Reduction Values require repair)

C) Electrical switch gear requires inspection and possibly repair at buss connection points to avoid further outages.

N/A

A) Perimeter Heat Controllers - energy server controllers in disrepair and require replacement (should be VFD on a BAS system)

B) Low-Rise Fans - Airflow Improperinsufficient to lower floors (2 & 3) during hot/humid weather (outdoor air temperature exceeding 88 degrees)

SCHEME F-1: DESCRIPTION OF WORK	FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC	A-2
CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘E’	DATE: 08/23/2007

Floors	DEMOLITION			CONSTRUCTION
	30 S. Wacker	Trading Halls	10 S. Wacker	30 S. Wacker	Trading Halls	10 S. Wacker

Lower Lobby		N/A	1) Scissor stairs (#11,12 and 14) @ west end; Retain exterior walls.	1) Reprogram low-mid-____ Elevators # 4, 5, 5A, 6, 7, 8 & 9 to serve Floors LL & 8 thru 21.	N/A

1) Construct new stair in the same location as Stair # 11 & 12 going down to P.1 level below. Relocate existing MEP equipment or piping @ P.1 level to accommodate new stairs.

2) Construct elevator entrances and pits for the two new elevators in the same location as stair # 14.

3) Reprogram Elevator # 3 to not serve this floor.

4) Reprogram Elevators # 1, 2 & 4 to serve Floors LL, 8, 9 and 10.

Upper Lobby	1) Remove _______ to 3rd floor.	N/A

1) Scissor stairs (#11, and 12) @ west end; Retain exterior walls.

2) Scissor stairs (3, 4, 5 and 8) and ___________ stairs located west of column line 8; Retain stairs and exterior walls located east of column line 8.

3) Remove north rolling @ service ___________ # 123.

4) Remove portion of west wall @ Stair # 2 to install a new door.

1) Construct new _____________ floor @ low rise elevator lobby. Floor finishes to match existing and relocate rolling to the south end.

2) Construct openings with new elevator doors to access Elev. # 1, 2 and 3 @ U.L

3) Repair flooring and ________ at termination of escalator with ____ and finish flooring to match existing, install new rolling to align with existing.

4) Program low-rise Elevators # 1, 2 & 3 to serve Floors UL thru 7.

N/A

1) Construct new stair in the same location as Stair # 11 & 12 going down to lower level below. or Re-configure existing stair with new stairs corning from floor above.

2) Pour partial slab west of Stair # 1 and 2 for access to the exit stairs. Also, construct new door to access Stair # 2.

3) Install two new elevators and entrances in the _____ location as Stair # 11 on the south side of existing Elevator # 3.

4) Pour new in-fill slabs in voids after removal of stairs.

5) Program 2 new elevators & Elevator # 3 to serve Floors UL thru 7.

2nd Level	1) Scissor stairs (# 4, 5, 6 and 7) @ west end; Retain concrete walls. 2) Scissor stairs (#10 and 11)@ east end; Retain concrete walls. 3) Remove escalators.	N/A	1) Stairs 3 thru 12 including walls, doors etc.	1) Pour new concrete in-fill slab after removal of stairs and escalators. 2) Renovate Upgrade ________ ______ to match with the finishes of toilets in the North Tower (10 S. Wacker).	N/A

1) Construct new stairs in existing shaft south of Elev. # 4 that transfer to new stair on the west side of the new elevators.

2) Install two new elevator entrances in the same location as Stair # 11 south of existing Elevator # 3.

3) Pour new in-fill slabs in voids after removal of stairs 3 thru 12.

3rd Level

1) Scissor Stairs (# 4, 5, 6 and 7) @ west end; Retain concrete walls.

2) Scissor stairs (# 10 and 11) @ east end; Retain concrete walls.

3) Remove escalators from upper level.

4) Remove all exiting toilets including walls, fixtures, finishes, ceiling, related MEP items. etc. by tenant.

5) Remove existing elevator doors and wall finishes in the high rise, high mid-rise, and low mid-rise elevator lobbies to replace with fire-rated gypsum board walls.

		1) Remove all existing raised flooring, display boards, demising walls to towers, etc. 2) Remove exterior granite cladding at both east and west façade, then remove interior engineered ______ walls.	1) Stairs 3 thru 12 including walls, doors etc. 2) Remove Escalators to 5th floor along with the walls.

1) Pour new in-fill slab in voids after removal of stairs and escalators.

2) Rework existing toilets by tenant as noticed in the diagrams; quality to match existing toilet rooms at 10 S. Wacker; ensure that the quantity is in accordance with the new occupancy requirements.

1) Install new windows to match existing tower facade. 2) Install horizontal granite cladding ____ the windows to match tower spandrels.

1) Construct new stairs in existing shaft of stair # 11 and 12/ or re-configure existing stairs with new stairs coming from 7th floor above.

2) Install two new elevator entrances south of existing Elevator # 3.

3) Pour new in-fill slabs after removal of stairs end escalators.

4) Expand existing toilets between mid and high rise elevator lobbies to meet new occupancy requirements by tenant. All the finishes for the floors, walls and ceiling to match with the existing.

4th Level

1) Remove stairs # 4, 5, and 6 from inside the _______, retain concrete walls, ________ stair enclosure and existing room side finishes. Remove existing exit doors and replace with 2 hr fire rated __________.

2) Stair (# 10) @ east end; Retain concrete walls.

3) Remove escalators from 3rd floor.

4) Remove Bridge across escalator wall.

		1) Remove exterior granite cladding at both east and west façade, then remove interior engineered ______ walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 5th floor along with the walls.

1) Floor construction for closing void due to removal of stairs # 4, 5 and 6, install concrete deck ___________ from 3rd floor below. Pour concrete for deck from 5th floor above.

2) Pour new in-fill slabs in voids after removal of stairs and escalators.

3) Renovate existing toilets to match quality of toilets in the North Tower.

1) Install new windows to match existing facade at the towers. 2) Install horizontal granite cladding ___ the windows to match tower spandrels.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs after removal of stairs and escalators. Finish floor to match existing.

SCHEME F-2: DESCRIPTION OF WORK	FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC	A-3
CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘A’	DATE: 08/23/2007

Floors	DEMOLITION			CONSTRUCTION
	30 S. Wacker	Trading Halls	10 S. Wacker	30 S. Wacker	Trading Halls	10 S. Wacker

5th Level

1) Stairs (# 4, 5 and 6) @ west end; Retain concrete walls

2) Stair (# 10) @ east end; Retain concrete walls.

3) Remove escalators to 7th floor.

4) Remove all existing toilets including walls, fixtures, finishes, ceiling, related MEP items etc. by tenant.

		1) Remove exterior granite cladding at both east and west façade, then remove interior engineered masonry walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 7th and 5th floor along with the walls.

1) Pour new in-fill slab in voids after removal of stairs and escalators.

2) Construct new toilets by tenant in between the high mid-rise and high rise elevator lobbies. All the finishes for the floors, walls and ceiling to match with the finishes of toilets at the North Tower.

1) Install new windows to match existing facade at the towers. 2) Install horizontal granite cladding bet’n the windows to match tower granite spandrels.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs in voids after removal of stairs end escalators.

6th Level	1) Stairs (# 4, 5, and 6) @ west end; Retain concrete walls. 2) Stair (# 10) @ east end; Retain concrete walls. 3) Remove escalators to 7th floor.	N/A	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 7th floor along with the walls.	1) Pour new in-fill slab in voids after removal of stairs and escalators. 2) Renovate existing toilets to match with the finishes of toilets in the North Tower.	N/A

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Pour new in-fill slabs in voids after removal of stairs and escalators.

7th Level

1) Stairs (# 4, 5, and 6) @ west end; Retain concrete walls

2) Stair (# 10) @ east end; Retain concrete walls.

3) Remove escalators to 5th floor.

4) Remove all existing toilets including walls, fixtures, finishes, ceiling, related MEP items etc. by tenant.

5) Remove existing elevator doors in the high rise and high mid-rise elevator lobby. Replace with fire-rated gypsum board walls.

		1) Remove all existing raised flooring, display boards, demising walls to towers, etc. 2) Remove exterior granite cladding at both east and west façade, then remove interior engineered masonry walls.	1) Stairs 3 thru 10 including walls, doors etc. 2) Remove Escalators to 5th floor along with the walls.

1) Pour new in-fill slabs in voids after removal of stairs and escalators. Finish floor to match existing.

2) Construct new toilets by tenant in the existing lobby of high mid-rise and high rise elevators. All the finishes for the floors, walls and ceiling to match with the finishes of toilets at the North Tower.

1) Install new windows to match existing facade at the towers. 2) Install horizontal granite cladding bet’n the windows to match tower granite spandrels.

1) Construct new stairs south of Elevator # 4; Re-locate existing mechanical shaft.

2) Install two new elevator entrances on the south side of existing Elevator # 3.

3) Expand existing toilets to meet new occupancy requirements by tenant. All the finishes for the floors, walls and ceiling to match with the existing.

4) Pour new in-fill slabs in voids after removal of stairs and escalators.

8th Level	1) Stair (# 6) @ west end including walls, etc. 2) Stair ( # 10) @ east end including walls, etc Re-locate ______ around the stairs, if required. 3) Remove railing around the escalator well	1) Remove exterior granite cladding at both east and west façade, then remove interior engineered masonry walls.	1) Reprogram Elevator # 3 to not serve floors 8 thru 10

1) Pour new in-fill slabs in voids after removal of stairs and escalators. Finish floor to match existing.

2) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (#4, 5, 5A, 6, 7, 8, & 9) for floors 8, 9 & 10.

					1) Install new windows to match existing facade at the towers. 2) Install horizontal granite cladding bet’n the windows to match tower granite spandrels.	1) Overrun for two new elevators on the south side of existing Elevator # 3.

9th Level	N/A	1) Remove exterior granite cladding at both east and west façade, then remove interior engineered masonry walls.	1) Reprogram Elevator # 3 to not serve floors 8 thru 10	1) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (# 4, 5, 5A, 6, 7, 8, & 9) for floors 8, 9 & 10.	1) Install new windows to match existing facade at the towers. 2) Install horizontal granite cladding bet’n the windows to match towers granite spandrels.	1) Construct new Elevator Machine Room in the Low-Rise Elevator Lobby for the two new elevators, including hoist beams, power etc. The controllers for the new elevators to be located along with the controllers for the existing elevator # 3.

10th Level	N/A	N/A	1) Reprogram Elevator # 3 to not serve floors 8 thru 10	1) Construct new openings & install new doors & frames, lights, etc. for low-mid-rise elevators (# 4, 5, 5A, 6, 7, 8, & 9) for floors 8, 9 & 10.	N/A	N/A

GENERAL NOTES (INCLUDED IN LANDLORD’S OPERATING BUDGET, SUBJECT TO SECTION 4.2(B)

A) Perimeter Heat Controllers - energy saver controllers in disrepair and require replacement (should be VFD on a BAS system)

B) Domestic water system needs to be repaired so that water pressure and delivery at all floors perform adequately and consistently (Pressure Reduction Values require repair)

C) Electrical switch gear requires inspection and possibly repair at buss connection points to avoid further outages.

N/A

A) Perimeter Heat Controllers - energy saver controllers in disrepair and require replacement (should be VFD on a BAS system)

B) Low-Rise Fans - Airflow Improper insufficient to lower floors (2 & 3) during hot/humid weather (outdoor air temperature exceeding 88 degree)

SCHEME F-2: DESCRIPTION OF WORK	FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC	A-4
CMEC REDEVELOPMENT PROJECT: EXHIBIT ‘E’	DATE: 08/23/2007

CONSTRUCT NEW STEEL STAIRS CONNECTING THE UPPER LEVEL FLOOR TO P-1 LEVEL
RE-LOCATE EXISTING MECHANICAL/PLUMBING EQUIPMENT OR PIPING @ P1 LEVEL TO ACCOMMODATE NEW STAIRS (V.I.F.)
REMOVE A PORTION OF CONCRETE WALL TO CONNECT TO EXISTING STAIR

SCHEME F-1 & F-2: P-1 LEVEL PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 05/23/2007

A-5

* RE-LOCATE EXISTING MECHANICAL/PLUMBING EQUIPMENT OR PIPING @ P1 LEVEL TO ACCOMMODATE NEW STAIRS (V.I.F.)
** EXISTING STAIRS & PERIMETER EXTERIOR WALLS TO REMAIN FOR LOWER LEVEL & UPPER LOBBY FLOORS ONLY
NOTE: ALL WORK BY LANDLORD UNLESS OTHERWISE SPECIFIED.
RETAIN STAIRS & RETAIN SURROUNDING PERIMETER WALLS **
CONSTRUCT NEW STEEL STAIRS CONNECTING THE 2ND FLOOR TO P-1 LEVEL (BASEMENT FLOOR) BELOW*
ELEVATOR PITS FOR 2 NEW ELEVATORS TO SERVE UL-6 OR 7 ABOVE BY REMOVING THE EXISTING STAIRS FROM LOWER LOBBY (PLAZA) LEVEL TO P1 LEVEL BELOW
REPROGRAM ELEV. NO. 3 TO SERVE FLOORS UL THRU 6 OR 7 (SCHEME DEPENDENT)
PROGRAM ELEV. (# 1,2, & 4) TO SERVE FLOORS LL,7,8,9,10 (SCHEME F1) OR FLOORS LL,8,9,10 (SCHEME F2)
MAINTAIN PEDESTRIAN ACCESS AND CIRCULATION THRU THIS SPACE AT ALL TIMES DURING CONSTRUCTION
PROGRAM ELEVATORS TO SERVE LL THRU 6 OR 7 (SCHEME DEPENDENT)
EXISTING STAIRS TO REMAIN FOR ALL FLOORS
RETAIN STAIRS; RETAIN EXTERIOR PERIMETER WALLS **
REMOVE STAIRS; RETAIN SURROUNDING PERIMETER WALLS; PROVIDE MEP-FP FOR NEW ADDED AREAS

A-6

SCHEME F-1 & F-2: LOWER LOBBY PLAN

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

DATE: 08/23/2007

** EXISTING STAIRS & PERIMETER EXTERIOR WALLS TO REMAIN FOR LOWER LEVEL & UPPER LOBBY FLOORS ONLY
REMOVE STAIRS AND REPLACE WITH NEW STEEL STAIRS FROM 2nd FLOOR THRU P-1 LEVEL (BASEMENT) OR RE-CONFIGURE EXISTING STAIR W/ NEW STAIRS COMING FROM FLOOR ABOVE *
REMOVE EXISTING STAIRS & INSTALL 2 (TWO) NEW ELEVATORS, ENTRANCES, CALL BUTTONS, HALL LANTERNS & LIGHTS TO MATCH EXISTING (TYPICAL THROUGHOUT). FINISH INTERIORS OF CAB WITH STAINLESS STEEL PANELS TO MATCH THE LOW-RISE ELEVATORS AT 30 S. WACKER
INTEGRATE CONTROLLERS FOR THE 2 NEW ELEVATORS TO MATCH WITH EXISTING ELEVATOR # 3
REPLACE INTERIOR FINISHES OF CAB WITH S.S. PANELS TO MATCH WITH THE LOW-RISE ELEVATORS AT 30 S. WACKER
RETAIN STAIRS; RETAIN EXTERIOR WALLS **
CME ELEVATORS
REPAIR AND REPLACE GRANITE FLOORING AND FASCIA AT TERMINATION OF ESCALATOR W/ SLAB TO MATCH EXISTING; INSTALL NEW RAILING TO MATCH AND ALIGN W/ EXISTING RAILING
REMOVE ESCALATORS TO 3RD FLOOR
POUR PARTIAL NEW SLAB FOR ACCESS TO EXIT STAIRS
REMOVE EXISTING WALL
CONSTRUCT NEW WALL AND RE-USE EXISTING TO MATCH FINISH IN THE LOBBY
OPEN WALLS TO INSTALL DOOR TO ACCESS STAIRS
REMOVE STAIRS AND WALLS; POUR NEW IN-FILL SLABS IN VOIDS
EXISTING WALLS AND FINISHES TO REMAIN
REPLACE LIGHTING TO MATCH NEW STANDARDS
CME ELEVATORS
FLOORING TO MATCH WITH EXISTING GRANITE FLOORING
CONSTRUCT NEW WALLS TO MATCH THE S.S. AND GLASS FINISH WALLS @ 30 S. WACKER
CONSTRUCT NEW FLOOR FOR ACCESS TO ELEVATORS @ UPPER LOBBY; OPEN WALLS FOR ACCESS TO ELEVATORS W/ NEW DOORS AND FRAMES
EXISTING STAIRS TO REMAIN FOR ALL FLOORS
RETAIN STAIRS; RETAIN EXTERIOR PERIMETER WALLS **
REMOVE STAIRS AND POUR NEW IN-FILL SLAB IN VOIDS; RETAIN SURROUNDING PERIMETER WALLS; PROVIDE MEP-FP FOR NEW ADDED AREAS

SCHEME F-1 & F-2: UPPER LOBBY PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-7

GENERAL NOTE:
1. PROVIDE MEP-FP FOR NEW ADDED AREAS
NO WORK IN THIS AREA
REMOVE STAIRS; RETAIN CONCRETE WALLS; POUR NEW IN-FILL SLABS IN VOIDS.
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
REMOVE ESCALATORS FROM UPPER LOBBY LEVEL THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB; PROVIDE CELLULAR ELECTRIFIED DECK FOR ELECTRICAL CONDUITS UNDERNEATH THE NEW FLOOR;
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
CMC ELEVATORS
REMOVE STAIRS; RETAIN CONCRETE WALLS; POUR NEW IN-FILL SLABS IN VOIDS.
NEW STEEL STAIR ADDITION FROM 2ND FLOOR TO P1 LEVEL BELOW
CMC ELEVATORS
REMOVE EXISTING STAIRS & REPLACE W/ 2 (TWO) NEW ELEVATOR ENTRANCES AND HALL CALL BUTTONS AND LIGHTS.
TRANSFER OF STAIRS TO WEST SIDE OF NEW ELEVATORS
REMOVE EXISTING STAIRS AND REPLACE WITH NEW STEEL STAIRS FROM 7TH FLOOR TO 2ND FLOOR
PROVIDE MEP-FP FOR NEW ADDED FLOOR AREAS
REMOVE STAIRS AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS IN VOIDS
NO WORK IN THIS AREA

SCHEME F-1 & F-2: 2ND FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-8

GENERAL NOTE:
1. PROVIDE MEP-FP FOR NEW ADDED AREAS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS/RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS, SEE NOTE FOR FLOOR CONSTRUCTION ON 4TH FLOOR PLAN, SHEET #A-10
CLOSE OPENINGS TO ELEV. 4,5,6,6A,5,7,7A; CONSTRUCT NEW FIRE RATED GYPSUM WALL; EXISTING GRANITE WALLS TO REMAIN; RE-USE ELEVATOR DOORS, FRAMES, AND OPERATORS.
REWORK EXISTING TOILETS; QUALITY TO MATCH EXISTING TOILET ROOMS AT 10 S. WACKER; ENSURE THAT THE QUANTITY IS IN ACCORDANCE WITH THE NEW OCCUPANCY REQUIREMENT BY TENANT
CLOSE OPENINGS TO ELEV. # 10,11,12,13, & 14; CONSTRUCT NEW FIRE RATED GYPSUM WALL; EXISTING GRANITE WALLS TO REMAIN; RE-USE ELEVATOR DOORS, FRAMES, AND OPERATORS.
REMOVE ESCALATORS FROM UPPER LOBBY LVL. THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB.
REMOVE EXISTING TOILET ROOMS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT.
CLOSE OPENINGS TO ELEV. # 15,16,17,18,19,20; CONSTRUCT NEW FIRE RATED GYPSUM WALL.
CME ELEVATORS
REWORK EXISTING TOILETS; QUALITY TO MATCH EXISTING TOILET ROOMS AT 10 S. WACKER; ENSURE THAT THE QUANTITY IS IN ACCORDANCE WITH THE NEW OCCUPANCY REQUIREMENT BY TENANT
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS/RETAIN CONC. WALL; POUR NEW IN-FILL SLAB IN VOIDS
SEE NOTES BELOW FOR EAST FACADE
REMOVE DISPLAY BOARDS AND DEMISING WALLS TO TOWERS. RAISED FLOORING, CEILING LIGHTS, AND FINISHES TO REMAIN.
2 (TWO) NEW ELEVATOR SHAFTS, ENTRANCES, CALL BUTTONS, HALL LANTERNS AND LIGHTS.
CME ELEVATORS
REMOVE EXISTING STAIRS & REPLACE W/ NEW STEEL STAIRS (OR RE-CONFIGURE EXISTING STAIRS W/ NEW STEEL STAIRS COMING FROM 7TH FLOOR ABOVE
REMOVE STAIRS; POUR NEW IN-FILL SLABS BY OWNER; EXPAND EXISTING TOILET ROOMS TO MEET NEW OCCUPANCY REQUIREMENTS BY TENANT; MATCH QUALITY OF TOILET ROOMS AT 10 S. WACKER BY TENANT; PROVIDE NEW ACCESS TO EXPANDED TOILETS FROM SOUTH SIDE OF CORE BY TENANT
REMOVE STAIRS, WALLS AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS
NOTES:
1. 3RD AND 7TH FLOOR - 20 S. WACKER: EXTEND VERTICAL MECHANICAL RISERS AT PERIMETER FROM CEILING TO RAISED FLOOR AREA.
2. FIRE PROTECTION MODIFICATIONS BY TENANT ON 3RD AND 7TH FLOOR.
3. PROVIDE BASEBOARD HEATERS AT PERIMETER WINDOW WALLS @ TRADING FLOOR AREAS
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE W/ NEW IN-FILL SLABS BY LANDLORD
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

SCHEME F-1 & F-2: 3RD FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 06/23/2007

A-9

GENERAL NOTE:
1. PROVIDE MEP-FP FOR NEW ADDED AREAS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS # 4, 5, AND 6 FROM INSIDE THE STAIRWEL. RETAIN CONCRETE WALLS, RATED STAIR ENCLOSURE AND EXISTING ROOM SIDE FINISHES. REMOVE EXISTING EXIT DOORS AND REPLACE WITH 2 HR FIRE RATED PARTITION.
SEE NOTE BELOW FOR EAST FACADE
CME ELEVATORS
FLOOR CONSTRUCTION FOR CLOSING VOID DUE TO REMOVAL OF STAIRS # 4, 5 AND 6: INSTALL CONCRETE DECK FORMWORK FROM 3RD FLOOR BELOW. POUR CONCRETE FOR DECK FROM 5TH FLOOR ABOVE.
2 (TWO) NEW ELEVATOR SHAFTS, ENTRANCES, CALL BUTTONS, HALL LANTERNS AND LIGHTS.
CLOSE OFF OPENINGS TO ELEV. NO. (# 4,6,8,8)
RE-USE ELEVATOR DOORS, FRAMES, AND OPERATORS
RE-LOCATE EXISTING MECHANICAL AND REPLACE WITH NEW STEEL STAIRS FROM 7TH FLOOR TO 2ND FLOOR
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS, WALLS, AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS IN VOIDS; PROVIDE MEP-FP FOR THE NEW ADDED AREAS
REMOVE ESCALATORS FROM UPPER LOBBY LVL. THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB
REMOVE BRIDGE @ 4TH FLOOR
OPEN TO 3RD FLOOR BELOW
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLABS
CME ELEVATORS
EXISTING WINDOWS TO REMAIN
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS;RETAIN CONC. WALL; POUR NEW IN-FILL SLAB IN VOIDS.
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

SCHEME F-1 & F-2: 4TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-10

GENERAL NOTE:
1. PROVIDE MEP-FP FOR NEW ADDED AREAS
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS. SEE NOTE FOR FLOOR CONSTRUCTION ON 4TH FLOOR PLAN, SHEET # A-10
RELOCATED MECHANICAL SHAFT
REMOVE EXISTING TOILETS, WALLS, FIXTURES, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP) BY TENANT
NEW TOILET ROOMS BY TENANT TO MEET NEW OCCUPANCY; QUALITY TO MATCH EXISTING TOILET ROOMS @ 10 S. WACKER
REMOVE ESCALATORS FROM UPPER LOBBY LVL. THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB.
REMOVE EXISTING TOILETS, WALLS, FIXTURES, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP) BY TENANT
NEW TOILET ROOMS BY TENANT TO MEET NEW OCCUPANCY; QUALITY TO MATCH EXISTING TOILET ROOMS @ 10 S. WACKER
CME ELEVATORS
OPEN TO 3RD FLOOR BELOW
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLAB IN VOIDS AND THE CONCRETE WALLS TO BE CLADDED IN GYP. BD.
SEE NOTE BELOW FOR EAST FACADE
2 (TWO) NEW ELEVATOR SHAFTS, ENTRANCES, CALL BUTTONS, HALL LANTERNS, & LIGHTS.
CME ELEVATORS
EL
EL
RE-LOCATE EXISTING MECHANICAL AND REPLACE WITH NEW STAIRS FROM 7TH FLOOR TO 2ND FLOOR
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS, WALLS, AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS IN VOIDS
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

SCHEME F-1 & F-2: 5TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-11

GENERAL NOTE:

1. PROVIDE MEP-FP FOR NEW ADDED AREAS

2. ADD VFD'S TO 4 (FOUR) EXISTING SUPPLY AND RETURN FANS. RE-BALANCE THE EXISTING FLOOR FANS TO READJUST THE FLOWS. (SIMILAR ON 10TH FLOOR)

NO WORK IN THIS AREA
RELOCATED MECHANICAL SHAFT
MECHANICAL PLATFORMS
CME ELEVATORS
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
2 (TWO) NEW ELEVATOR SHAFTS, ENTRANCES, CALL BUTTONS, HALL LANTERNS, & LIGHTS.
RE-LOCATE EXISTING MECHANICAL SHAFT AND REPLACE W/ NEW STEEL STAIRS FROM 7TH FLOOR TO 2ND FLOOR
RELOCATED MECHANICAL SHAFT
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
REMOVE ESCALATORS FROM UPPER LOBBY LEVEL THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB.
REMOVE STAIRS, WALLS, AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLAB
2 FEEDS TO EXISTING FANS
UPGRADE EXISTING TOILET ROOMS TO MATCH QUALITY OF TOILET ROOMS @ 10 S. WACKER
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB
CME ELEVATORS
TRUSS SPACE
Telco
Comed
MECHANICAL PLATFORMS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
NO WORK IN THIS AREA

SCHEME F-1 & F-2: 6TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-12

GENERAL NOTE:
1. PATCH IN MEP FOR NEW ADDED AREAS
SEE NOTES BELOW FOR EAST FACADE
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
RELOCATED MECHANICAL SHAFT
REPROGRAM LOW-MID-RISE ELEV. NO. 4,5A,5,6,7,8,8A TO SERVE FLOORS 7 THRU 21; CONSTRUCT NEW OPENINGS AND INSTALL NEW DOORS & FRAMES FOR FLOORS 8,9,&10
REMOVE EXISTING TOILETS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
REMOVE ELEVATOR DOORS & FRAMES AND REPLACE W/ FIRE RATED GYPSUM WALLS
REMOVE ESCALATORS FROM UPPER LOBBY LVL. THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB
CONSTRUCT NEW TOILETS BY TENANT TO MEET NEW OCCUPANCY REQUIREMENTS; MATCH QUALITY OF TOILET ROOMS AT 10 S. WACKER
REMOVE ELEVATOR DOORS & FRAMES AND REPLACE W/ FIRE RATED GYPSUM WALLS; RE-USE ELEVATOR DOORS, FRAMES, AND OPERATORS.
REMOVE EXISTING TOILETS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
CLOSE OPENINGS TO ELEVATOR NO. 1, 2, & 3 AND CONSTRUCT NEW FIRE RATED GYPSUM WALL; RE-USE ELEVATOR DOORS, FRAMES AND OPERATORS. RE-PROGRAM ELEV. NO. 1,2,3 TO SERVICE FLOORS LL THRU 6TH
NOTES:
1. 3RD AND 7TH FLOOR - 20 S. WACKER EXTEND VERTICAL MECHANICAL RISERS AT PERIMETER FROM CEILING TO RAISED FLOOR AREA.
2. FIRE PROTECTION MODIFICATIONS BY TENANT ON 3RD AND 7TH FLOOR.
3. PROVIDE BASEBOARD HEATERS AT PERIMETER WINDOW WALLS @ TRADING FLOOR AREAS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
OVERRUN FOR NEW ELEVATORS
REMOVE EXISTING TOILET ROOMS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
RE-LOCATE EXISTING MECHANICAL SHAFT AND REPLACE W/ NEW STEEL STAIRS FROM 7TH FLOOR TO 2ND FLOOR
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS, WALLS AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS
REMOVE STAIRS; POUR NEW IN-FILL SLABS BY OWNER; EXPAND EXISTING TOILET ROOMS TO MEET NEW OCCUPANCY REQUIREMENTS BY TENANT; MATCH QUALITY OF TOILET ROOMS AT 10 S. WACKER BY TENANT PROVIDE NEW ACCESS TO EXPANDED TOILETS FROM SOUTH SIDE OF CORE BY TENANT
REMOVE EXISTING TOILET ROOMS WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
REMOVE RAISED FLOORING, DISPLAY BOARDS, DEMISING WALLS TO TOWERS, ETC. (CEILING LIGHTS AND FINISHES TO REMAIN)
REPROGRAM ELEV. NO. 3 TO SERVE FLOORS LL THRU 6
REPROGRAM ELEV. NO. 1, 2 & 4 TO SERVE LL, 7,8, 9 & 10
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE W/ NEW IN-FILL SLABS BY LANDLORD
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

A-13

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC.

DATE: 08/23/2007

SCHEME F-1: 7TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

GENERAL NOTE:
1. PATCH IN MEP FOR NEW ADDED AREAS
SEE NOTES BELOW FOR EAST FACADE
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
RELOCATED MECHANICAL SHAFT
REPROGRAM LOW-MID-RISE ELEV. NO. 4,5A,5,6,7,8,8A TO SERVE FLOORS 8 THRU 21; CONSTRUCT NEW OPENINGS & INSTALL NEW DOORS & FRAMES FOR FLOORS 8,9,10
REMOVE EXISTING TOILETS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
REMOVE ELEVATOR DOORS & FRAMES AND REPLACE W/ FIRE RATED GYPSUM WALLS
REMOVE ESCALATORS FROM UPPER LOBBY LVL. THRU 7TH FLOOR AND REPLACE WITH NEW IN-FILL SLAB
CONSTRUCT NEW TOILETS BY TENANT TO MEET NEW OCCUPANCY REQUIREMENTS; MATCH QUALITY OF TOILET ROOMS AT 10 S. WACKER
REMOVE ELEVATOR DOORS & FRAMES AND REPLACE W/ FIRE RATED GYPSUM WALLS; RE-USE ELEVATOR DOORS, FRAMES, AND OPERATORS.
REMOVE EXISTING TOILETS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
RE-PROGRAM ELEV. NO. 1,2,4A TO SERVICE U.L.L. THRU 7TH
NOTES:
1. 3RD AND 7TH FLOOR - 20 S. WACKER EXISTING VERTICAL MECHANICAL RISERS AT PERIMETER FROM CEILING TO RAISED FLOOR AREA.
2. FIRE PROTECTION MODIFICATIONS BY TENANT ON 3RD AND 7TH FLOOR.
3. PROVIDE BASEBOARD HEATERS AT PERIMETER WINDOW WALLS @ TRADING FLOOR AREAS
CME ELEVATORS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
2 NEW ELEVATORS SHAFTS, ENTRANCES, CALL BUTTONS, HALL LANTERNS, & LIGHTS
REMOVE EXISTING TOILET ROOMS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
RE-LOCATE EXISTING MECHANICAL SHAFT AND REPLACE W/ NEW STEEL STAIRS FROM 7TH FLOOR TO 2ND FLOOR
CME ELEVATORS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS, WALLS AND EXIT PASSAGEWAYS AND REPLACE WITH NEW IN-FILL SLABS
REMOVE STAIRS; POUR NEW IN-FILL SLABS BY OWNER;
EXPAND EXISTING TOILET ROOMS TO MEET NEW OCCUPANCY REQUIREMENTS BY TENANT; MATCH QUALITY OF TOILET ROOMS AT 10 S. WACKER BY TENANT
PROVIDE NEW ACCESS TO EXPANDED TOILETS FROM SOUTH SIDE OF CORE BY TENANT
REMOVE EXISTING TOILET ROOMS, WALLS, FLOOR FINISHES, MEP ITEMS ETC. AS REQ'D (TYP.) BY TENANT
REMOVE RAISED FLOORING ABOVE BASE ELEVATION +81'-2" (C.C.D.), DISPLAY BOARDS, DEMISING WALLS TO TOWERS, ETC. AND REPLACE VOIDS WITH NEW IN-FILL RAISED FLOORING TO MATCH EXISTING. (CEILING LIGHTS AND FINISHES TO REMAIN)
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)
REPROGRAM ELEV. NO. 3 TO SERVE FLOORS U.L THRU 7
REPROGRAM ELEV. NO. 1, 2 & 4 TO SERVE L.L. 8, 9 & 10
REMOVE ESCALATORS FROM 3RD THRU 7TH FLOOR AND REPLACE W/ NEW IN-FILL SLABS BY LANDLORD

SCHEME F-2: 7TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'E'

A-14

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

GENERAL NOTE:
1. PROVIDE MEP-FP FOR NEW ADDED AREAS
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
SEE NOTE BELOW FOR EAST FACADE
REPROGRAM LOW-MID-RISE ELEV. NO. 4,5A,5,6,7,8,&9 TO SERVE FLOORS 6 THRU 21; CONSTRUCT NEW OPENINGS & INSTALL NEW DOORS & FRAMES FOR FLOORS 8,9,&10; INSTALL NEW CALL BUTTONS AND HALL LANTERNS.
POUR NEW IN-FILL SLAB IN LEVEL W/ EXISTING SLAB ELEVATION
OPEN TO 7TH FLOOR BELOW
CLOSE OPENINGS TO ELEVATOR NO. 1,2,&3. CONSTRUCT NEW FIRE RATED GYPSUM WALL; REUSE ELEVATOR DOORS, FRAMES AND OPERATORS
RELOCATED MECHANICAL SHAFT
REMOVE STAIRS; RETAIN CONC. WALL; POUR NEW IN-FILL SLABS IN VOIDS.
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

SCHEME F-1 & F-2: 8TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-15

GENERAL NOTE:

1. PROVIDE MEP-FP FOR NEW ADDED AREAS

SEE NOTE BELOW FOR EAST FACADE
ELEVATOR MACHINE ROOM FOR NEW ELEVATORS; CONTROLLERS FOR THE NEW ELEVATORS TO BE LOCATED ALONG WITH THE CONTROLLERS FOR THE EXISTING ELEVATOR # 3 (SCHEME F-2)
REPROGRAM LOW-MID-RISE ELEV. NO. 4,5A,5,6,7,8,&9 TO SERVE FLOORS 6 THRU 21; CONSTRUCT NEW OPENINGS & INSTALL NEW DOORS & FRAMES FOR FLOORS 8,9,&10; ALSO INSTALL NEW CALL BUTTONS AND HALL LANTERNS.
REPROGRAM ELEV. NO. 1, 2 & 4 TO SERVE FLOORS LL,7,8,9,10 (SCHEME F1) OR FLOORS LL,8,9,10 (SCHEME F2)
OPEN TO 7TH FLOOR BELOW
CLOSE OPENINGS TO ELEVATOR NO. 1, 2 & 3. CONSTRUCT NEW FIRE RATED GYPSUM WALL; RE-USE ELEVATOR DOORS , FRAMES, AND OPERATORS
REMOVE EXISTING EXTERIOR GRANITE CLADDING @ TRADING FLOORS 3,4,5,7,8, & 9 INCLUDING THE INTERIOR ENGINEERED MASONRY WALLS AND REPLACE W/ NEW WINDOWS AND GRANITE SPANDRELS TO MATCH TOWER FACADE (SIMILAR FOR WEST FACADE)

SCHEME F-1 & F-2: 9TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-16

REPROGRAM LOW-MID-RISE ELEV. NO. 4,5A,5,6,7,8,8B
TO SERVE FLOORS 5 THRU 21; CONSTRUCT NEW OPENINGS
& INSTALL NEW DOORS & FRAMES FOR FLOORS 6,9,&10
ALSO INSTALL NEW CALL BUTTONS AND HALL LANTERNS.
REPROGRAM ELEV. NO. 1, 2 & 4 TO
SERVE FLOORS
LL,7,8,9,10 (SCHEME F1)
OR FLOORS LL,8,9,10 (SCHEME F2)
CLOSE OPENINGS TO ELEVATOR NO. 1, 2 & 3.
CONSTRUCT NEW FIRE RATED GYPSUM WALL;
RE-USE ELEVATOR DOORS, FRAMES AND OPERATORS
FAN ROOM
FAN ROOM

SCHEME F-1 & F-2: 10TH FLOOR PLAN

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-17

OUTLINE OF TOWER ABOVE
19TH FLOOR
18TH FLOOR
17TH FLOOR
16TH FLOOR
15TH FLOOR
14TH FLOOR
13TH FLOOR
12TH FLOOR
11TH FLOOR
M-2 MECHANICAL
M-1 MECHANICAL
10TH FLOOR
9TH FLOOR
8TH FLOOR
7TH FLOOR
6TH FLOOR
5TH FLOOR
4TH FLOOR
3RD FLOOR
2ND FLOOR
LOWER LOBBY
Existing Truss
Office
Remove Escalators
Remove Stairs & Escalators
Install 2 new elevators and use 1 existing low-rise elevator for CME elevators**
INTERSTITIAL FLOOR
UPPER LOBBY
Construct new floor to access elevators at U.L.
Existing 3 Low-Rise elevators to be used for CME elevators*
30 S. WACKER (SOUTH TOWER)
20 S. WACKER
10 S. WACKER (NORTH TOWER)
CME ENTRANCE
* Existing Low-mid rise elevators will be lowered down to access floors 7 thru 10 @ 30 S. Wacker
** 3 of 4 existing Low-rise elevators will be used to access floor 7 thru 10 @ 10 S. Wacker
LEGEND:
CME SPACE
CME SUPPORT
EXISTING CORE
OTHER TENANTS

A-18

SCHEME F-1: SECTION DIAGRAM

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 05/23/2007

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
19TH FLOOR
18TH FLOOR
17TH FLOOR
16TH FLOOR
15TH FLOOR
14TH FLOOR
13TH FLOOR
12TH FLOOR
11TH FLOOR
M-2 MECHANICAL
M-1 MECHANICAL
10TH FLOOR
9TH FLOOR
8TH FLOOR
7TH FLOOR
6TH FLOOR
5TH FLOOR
4TH FLOOR
3RD FLOOR
2ND FLOOR
LOWER LOBBY
OUTLINE OF TOWER ABOVE
Existing Truss
Office
Remove Escalators
Remove Stairs & Escalators
Install 2 new elevators and use 1 existing low-rise elevator for CME elevators**
Construct new floor to access elevators at U.L.
Existing 3 Low-Rise elevators to be used for CME elevators*
INTERSTITIAL FLOOR
UPPER LOBBY
30 S. WACKER (SOUTH TOWER)
20 S. WACKER
CME ENTRANCE
10 S. WACKER (NORTH TOWER)
LEGEND:
CME SPACE
CME SUPPORT
EXISTING CORE
OTHER TENANTS

* Existing Low-mid rise elevators will be lowered down to access floors 8 thru 10 @ 30 S. Wacker
** 3 of 4 existing Low-rise elevators will be used to access floor 8 thru 10 @ 10 S. Wacker

A-19

SCHEME F-2: SECTION DIAGRAM

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 06/23/2007

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

20 S. WACKER
CME ENTRANCE
30 S. WACKER (SOUTH TOWER)
10 S. WACKER (NORTH TOWER)
6 high rise elevators
5 high mid rise elevators
7 low mid rise elevators
3 low rise elevators
8 mid rise elevators
8 high rise elevators

SCHEME F-1: ELEVATOR DIAGRAM

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-20

6 high rise elevators
5 high mid rise elevators
7 low mid rise elevators
3 low rise elevators
20 S. WACKER
CME ENTRANCE
3 low rise elevators (2 new + 1 existing)
3 low rise elevators
6 mid rise elevators
8 high rise elevators
30 S. WACKER (SOUTH TOWER)
10 S. WACKER (NORTH TOWER)

A-21

SCHEME F-2: ELEVATOR DIAGRAM

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

EXISTING

PROPOSED

CMEC REDEVELOPMENT PROJECT: EXHIBIT 'A'

FUJIKAWA JOHNSON GOBEL ARCHITECTS, INC

DATE: 08/23/2007

A-22

CME SCHEME F1
SCHEDULE

ID	Indicators	Task Name	Duration	Start	Finish
1		Develop Construction Documents	116 days?	Mon 8/27/07	Fri 2/1/08
2		Construction Contract	21 days?	Mon 2/4/08	Mon 3/3/08
3		Building Permit	85 days?	Mon 2/4/08	Fri 5/30/08
4		River Use Approval	61 days?	Mon 11/12/07	Mon 2/4/08
5		Material Procurement	261 days?	Wed 2/6/08	Mon 2/2/09
6		Mobilize/Start Construction	11 days?	Mon 6/16/08	Mon 6/30/08
7					
8		Demo Lower Trading Floor	49 days?	Tue 7/1/08	Fri 9/5/08
9		Demo Upper Trading Floor	46 days	Tue 9/2/08	Mon 11/3/08
10		Install Temporary Protection	46 days?	Mon 9/1/08	Sat 11/1/08
11		Demo Trading Floors Ext. Wall	106 days?	Mon 10/6/08	Fri 2/27/09
12		Install Lower Trading Fl Curtain Wall	50 days?	Mon 1/5/09	Fri 3/13/09
13		Install Upper Trading Fl Curtain Wall	45 days	Mon 3/16/09	Fri 5/15/09
14		Lower Trading Fl MEP	50 days?	Mon 1/5/09	Fri 3/13/09
15		Upper Trading Fl MEP	45 days?	Mon 3/16/09	Fri 5/15/09
16		Start Lower Trading Fl TI Work	151 days?	Tue 4/21/09	Fri 11/13/09
17		Start Upper Trading Fl TI Work	151 days	Tue 4/21/09	Fri 11/13/09
18					
19		105 Remove Escalators/Slab Fill	110 days?	Wed 7/2/08	Mon 12/1/08
20		105 Remove Stairs/Slab Fill	165 days?	Wed 7/16/08	Mon 3/2/09
21		105 Add 2 New Elevators	131 days?	Tue 9/2/08	Mon 3/2/09
22		105 Add New Stairs	67 days?	Thu 10/2/08	Thu 1/1/09
23		105 Demo Washrooms 3,5,&7 By CME	23 days?	Mon 9/1/08	Wed 10/1/08
24		105 New Washrooms 3,5,&7 By CME	100 days?	Fri 10/3/08	Wed 2/18/09
25		105 Upgrade Washrooms 2,4,6,8	54 days?	Fri 1/2/09	Wed 3/18/09
26		**CME FLOOR VACANCY DATES-105**	**504 days**	**Wed 8/1/07**	**Wed 7/1/09**
27		FLOOR 10	1 day?	Mon 10/1/07	Mon 10/1/07
28		FLOOR 9	1 day?	Wed 4/1/09	Wed 4/1/09
29		FLOOR 8	1 day?	Wed 7/1/09	Wed 7/1/09
30		FLOOR 7	1 day?	Tue 7/1/08	Tue 7/1/08
31		FLOOR 6	1 day?	Tue 7/1/08	Tue 7/1/08
32		FLOOR 5	1 day?	Tue 4/1/08	Tue 4/1/08
33		FLOOR 4	1 day?	Wed 8/1/07	Wed 8/1/07
34		FLOOR 3	1 day?	Sun 6/1/08	Sun 6/1/08
35		FLOOR 2	1 day?	Tue 7/1/08	Tue 7/1/08
36		105 Start TI	131 days?	Mon 11/3/08	Mon 5/4/09
37					
38		305 Remove Escalators/Slab Infill	111 days?	Tue 9/2/08	Mon 2/2/09
39		305 Remove Stairs/Slab Infill	180 days?	Tue 9/16/08	Fri 5/22/09

2007
May Jun
Qtr 3, 2007
Jul Aug Sep
Qtr 4, 2007
Oct Nov Dec
Qtr 1, 2008
Jan Feb Mar
Qtr 2, 2008
Apr May Jun
Qtr 3, 2008
Jul Aug Sep
Qtr 4, 2008
Oct Nov Dec
Qtr 1, 2009
Jan Feb Mar
Qtr 2, 2009
Apr May Jun
Qtr 3, 2009
Jul Aug Sep
Qtr 4, 2009
Oct Nov Dec
Qtr 1,
Jan
EXCEPT KRAUSE
EXCEPT FACILITIES

Project: CME Scheme F1 Schedule Rev
Date: Thu 8/16/07

Task | Split | Progress | Milestone ◆ | Summary | Project Summary | External Tasks | External Milestone ◆ | Deadline ⇩

Page 1

A - 23

CME SCHEME F1
SCHEDULE

ID		Task Name	Duration	Start	Finish
40		305 Infill ULL Slab& Elev. Stops	55 days?	Mon 11/3/08	Fri 1/16/09
41		305 Demo Washrooms 3,5,6,7 By CME	25 days?	Mon 11/3/08	Fri 12/5/08
42		305 New Washrooms 3,5,6,7 By CME	90 days?	Mon 12/1/08	Fri 4/3/09
43		305 Upgrade Washrooms 2,4,6,8,8	66 days?	Mon 3/2/09	Mon 6/1/09
44		305 Start TI	129 days?	Fri 1/2/09	Wed 7/1/09
45		**CME FLOOR VACANCY DATES- 305**	681 days	Fri 6/1/07	Fri 1/1/10
46		FLOOR 10	1 day?	Mon 12/1/08	Mon 12/1/08
47		FLOOR 9	1 day?	Fri 1/1/10	Fri 1/1/10
48		FLOOR 8	1 day?	Wed 7/1/09	Wed 7/1/09
49		FLOOR 7	1 day?	Sun 6/1/08	Sun 6/1/08
50		FLOOR 6	1 day?	Fri 6/1/07	Fri 6/1/07
51		FLOOR 5	1 day?	Sun 6/1/08	Sun 6/1/08
52		FLOOR 4	1 day	Sat 9/1/07	Sat 9/1/07
53		FLOOR 3	1 day?	Sun 6/1/08	Sun 6/1/08
54		FLOOR 2	1 day?	Thu 1/1/09	Thu 1/1/09
55					
56		**CME FLOOR VACANCY DATES-205**	0 days	Mon 8/27/07	Mon 8/27/07
57		FLOOR 7	1 day?	Sun 6/1/08	Sun 6/1/08
58		FLOOR 3	1 day?	Sun 6/1/08	Sun 6/1/08
59					
60		Punch List	238 days?	Mon 8/4/08	Tue 6/30/09
61		Test/Inspect	237 days?	Wed 8/6/08	Wed 7/1/09
62		Occupancy	1 day	Wed 7/1/09	Wed 7/1/09

2007
Qtr 3, 2007
Qtr 4, 2007
Qtr 1, 2008
Qtr 2, 2008
Qtr 3, 2008
Qtr 4, 2008
Qtr 1, 2009
Qtr 2, 2009
Qtr 3, 2009
Qtr 4, 2009
May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan
WORKING IN OCCUPIED SPACE
EXECUTIVE FLOOR TO REMAIN IN OCCUPANCY
EXCEPT NURSES
EXCEPT OPS.-GCC

Project: CME Scheme F1 Schedule Rev Date: Thu 8/16/07	Task		Progress		Summary		External Tasks		Deadline
	Split		Milestone	◆	Project Summary		External Milestone ◆	

Page 2

A - 24

EXHIBIT F

JANITORIAL SPECIFICATIONS

GENERAL CLEANING

NIGHTLY

General Offices:

1.	All hard surfaced flooring to be swept using approved dustdown preparation.

2.	Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).

3.	Hand dust and wipe clean all furniture, fixtures, and window sills.

4.	Empty all waste receptacles and remove wastepaper.

5.	Wash clean all Building water fountains and coolers.

6.	Sweep all private stairways.

Lavatories:

1.	Sweep and wash all floors, using proper disinfectants.

2.	Wash and polish all mirrors, shelves, bright work, and enameled surfaces.

3.	Wash and disinfect all basins, bowls, and urinals.

4.	Wash all toilet seats.

5.	Hand dust and clean all partitions, tile walls, dispensers, and receptacles in lavatories and restrooms.

6.	Empty paper receptacles, fill receptacles from tenant supply, and remove wastepaper.

7.	Fill toilet tissue holders from tenant supply.

8.	Empty and clean sanitary disposal receptacles.

WEEKLY

1.	Vacuum all carpeting and rugs.

Exhibit F

2.	Dust all door louvers and other ventilating louvers within a person’s normal reach.

3.	Wipe clean all brass and other bright work.

NOT MORE THAN 3 TIMES PER YEAR

High dust premises complete including the following:

1.	Dust all pictures, frames, charts, graphs, and similar wall hangings not reached in nightly cleaning.

2.	Dust all vertical surfaces, such as walls, partitions, doors, door frames, and other surfaces not reached in nightly cleaning.

3.	Dust all Venetian blinds.

4.	Wash all windows.

Exhibit F

EXHIBIT G

RSF, USF, AND TENANT’S SHARE

In calculating RSF and USF of the respective Buildings and applicable loss factors, storage space, parking and retail lobby space has and will be excluded.

RSF/USF and Tenant’s Share for Premises

10 South Wacker Building:

Floor/Space	RSF	USF	Tenant Share
ULL	5,594	N/A	0.5469%
2	19,703	N/A	1.9261%
3	19,505	N/A	1.9068%
4	20,209	N/A	1.9756%
5	20,203	N/A	1.9750%
6	20,229	N/A	1.9776%
7	23,221	N/A	2.2701%
P1-106 & Mailroom	N/A	6,082	N/A
M1-108	N/A	9,594	N/A
M2	N/A	5,047	N/A

20 South Wacker Building:

Floor/Space	RSF	USF	Tenant Share
2	N/A	37,233	N/A
3	45,071	N/A	3.6338%
7	37,291	N/A	3.0066%

30 South Wacker Building:

Floor/Space	RSF	USF	Tenant Share
SAS	N/A	7,790	N/A
ULL	36,080	N/A	2.9089%
2	20,617	N/A	1.6622%
3	20,397	N/A	1.6445%
4	22,079	N/A	1.7801%
5	22,080	N/A	1.7802%
6	20,369	N/A	1.6422%
7	24,147	N/A	1.9468%

Exhibit G

EXHIBIT H

EXCLUSIVE FREIGHT ELEVATOR

Exhibit H

SUITE
LOWER LOBBY
SUITE
20S-LL CME
EXCLUSIVE
FREIGHT
ELEVATOR

Lower Lobby - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

EXHIBIT I

FORM OF SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Exhibit I

BEAR STEARNS COMMERCIAL MORTGAGE, INC.

and

CHICAGO MERCANTILE EXCHANGE INC.

(Tenant)

SUBORDINATION, NON-DISTURBANCE AND

ATTORNMENT AGREEMENT

Date: August 24, 2007 Premise: A portion of 10, 20 and 30 South Wacker Drive, Chicago, Illinois Bear Loan No.: 51610

UPON RECORDATION

RETURN TO:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attention: William P. McInerney, Esq.

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made as of August 24, 2007 by and between BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 (“Lender”) and CHICAGO MERCANTILE EXCHANGE INC., a Delaware corporation, having an address at 20 South Wacker Drive, Chicago, Illinois 60606 (“Tenant”).

RECITALS:

A. Tenant is the holder of a leasehold estate in a portion of the property known as and located at 10, 20, and 30 South Wacker Drive, Chicago, Illinois, as more particularly described on Schedule A (the “Property”) under and pursuant to the provisions of that certain Office Lease, dated as of the date hereof (the “Office Lease”), between 10 – 30 South Wacker, L.P., a Delaware limited partnership, as landlord (“Landlord”), and Tenant, as tenant, and under and pursuant to the provisions of that certain Storage Space Agreement, dated as of the date hereof (the “Storage Lease”, and together with the Office Lease, collectively, the “Lease”), by and between Landlord, as landlord, and Tenant, as tenant;

B. The Property is or is to be encumbered by one or more mortgages, deeds of trust, deeds to secure debt or similar security agreements (collectively, the “Security Instrument”) from Landlord, or its successor in interest, in favor of Mortgage Electronic Registration Systems, Inc., a Delaware corporation, as nominee of Lender; and

C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. Subordination. The Lease shall be subject and subordinate in all respects to the lien and terms of the Security Instrument, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof.

2. Nondisturbance. So long as Tenant pays all rents and other charges as specified in the Lease and is not otherwise in default (beyond applicable notice and cure periods) of any of its obligations and covenants pursuant to the Lease, Lender agrees for itself and its successors in interest and for any other person acquiring title to the Property through a foreclosure (an “Acquiring Party”), that Tenant’s possession of the premises as described in the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or as said premises may be expanded as specified in the Lease, by reason of a foreclosure. For purposes of this agreement, a “foreclosure” shall include (but not be limited to) a foreclosure of the Security Instrument pursuant to Illinois law, a sheriffs or trustee’s sale under the power of sale contained in the Security Instrument, the termination of any superior lease of the Property and any other transfer of the Landlord’s interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment or sale in lieu of foreclosure.

3. Attornment. Tenant agrees to attorn to, accept and recognize any Acquiring Party as the landlord under the Lease pursuant to the provisions expressly set forth therein for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Lender or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment, such instrument to be consistent with this Agreement and reasonably acceptable to Tenant.

4. No Liability. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that neither the Lender, any receiver nor any Acquiring Party shall be:

(a) liable for any act, omission, negligence or default of any prior landlord (other than to cure defaults of a continuing nature with respect to the maintenance, restoration, or repair of the demised premises or the Property); provided, however, that any Acquiring Party shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease accruing from and after the date that it takes title to the Property; or

(b) except as set forth in (a), above, liable for any failure of any prior landlord to construct any improvements; or

(c) subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord; or

(d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord; or

(e) be liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Property; or

(f) liable or responsible for or with respect to the retention, application and or/return to the Tenant of any security deposit paid to Borrower or any prior Landlord, unless and until Lender or such Acquiring Party has actually received for its own account as landlord the full amount of such security deposit.

Notwithstanding any other provision of this Agreement to the contrary (i) Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Property, and (ii) nothing herein shall be deemed to constitute a waiver of, and Tenant shall in all events be entitled to exercise, Tenant’s rights of self-help and of setoff against Rent as provided in the Lease, regardless of when the Landlord default giving rise to Tenant’s rights of self-help and/or setoff may have occurred (including, without limitation, any failure by Landlord to timely Substantially Complete Landlord’s Work (as defined in the Lease) and/or any failure by Landlord to timely pay to Tenant the Construction Allowance (as defined in the Lease)).

5. Rent. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the loan secured by the Security Instrument. In the event Lender notifies Tenant of the occurrence of an Event of Default under the Security Instrument and demands that Tenant pay its rents and all other sums due or to become due under the Lease directly to Lender, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes

Tenant to make the foregoing payments to Lender upon such notice and demand, and agrees Tenant shall receive credit for all such payments made to Lender as payments of Rent under the Lease.

6. Lender to Receive Notices. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective unless Lender shall have received notice of default giving rise to such cancellation and shall have failed within forty-five (45) days after receipt of such notice to cure such default, or if such default cannot be cured within forty-five (45) days, shall have failed within forty-five (45) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default, and such default is cured within ninety (90) days after receipt of such notice.

7. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above, and:

if to Tenant, to the attention of:	Chicago Mercantile Exchange Inc. 20 South Wacker Drive Chicago, IL 60606 Attn: Chief Financial Officer

and

Chicago Mercantile Exchange Inc. 20 South Wacker Drive Chicago, IL 60606 Attn: General Counsel

and

Chicago Mercantile Exchange Inc. 20 South Wacker Drive Chicago, IL 60606 Attn: Treasurer

and

Holly Duran Real Estate Partners 10 South Wacker Drive, Suite 1965 Chicago, IL 60606 Attn: Holly Duran

if to Lender: to the attention of:	Bear Stearns Commercial Mortgage, Inc. its successors and/or assigns 383 Madison Avenue, 10th FL New York, New York 10179 Attention: J. Christopher Hoeffel Re.: Bear Loan No. 51610

if to Landlord: to the attention of:	10 – 30 South Wacker, L.P. c/o Tishman Speyer 45 Rockefeller Plaza New York, New York 10111 Attn: Director of Management

10 – 30 South Wacker, L.P. c/o Tishman Speyer 45 Rockefeller Plaza New York, New York 10111 Attn: General Counsel

10 – 30 South Wacker, L.P. 10 South Wacker Drive Chicago, IL 60606 Attn: Building Manager

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Paragraph 7, the term “Business Day” shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

8. Successors. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties, including, without limitation, trustees, credit enhancers, servicers or purchasers of securities in connection with a securitization of all or any part of the loan made by Lender to Landlord. In addition, Tenant acknowledges that all references herein to Landlord shall mean the owner of the landlord’s interest in the Lease, even if said owner shall be different than the Landlord named in the Recitals.

9. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

10. Governing Law. This Agreement shall be governed by the laws of the State of Illinois without regard to conflict of law principles.

IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

LENDER:

BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation

By:
Name:
Title:

TENANT:

CHICAGO MERCANTILE EXCHANGE INC., a Delaware corporation

By:
Name:
Title:

LANDLORD: The undersigned as the Landlord named in the Recitals or as successor thereto hereby accepts and agrees to be bound by the provisions of Paragraph 5 hereof.

10 – 30 SOUTH WACKER, L.P., a Delaware limited partnership

By: 10 – 30 South Wacker GP, L.L.C., a Delaware limited liability company, its general partner

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I,                     , a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT                      the                      of Lender, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as the                     , appeared before me this day in person and acknowledged that                      he signed and delivered said instrument as the                      own free and voluntary act and as the free and voluntary act of Lender for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this              day of                     , 2007.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I,                     , a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT                      the                      of Tenant, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as the                     , appeared before me this day in person and acknowledged that                      he signed and delivered said instrument as the                      own free and voluntary act and as the free and voluntary act of Tenant for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this             day of                     , 2007.

Notary Public

My Commission Expires:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I,                     , a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT                      the                      of Landlord, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as the                     , appeared before me this day in person and acknowledged that                      he signed and delivered said instrument as the                      own free and voluntary act and as the free and voluntary act of Landlord for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this              day of                     , 2007.

Notary Public

My Commission Expires:

SCHEDULE A

LEGAL DESCRIPTION

(See attached.)

Sched. A-1

EXHIBIT J

FORM OF MEMORANDUM OF LEASE

THIS INSTRUMENT PREPARED [PROVIDE FOR A 3” x 5” BLANK

BY AND AFTER RECORDING AREA HERE FOR RECORDING]

RETURN TO:

____________________________________________

____________________________________________

____________________________________________

____________________________________________

MEMORANDUM OF LEASE

This Memorandum of Lease (this “Memorandum”), dated as of [                    ], 2007, is made by and between 10 – 30 South Wacker, L.P., a Delaware limited partnership (“Landlord”), having an address at [                                                                         ] and Chicago Mercantile Exchange Inc., a Delaware corporation (“Tenant”), having an address at 20 South Wacker Drive, Chicago, IL 60606.

RECITALS:

Pursuant to a certain Office Lease, dated as of even date herewith (the “Lease”), made by and between Landlord and Tenant, Landlord thereby leased to Tenant and Tenant thereby hires from Landlord certain office and related equipment facility space located in and around the buildings and land commonly known as 10 South Wacker Drive, 20 South Wacker Drive, and 30 South Wacker Drive, Chicago, Illinois which land is legally described on Exhibit A.

The parties hereby confirm that:

The Lease became effective as of the date hereof and each shall expire, unless further extended, on November 30, 2022.

The Lease contains rights of first offering, options to extend the term, and parking privileges.

Exhibit J

This Memorandum is made for purposes of creating record notice of the existence of the Lease, and of certain rights granted to Tenant thereunder, and does not in any manner amend, enlarge, or reduce the respective rights, privileges, liabilities, or obligations of Landlord or Tenant under the Lease.

Exhibit J

This Memorandum may be signed in multiple counterparts, each of which shall constitute an original and, when taken together, shall constitute a single agreement.

LANDLORD:

10 – 30 SOUTH WACKER, L.P.

By:	10 – 30 South Wacker GP, L.L.C., its general partner

By:
Its:

TENANT:

CHICAGO MERCANTILE EXCHANGE INC.

By:
Its:

Exhibit J

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I,                     , a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT                      the                      of Landlord, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as the                     , appeared before me this day in person and acknowledged that                      he signed and delivered said instrument as the                      own free and voluntary act and as the free and voluntary act of Landlord for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this              day of                 , 2007.

Notary Public

My Commission Expires:

Exhibit J

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I,                     , a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT                      the                      of Tenant, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as the                     , appeared before me this day in person and acknowledged that                      he signed and delivered said instrument as the                      own free and voluntary act and as the free and voluntary act of Tenant for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this              day of                     , 2007.

Notary Public

My Commission Expires:

Exhibit J

EXHIBIT A TO EXHIBIT J

DESCRIPTION OF REAL ESTATE

Exhibit J

EXHIBIT K

VERTICAL TRANSPORTATION

Landlord shall renovate and provide vertical transportation (elevators and escalators) for the following Schemes, at Landlord’s expense:

Scheme F-1:

Elevators

1. Upon the date that Tenant vacates all of the Swing Space (or as otherwise reasonably agreed to by Landlord and Tenant), the three low-rise elevators at the 30 South Wacker Building shall be modified to serve floors UL, 2, 3, 4, 5, and 6 only.

2. Upon the date that Tenant vacates all of the Swing Space (or as otherwise reasonably agreed to by Landlord and Tenant), the seven low mid-rise elevators at the 30 South Wacker Building shall be modified to serve floors L, and 7 through 21. Landlord shall install new entrances from such elevators to floors 8, 9, and 10.

3. The four low-rise elevators at the 10 South Wacker Building shall be converted into two groups of three elevators. Landlord shall install two new elevators to comply with the foregoing requirement. Three of such elevators shall serve floors UL, 2, 3, 4, 5, and 6 only. The remainder of such elevators shall serve floors L, 7, 8, 9, and 10.

4. With respect to the full floors portions of the Premises in the 30 South Wacker Building only, Tenant shall have the right to secure the 30 South Wacker Building freight vestibules by securing and monitoring the doors by use of Tenant’s security system in accordance with applicable laws.

Escalators

1. The escalators at the 30 South Wacker Building shall be removed from floors UL through 7, but only after the upper elevator lobby floor is installed and passenger elevator service is operational for such floor. Tenant shall deliver such escalator space to Landlord in the condition in “as is” condition on or before the termination of the Existing Lease, and Tenant shall not be responsible for the cost of the removal thereof or any renovation resulting therefrom.

2. Tenant shall relinquish Tenant’s rights to the escalators from floors 3 through 7 at the 10 South Wacker Building. Tenant shall deliver such escalator space to Landlord in the condition in “as is” condition on or before the termination of the Existing Lease, and Tenant shall not be responsible for the cost of the removal thereof or any renovation resulting therefrom.

Exhibit K

Scheme F-2:

Elevators

1. Upon the date that Tenant vacates all of the Swing Space (or as otherwise reasonably agreed to by Landlord and Tenant), the three low-rise elevators at the 30 South Wacker Building shall be modified to serve floors UL, 2, 3,4, 5, 6, and 7 only.

2. Upon the date that Tenant vacates all of the Swing Space (or as otherwise reasonably agreed to by Landlord and Tenant), the seven low mid-rise elevators at the 30 South Wacker Building shall be modified to serve floors L, and 8 through 21. Landlord shall install new entrances from such elevators to floors 8, 9, and 10.

3. The four low-rise elevators at the 10 South Wacker Building shall be converted into two groups of three elevators. Landlord shall install two new elevators to comply with the foregoing requirement. Three of such elevators shall serve floors UL, 2, 3, 4, 5, 6, and 7 only. The remainder of such elevators shall serve floors L, 8, 9, and 10.

4. With respect to the full floors portions of the Premises in the 30 South Wacker Building only, Tenant shall have the right to secure the 30 South Wacker Building freight vestibules by securing and monitoring the doors by use of Tenant’s security system in accordance with applicable laws.

Escalators

1. The escalators at the 30 South Wacker Building shall be removed from floors UL through 7, but only after the upper elevator lobby floor is installed and passenger elevator service is operational for such floor. Tenant shall deliver such escalator space to Landlord in the condition in “as is” condition on or before the termination of the Existing Lease, and Tenant shall not be responsible for the cost of the removal thereof or any renovation resulting therefrom.

2. Tenant shall relinquish Tenant’s rights to the escalators from floors 3 through 7 at the 10 South Wacker Building. Tenant shall deliver such escalator space to Landlord in the condition in “as is” condition on or before the termination of the Existing Lease, and Tenant shall not be responsible for the cost of the removal thereof or any renovation resulting therefrom.

All of the foregoing work to be performed by Landlord pursuant to this Exhibit K (for the applicable Scheme elected by Tenant) shall constitute additional Landlord’s Work and shall be completed within the periods provided in Exhibit B-1 or B-2, as applicable.

Exhibit K

EXHIBIT L

ADDITIONAL SECURITY SERVICES

1.1. For so long as Premises includes the Secured Access Space, Tenant may contract with a fully licensed and insured security company (the “Security Company”) or, at Tenant’s option, utilize employees of Tenant, to provide security officers (the “Security Officers”) in the Secured Access Space for purposes of monitoring access through the Secured Access Space and throughout the Premises.

(a) Tenant agrees to hold harmless, indemnify, and defend Landlord from and against any and all Claims arising from or connected in any way with (i) the acts or omissions of the Security Officers (whether said Security Officers act within or outside of their scope of employment) and the Security Company and (ii) the failure of Tenant to comply with this Section 1.1.

(b) Tenant shall bear the expense of (i) the service provided by the Security Officers, (ii) changes to the reception desks in the Secured Access Space, if changes are necessary to accommodate the Security Officers, and (iii) any telecommunications system which Tenant may request to be installed in Landlord’s security/reception desks located in the 10 South Wacker Building and the 30 South Wacker Building lobbies including without limitation direct dial connectivity to Tenant telecommunications operator; provided, that any changes to Tenant’s reception desks shall be performed in accordance with the terms of this Lease.

(c) If Tenant elects to use Tenant’s employees as Security Officers, such Security Officers will be fully insured and, if required by any applicable law, licensed.

(d) The Security Company and the Security Officers shall not cause any disharmony (including labor disharmony) with Landlord, Landlord’s contractors, and other Building tenants and their contractors at any time. Tenant shall indemnify and hold Landlord harmless from and against any and all Claims arising out of or in connection with any labor disharmony resulting from Tenant’s use of the Security Company and the Security Officers.

(e) Security provided by Tenant in the Secured Access Space shall be at a level equal to or greater than that provided by Landlord at the other entrances to the Building. Landlord may station a security officer in the Secured Access Space to monitor the level of security provided by Tenant and Landlord shall include the cost of such security officer in Expenses.

1.2. Services provided by the Security Officers shall at no time interfere with the entrance reception service provided by Landlord in the 10 South Wacker Building or the 30 South Wacker Building. Such services shall be performed in a manner consistent with similar services in first class downtown Chicago office buildings, and if Landlord determines, in its reasonable judgment, that the Security Officers are not performing in such a manner and so notifies Tenant, Tenant shall cooperate with Landlord to correct any deficiencies. The Security

Exhibit L

Officers shall not monitor or otherwise interfere with traffic to and from the portions of the 10 South Wacker Building and the 30 South Wacker Building that are outside of the Premises.

1.3. Landlord’s Security Officers and Tenant’s security officers (if any) shall work cooperatively with each other.

1.4. Turnstiles securing elevator access from pedestrian traffic shall remain operational in each office tower lobby.

1.5. Visitor processing shall continue in accordance with the procedures in place as of the Execution Date; no visitors shall be permitted to enter elevator banks without being pre-registered or having a tenant called for authorization. Visitor processing stations shall be manned by security officers. During periods of slow visitor traffic, officers shall be reassigned to other posts. Free standing kiosks for pre-registered visitors shall be available to print visitor badges to gain access to the elevator banks.

1.6. The 10 South Wacker Building and the 30 South Wacker Building lobby “architectural metal walls” which force all elevator users to come through a central point may be removed, at Landlord’s discretion, to allow clear, unobstructed access to the “turnstiled” elevator banks. If after the removal of the “architectural metal walls”, any governmental entity raises the security threat alert for the City to a level above “Yellow” or “Elevated”, and either of Landlord or Tenant determines that stricter protocols for access to the elevator banks is necessary, additional security, as determined by Landlord in Landlord’s good faith discretion, shall be added to each of the 10 South Wacker Building and the 30 South Wacker Building lobbies by Landlord and such expense shall be included in Expenses.

1.7. Landlord, at Landlord’s expense, shall remove the 30 South Wacker Building lobby glass partition and entrance doors securing the low rise elevators and replace the same with turnstiles securing the elevator bank.

1.8. Landlord shall have the right to remove the x-ray scanners from each of the 10 South Wacker Building and the 30 South Wacker Building lobbies. If Landlord exercises such right, the scanners shall be retained and used only if any governmental entity raises the security alert threat for the city above “Yellow” or “Elevated”. Landlord shall write and incorporate the policy for the use of such scanners into the Project’s Security Alert Operational Levels Plan. In addition, Landlord shall engage a vendor who provides “Smart Technology” to assist on-site screeners with suspicious packages. Smart Technology will allow the image of the suspected package to be viewed off-site by a trained screener provided by such vendor. When x-rays are used, access to each elevator bank will be restricted to one central access point as existing on the Execution Date (tensor barriers may be used during the raised threat level).

The current practice of hiring armed officers (retired or off-duty police officers) at the 10 South Wacker Building and the 30 South Wacker Building lobbies and loading dock shall be discontinued. However, if any governmental entity raises the security threat alert for the City above “Yellow” or “Elevated”, and it is necessary in or desirable in Landlord’s sole discretion, off-duty officers shall be assigned to the 10 South Wacker Building and the 30 South Wacker Building lobbies. During these heightened security alerts, Landlord shall post an armed security

Exhibit L

officer at the 10 South Wacker Building and the 30 South Wacker Building loading docks for the sole purpose of monitoring truck and delivery vehicle traffic. Landlord shall use commercially reasonable efforts to assign off-duty police officers in lieu of retired police officers.

1.9. Landlord to provide and maintain a pallet size scanner at each of the 10 South Wacker Building and the 30 South Wacker Building loading docks (the “Scanner”).

1.10. All packages received at any Building loading dock shall be scanned to the extent the package fits within the Scanner. Landlord shall maintain and operate a central messenger center (the “Messenger Center”) for the purpose of accepting delivery or pick up of all packages smaller than 150 lbs. or the equivalent of four bankers’ boxes, whether delivered or being picked up by outside messenger or personnel of Building tenants other than Tenant. Landlord shall determine, in Landlord’s sole discretion, the extent to which packages received at the Messenger Center shall be scanned; provided, that:

(a) All packages in excess of 150 lbs. or larger than four banker’s boxes shall be directed to a Building loading dock for scanning, and

(b) Bulk letters and packages received from overnight courier services shall be directed to or received at the building loading docks and scanned and, after scanning, returned to the courier service for delivery to the Building tenant.

1.11. Intentionally Omitted.

1.12. Perimeter “Standoff Distance” (bollards & planters) shall be in place along Madison and Monroe Streets and Wacker Drive. Landlord acknowledges that the “Standoff Distance” drawings with the placement of the bollards and planters is approved by the City of Chicago. Provided the protection barrier is maintained, Landlord shall have the right to change the Wacker Drive perimeter bollard and/or planter system to an equal or better system. Any modification to the “Standoff Distance” drawings shall require the approval of the City of Chicago. Tenant shall cooperate with Landlord in securing any necessary permits or approvals from City of Chicago in connection with the Wacker Drive perimeter bollard and/or planter system.

1.13. Current property emergency plans shall be converted to the Tishman Speyer “TS Emergency Procedure Guide Book” and the Tishman Speyer “TS Avian Flu Plan”. Send Word Now (SWN) shall be utilized by Landlord in communicating with tenants during emergencies.

1.14. Landlord shall select an on-site Landlord Security Director to oversee the security operations at the complex. In addition, Landlord’s security vendor shall be required to maintain an account manager on-site.

1.15. Landlord shall maintain the 4 PZT cameras existing as of the Execution Date to monitor the exterior Building loading docks and the surrounding area and 2 PZT cameras to monitor each Building lobby (collectively, the “Cameras”);

Exhibit L

1.16. Landlord shall maintain door alarm devices at each access door to the roof of the 20 South Wacker Building (the “Alarms”);

1.17. Subject to compliance with applicable laws, Landlord shall modify the Building elevator hardware and software to:

(a) With respect to the passenger and freight elevators servicing the Premises, Landlord shall provide, as part of Landlord’s Work, elevator controls including key card controls within elevator cabs and/or at elevator lobby call buttons, such that all elevators restrict access to and from the Premises, the Parking Facilities, the ground floor of the Building and the upper lobby level of the Building, as follows:

(1) With respect to parking elevators located in the 30 South Wacker Building, the parking elevator service will only have access to the ground floor lobby; and

(2) Subject to the provisions of the Lease, with respect to the elevators serving the low mid-rise, mid-rise and high-rise floors, all elevators will be programmed such that access to the low-rise floors (i.e. Upper Lobby through floor 6, or, if Tenant is leasing the same, floor 7) shall be prevented.

(b) With respect to the passenger elevators located in the 10 South Wacker Building prevent, at Tenant’s option, the elevators serving the “low-rise floors”, i.e., the upper lobby level through floor 6, or, if Tenant is leasing the same, floor 7, from answering “hall calls” at the ground lobby level or providing service to the ground lobby level from such passenger elevators.

(c) With respect to elevator controls, Landlord’s and Tenant’s security officers will be provided with override keys for the 30 South Wacker Building parking elevators so as to provide handicap access to the Upper Lobby level.

(d) Tenant shall have the right from time to time, at Tenant’s expense, to modify such elevator controls to restore or further restrict such elevator service, subject to Landlord’s consent.

1.18. Tenant shall have the right at any time, subject to Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed, to install, at Tenant’s sole cost and expense, lighting and cameras at the west river wall of the Building.

1.19. Intentionally Omitted.

1.20. Landlord shall have the right, from time to time, to review various security options with Tenant to make the Parking Facilities more accessible to the general public. Landlord and Tenant agree that the Parking Facilities security procedures shall be as follows:

a. All monthly parkers and daily parkers shall file an application for parking privileges. The Parking Facilities operator shall perform a security check on each parking

Exhibit L

application and advise Landlord of the results. Those applications that do not pose a security risk, in Landlord’s sole discretion, shall be granted parking privileges.

b. Provided a tenant visitor is registered in advance, such visitor shall be granted a parking privilege

c. Commencing at 4:00 p.m. Monday through Friday, and all day on both of Saturday and Sunday, the Parking Facilities may be open to the general public; provided, that each vehicle shall be inspected as mutually agreed between Landlord and Tenant. Landlord shall cause the Parking Facilities operator to install signs in the Parking Facilities which shall provide that no parking shall be allowed after 1 a.m. (other than by monthly parkers and those daily parkers that shall file an application for parking privileges beyond 1 a.m.), failing which the Parking Facilities operator shall cause the vehicle in question to be towed from the Parking Facilities at such vehicle owner’s expense.

d. Tenant shall have the right to maintain, at Tenant’s expense, a Security Officer at or about the entrance to the garage to monitor vehicles allowed into the garage by the parking garage operator (but Tenant shall have no liability for anyone or thing allowed into the garage by the parking garage operator or the Landlord).

Until the Trading Termination Date, there shall be no less strict security measures implemented at the Building’s parking garage than now exist.

[The remainder of this page is left intentionally blank.]

Exhibit L

EXHIBIT M

TENANT’S NEW HVAC EQUIPMENT AND GENERATOR

Exhibit M

AREA OF WORK
KEY PLAN

P1- LOWER LEVEL

20 SOUTH WACKER DRIVE
PARKING LEVEL 1
Chicago, Illinois

EXHIBIT M- TENANT NEW HVAC EQUIPMENT AND GENERATOR
PROPOSED - PAGE 1 OF 4

11
12
13
14
15
G
F
E
D
C
B

AREA OF WORK
KEY PLAN

P1- LOWER LEVEL

20 SOUTH WACKER DRIVE
PARKING LEVEL 1
Chicago, Illinois

EXHIBIT M- TENANT NEW HVAC EQUIPMENT AND GENERATOR
FUTURE- PAGE 2 OF 4
SCALE: 1/16" = 1'-0"

08.15.07

AREA OF WORK
KEY PLAN
08.15.07

cme
Chicago Mercantile Exchange

10TH FLOOR

20 SOUTH WACKER DRIVE
TENTH FLOOR
Chicago, Illinois

EXHIBIT M- TENANT NEW HVAC EQUIPMENT AND GENERATOR
PROPOSED- PAGE 3 OF 4
SCALE: 1/16 = 1'-0"

10TH FLOOR

AREA OF WORK
KEY PLAN

08.13.07

20 SOUTH WACKER DRIVE
TENTH FLOOR
Chicago, Illinois

EXHIBIT M- TENANT NEW HVAC EQUIPMENT AND GENERATOR
PROPOSED FUTURE- PAGE 4 OF 4
SCALE: 1/16" = 1'-0"

EXHIBIT N

ELECTRICAL METERS

To be provided by Tenant to Landlord prior to the Trading Termination Date.

Exhibit N

EXHIBIT O

TENANT ROOFTOP TELECOMMUNICATIONS SPACE

Exhibit O

1
2
3
4
5
6
H
G
F
E
D
C
B
A
Rooftop Antenna Site

cme
Chicago Mercantile Exchange

20 SOUTH WACKER DRIVE
ROOF PLAN
Chicago, Illinois

SOUTH TOWER- FUTURE ROOFTOP ANTENNA
EXHIBIT D

EXHIBIT P

HVAC SPECIFICATIONS AND RATES

The Building HVAC system is a central VAV system with constant volume fan power boxes with electric reheats on the perimeter. The system serving the Premises is designed to maintain average temperatures within the Premises during Ordinary Business Hours of (i) not less than 72°F (+/- 2°F) dry bulb during the heating season when the outdoor temperature is -10°F and (ii) not more than 75°F (+/- 2°F) during the cooling season, when the outdoor temperatures are 94°F dry bulb and 75°F wet bulb, provided the population load per floor of not more than one person per 100 USF other than in dining and other special use areas.

The scheduled rate for HVAC service during non-Business Hours to any particular low-rise (i.e. upper lobby through the sixth floor (and the seventh floor, if Tenant is leasing same)) shall be as follows (subject to change from time to time for necessary labor costs, including fully loaded wages and benefits and necessary overtime for Building engineer(s) and as more particularly described in Section 6.3(a)(1) of the Lease):

1.	Air-conditioning with ventilation: $125.00 per hour;

2.	Heat with ventilation: $75.00 per hour; and

3.	Ventilation only: $50.00 per hour.

Exhibit P

EXHIBIT Q

VISITOR’S CENTER SIGNAGE

Exhibit Q

EXISTING CORRIDOR
NEWS STAND
VISITORS CENTER
BANK SPACE
EXISTING CME SIGNAGE
TO BE REMOVED
MATCH NORTH SIDE OF EXISTING
SIGNAGE (FONT, DIMENSIONS,
MOUNTING AND SUPPORT)
MATCH NORTH SIDE OF EXISTING
SIGNAGE (FONT, DIMENSIONS,
MOUNTING AND SUPPORT)
AUTO RAMP
ENTRANCE
WACKER DRIVE

20 SOUTH WACKER DRIVE
Chicago, Illinois

EXHIBIT Q - TENANT SIGNAGE
SCALE: 1/16" = 1'-0"

08.14.07

EXHIBIT R

EXTERIOR MONUMENT SIGNAGE AND RETAIL DIRECTORY MONUMENT SIGNAGE LOCATIONS

Exhibit R

SUITE
LOWER LOBBY
SUITE
20S-LL CME

Lower Lobby - Building Hatches

10-20-30 S. Wacker Dr.
Chicago, IL

OUTDOOR MONUMENT AREA

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